Exhibit 10.03

Execution Copy

SENIOR SECURED, SUPER-PRIORITY
DEBTOR-IN-POSSESSION CREDIT AGREEMENT

Dated as of March 11, 2009

by and among

MILACRON INC. AND EACH OF THE
OTHER BORROWERS SIGNATORY HERETO,

as Borrowers,

CERTAIN OTHER SUBSIDIARIES OF MILACRON INC. SIGNATORY HERETO,

as Credit Parties,

THE LENDERS SIGNATORY HERETO FROM TIME TO TIME,

as Lenders,

and

GENERAL ELECTRIC CAPITAL CORPORATION,

as Administrative Agent,

and

GE CAPITAL MARKETS, INC.,

as Lead Arranger

LEGAL_US_E # 82813718.8

TABLE OF CONTENTS
[TO BE UPDATED]

Page

1.

AMOUNT AND TERMS OF CREDIT

2

1.1

Credit Facilities

2

1.2

Letters of Credit

5

1.3

Prepayments

6

1.4

Use of Proceeds

8

1.5

Interest and Applicable Margins

9

1.6

Eligible Accounts

10

1.7

Eligible Inventory

13

1.8

Cash Management Systems

16

1.9

Fees

16

1.10

Receipt of Payments

16

1.11

Application and Allocation of Payments

17

1.12

Loan Account and Accounting

18

1.13

Indemnity

18

1.14

Intentionally Omitted

19

1.15

Taxes

19

1.16

Capital Adequacy; Increased Costs; Illegality

21

1.17

Single Loan

22

1.18

Super-Priority Nature of Obligations and Agent’s Liens

22

1.19

Payment of Obligations

23

1.20

No Discharge; Survival of Claims

23

1.21

Release

24

1.22

Waiver of any Priming Rights

24

1.23

Milacron Capital Forbearance

25

1.24

Milacron Canada

25

2.

CONDITIONS PRECEDENT

25

2.1

Conditions to the Initial Loans

25

2.2

Further Conditions to Each Loan

26

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3.

REPRESENTATIONS AND WARRANTIES

27

3.1

Organization, Good Standing, Etc

27

3.2

Authorization, Etc

28

3.3

Governmental Approvals

28

3.4

Enforceability of Loan Documents

28

3.5

Subsidiaries

28

3.6

Litigation; Commercial Tort Claims

29

3.7

Financial Condition

29

3.8

Compliance with Law, Etc

29

3.9

ERISA

30

3.10

Taxes, Etc

30

3.11

Regulations T, U and X

31

3.12

Nature of Business

31

3.13

Adverse Agreements, Etc

31

3.14

Permits, Etc

31

3.15

Properties

32

3.16

Full Disclosure

32

3.17

Operating Lease Obligations

33

3.18

Environmental Matters

33

3.19

Insurance

34

3.20

Use of Proceeds

34

3.21

Location of Bank Accounts

35

3.22

Intellectual Property

35

3.23

Material Contracts

36

3.24

Holding Company and Investment Company Acts

36

3.25

Employee and Labor Matters

36

3.26

Customers and Suppliers

37

3.27

Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; Chief Executive Office; FEIN  37

3.28

Tradenames

37

3.29

Locations of Collateral

37

3.30

Security Interests

37

3.31

[Intentionally Omitted]

38

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3.33

Canadian Pension and Benefit Plan Matters

38

3.34

Reorganization Matters

38

4.

FINANCIAL STATEMENTS AND INFORMATION

39

4.1

Reports and Notices

39

4.2

Communication with Accountants

40

5.

AFFIRMATIVE COVENANTS

40

5.1

Additional Guaranties and Collateral Security

40

5.2

Compliance with Laws, Etc

41

5.3

Preservation of Existence, Etc

42

5.4

Keeping of Records and Books of Account

42

5.5

Inspection Rights

42

5.6

Maintenance of Properties, Etc

42

5.7

Maintenance of Insurance

42

5.8

Obtaining of Permits, Etc

43

5.9

Environmental

43

5.10

Further Assurances

45

5.11

Change in Collateral; Collateral Records

45

5.12

Landlord Waivers; Collateral Access Agreements

45

5.13

Fiscal Year

46

5.14

Borrowing Base

46

5.15

Use of Proceeds

46

5.16

Conference Calls

46

5.17

Misplaced Notes

46

5.18

Canadian Pension and Benefit Plans

46

5.19

After Acquired Real Property

47

5.20

Senior Secured Priority Collateral

48

5.21

Intentionally Omitted

48

5.22

Accounts Documentation

48

5.23

Status of Accounts and Other Collateral

48

5.24

Collateral Custodian

49

5.25

Accounts Covenants

49

5.26

Inventory Covenants

50

5.27

Compliance with Milestones

51

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5.28

Cooperation with Advisors

51

5.29

Restructuring Advisor; Financial Advisor

51

6.

NEGATIVE COVENANTS

52

6.1

Liens, Etc

52

6.2

Indebtedness

52

6.3

Fundamental Changes; Dispositions

52

6.4

Change in Nature of Business

53

6.5

Loans, Advances, Investments, Etc

53

6.6

Intentionally Omitted

54

6.7

Restricted Payments

54

6.8

Federal Reserve Regulations

55

6.9

Transactions with Affiliates

55

6.10

Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries

55

6.11

Limitation on Issuance of Stock

56

6.12

Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc  56

6.13

Investment Company Act of 1940

58

6.14

Compromise of Accounts

58

6.15

ERISA

58

6.16

Environmental

59

6.17

Certain Agreements

59

6.18

Misplaced Notes

59

6.19

Wholly-Owned Subsidiaries

59

6.20

Restrictions in Organizational Documents

59

6.21

Financial Covenants

59

6.22

Chapter 11 Claims

59

6.23

Critical Vendor and Other Payments

59

6.24

Pre-Petition Indebtedness

60

7.

TERM

60

7.1

Termination

60

7.2

Survival of Obligations Upon Termination of Financing Arrangements

60

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8.

EVENTS OF DEFAULT; RIGHTS AND REMEDIES

60

8.1

Events of Default

60

8.2

Remedies

66

8.3

Waivers by Credit Parties

67

9.

ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT

67

9.1

Assignment and Participations

67

9.2

Appointment of Agent

70

9.3

Agent’s Reliance, Etc

71

9.4

GE Capital and Affiliates

71

9.5

Lender Credit Decision

71

9.6

Indemnification

72

9.7

Successor Agent

72

9.8

Setoff and Sharing of Payments

72

9.9

Advances; Payments; Non-Funding Lenders; Information; Actions in Concert

73

9.10

Quebec Security Documents

75

10.

SUCCESSORS AND ASSIGNS

77

10.1

Successors and Assigns

77

11.

MISCELLANEOUS

77

11.1

Complete Agreement; Modification of Agreement

77

11.2

Amendments and Waivers

77

11.3

Fees and Expenses

79

11.4

No Waiver

81

11.5

Remedies

81

11.6

Severability

81

11.7

Conflict of Terms

81

11.8

Confidentiality

81

11.9

GOVERNING LAW

82

11.10

Notices

82

11.11

Section Titles

83

11.12

Counterparts

83

11.13

WAIVER OF JURY TRIAL

83

11.14

Press Releases and Related Matters

84

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11.15

Reinstatement

84

11.16

Advice of Counsel

84

11.17

No Strict Construction

84

11.18

Obligations Absolute

85

11.19

Parties Including Trustees; Bankruptcy Court Proceedings

85

12.

CROSS-GUARANTY

86

12.1

Cross-Guaranty

86

12.2

Waivers by Borrowers

86

12.3

Benefit of Guaranty

86

12.4

Subrogation, Etc

87

12.5

Election of Remedies

87

12.6

Limitation

87

12.7

Contribution with Respect to Guaranty Obligations

88

12.8

Liability Cumulative

89

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INDEX OF APPENDICES

Annex A (Recitals)

-

Definitions

Annex B (Section 1.2)

-

Letters of Credit

Annex C (Section 1.8)

-

Cash Management System

Annex D (Section 2.1(a))

-

Closing Checklist

Annex E (Section 4.1(a))

-

Financial Statements and Projections -- Reporting

Annex F (Section 4.1(b))

-

Collateral Reports

Annex G (Section 6.10)

-

Financial Covenants

Annex H (Section 9.9(a))

-

Lenders’ Wire Transfer Information

Annex I (Section 11.10)

-

Notice Addresses

Annex J (from Annex A -

   Commitments definition)

Commitments as of Closing Date

Exhibit 1.1(a)(i)

-

Form of Notice of Revolving Credit Advance

Exhibit 1.1(a)(ii)

-

Form of Revolving Note

Exhibit 1.1(c)(ii)

-

Form of Swing Line Note

Exhibit 1.5(e)

-

Form of Notice of Conversion/Continuation

Exhibit 1.6

-

Bill and Hold Policy

Exhibit 4.1(b)

-

Form of Borrowing Base Certificate

Exhibit 9.1(a)

-

Form of Assignment Agreement

Exhibit A-1

-

Form of Intercompany Subordination Agreement

Exhibit B-1

-

Application for Standby Letter of Credit

Exhibit I

-

Form of Interim Order

Exhibit M

-

Milestones

Schedule A-1

-

First Day Orders

Schedule 1.1

-

Agent’s Representatives

Schedule 1.2

-

Existing Letters of Credit

Schedule 2.1

-

Required Consents and Approvals

Schedule 3.2

-

Authorizations, Etc.

Schedule 3.5

-

Subsidiaries

Schedule 3.6

-

Litigation; Commercial Tort Claims

Schedule 3.9

-

ERISA

Schedule 3.15

-

Real Property

Schedule 3.17

-

Operating Lease Obligations

Schedule 3.18

-

Environmental Matters

Schedule 3.19

-

Insurance

Schedule 3.21

-

Bank Accounts

Schedule 3.22

-

Intellectual Property

Schedule 3.23

-

Material Contracts

Schedule 3.26

-

Customers and Suppliers

Schedule 3.27

-

Name; Jurisdiction of Organization; Organizational

ID Number; Chief Place of Business; Chief

Executive Office; FEIN

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Schedule 3.28

-

Tradenames

Schedule 3.29

-

Collateral Locations

Schedule 5.3

-

Preservation of Existence

Schedule 6.1

-

Existing Liens

Schedule 6.2

-

Existing Indebtedness

Schedule 6.5

-

Existing Investments

Schedule 6.10

-

Limitations on Dividends and Other Payment

Restrictions

LEGAL_US_E # 82813718.8

This SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Agreement”), dated as of March 11, 2009, by and among MILACRON INC., a Delaware corporation (“Parent”), CIMCOOL INDUSTRIAL PRODUCTS INC., a Delaware corporation (“Cimcool”), MILACRON MARKETING COMPANY, an Ohio corporation (“Marketing”), MILACRON PLASTICS TECHNOLOGIES GROUP INC., a Delaware corporation (“Plastics”), and D-M-E COMPANY, a Delaware corporation (“D-M-E Company”) (Parent, Cimcool, Marketing, Plastics and D-M-E Company are collectively referred to herein as the “Borrowers” and individually as a “Borrower”); the other Credit Parties signatory hereto as Guarantors; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as Lender, and as administrative agent for Lenders (“Agent”), and the other Lenders signatory hereto from time to time.

RECITALS

WHEREAS, on March 10, 2009 (the “Petition Date”), Borrowers and certain of their Subsidiaries (collectively, the “Debtors”) commenced Chapter 11 Case Nos. 09-11235 through 09-11239, Case No. 09-11241 and Case No. 0911244, as administratively consolidated at Chapter 11 Case No. 09-11235 (collectively, the “Chapter 11 Case”) by filing a voluntary petition for reorganization under Chapter 11, 11 U.S.C. §§101 et seq. (the “Bankruptcy Code”), with the United States Bankruptcy Court for the Southern District of Ohio, Western Division (the “Bankruptcy Court”), and on March 10, 2009 an application was filed with the Canadian Court (as defined herein) to recognize the Chapter 11 Case and commence Canadian Proceedings (as defined herein) pursuant to Section 18.6 of the CCAA (as defined herein);

WHEREAS, from and after the Petition Date, each of Borrowers and the Guarantors continue to operate their business and manage their properties as a debtor and a debtor-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code;

WHEREAS, prior to the Petition Date, the Prior Lenders (as defined below) provided financing to Borrowers pursuant to that certain Credit Agreement, dated as of December 19, 2006, among Borrowers, certain Subsidiaries of Parent party thereto, the lenders party thereto from time to time (the “Prior Lenders”), and GE Capital as administrative agent for the Prior Lenders (as amended, restated, supplemented or otherwise modified through the Petition Date, the “Pre-Petition Credit Agreement”);

WHEREAS, Borrowers have requested that the Lenders provide a senior secured, super-priority debtor-in-possession credit facility to Borrowers of up to $55,000,000 in the aggregate to fund the working capital requirements and other financial needs of the Debtors during the pendency of their Chapter 11 Case and the Canadian Proceedings and to be used in accordance with Section 5.15 herein; and

WHEREAS, capitalized terms used in this Agreement shall have the meanings ascribed to them in Annex A and, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in Annex A shall govern.  All Annexes, Schedules, Exhibits and other attachments (collectively, “Appendices”) hereto, or expressly identified to this

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Agreement, are incorporated herein by reference, and taken together with this Agreement, shall constitute but a single agreement.  These Recitals shall be construed as part of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

1.

AMOUNT AND TERMS OF CREDIT

1.1

Credit Facilities.

(a)

Revolving Credit Facility.

(i)

Subject to the terms and conditions hereof, each Revolving Lender agrees to make available to Borrowers at any time and from time to time on and after the Closing Date until the Commitment Termination Date its Pro Rata Share of advances (each, a “Revolving Credit Advance”); provided, that until the entry of the Final Order, Revolving Credit Advances shall be limited as set forth in the Interim Order.  The Pro Rata Share of the Revolving Loan of any Revolving Lender shall not at any time exceed its separate Revolving Loan Commitment.  The obligations of each Revolving Lender hereunder shall be several and not joint.  Until the Commitment Termination Date, Borrowers may borrow, repay and reborrow under this Section 1.1(a); provided; however, the amount of any Revolving Credit Advance to be made at any time shall not exceed Borrowing Availability at such time.  Borrowing Availability may be reduced by Reserves imposed by Agent in its Permitted Discretion.  Each Revolving Credit Advance shall be made on notice by Borrower Representative on behalf of the applicable Borrower to one of the representatives of Agent identified in Schedule 1.1 at the address specified therein.  Any such notice must be given no later than (1) noon (New York time) on the Business Day of the proposed Revolving Credit Advance, in the case of an Index Rate Loan, or (2) noon (New York time) on the date which is three (3) Business Days prior to the proposed Revolving Credit Advance, in the case of a LIBOR Loan.  Each such notice (a “Notice of Revolving Credit Advance”) must be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(a)(i), and shall include the information required in such Exhibit.  If any Borrower desires to have the Revolving Credit Advances bear interest by reference to a LIBOR Rate, Borrower Representative must comply with Section 1.5(e).

(ii)

Each Borrower shall, if requested by a Revolving Lender, jointly execute and deliver to such Revolving Lender a note to evidence the Revolving Loan Commitment of that Revolving Lender.  Each note shall be in the principal amount of the Revolving Loan Commitment of the applicable Revolving Lender, dated the Closing Date (or such “effective date” as set forth under any Assignment Agreement) and substantially in the form of Exhibit 1.1(a)(ii)  (each a “Revolving Note” and, collectively, the “Revolving Notes”). Each Revolving Note shall represent the obligation of the applicable Borrower to pay the amount of the applicable Revolving Lender’s Revolving Loan Commitment or, if less, such Revolving Lender’s Pro Rata Share of the aggregate unpaid principal amount of all Revolving Credit Advances to such Borrower together with interest thereon as prescribed in Section 1.5.  The entire unpaid balance of the aggregate Revolving Loan and all other non-contingent Obligations

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shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date.

(b)

Intentionally Omitted.

(c)

Swing Line Facility.

(i)

Agent shall notify the Swing Line Lender promptly upon Agent’s receipt of any Notice of Revolving Credit Advance.  Subject to the terms and conditions hereof, the Swing Line Lender may, in its discretion, make available from time to time on and after the Closing Date until the Commitment Termination Date advances (each, a “Swing Line Advance”) in accordance with any such notice; provided, that until the entry of the Final Order, Swing Line Advances shall be limited as set forth in the Interim Order. The provisions of this Section 1.1(c) shall not relieve Revolving Lenders of their obligations to make Revolving Credit Advances under Section 1.1(a); provided that if the Swing Line Lender makes a Swing Line Advance pursuant to any such notice, such Swing Line Advance shall be in lieu of any Revolving Credit Advance that otherwise may be made by Revolving Credit Lenders pursuant to such notice.  The aggregate amount of Swing Line Advances outstanding shall not exceed at any time the lesser of (A) the Swing Line Commitment and (B) the lesser of the Maximum Amount and the Borrowing Base, in each case, less the outstanding balance of the Revolving Loan at such time (“Swing Line Availability”).  Until the Commitment Termination Date, Borrowers may from time to time borrow, repay and reborrow under this Section 1.1(c).  Each Swing Line Advance shall be made pursuant to a Notice of Revolving Credit Advance delivered to Agent by Borrower Representative on behalf of the applicable Borrower in accordance with Section 1.1(a).  Any such notice must be given no later than noon (New York time) on the Business Day of the proposed Swing Line Advance.  Unless the Swing Line Lender has received at least one Business Day’s prior written notice from Requisite Revolving Lenders instructing it not to make a Swing Line Advance, the Swing Line Lender shall, notwithstanding the failure of any condition precedent set forth in Sections 2.2, be entitled to fund that Swing Line Advance, and to have each Revolving Lender make Revolving Credit Advances in accordance with Section 1.1(c)(iii).  Notwithstanding any other provision of this Agreement or the other Loan Documents, the Swing Line Loan shall constitute an Index Rate Loan. As provided in Section 1.1(c)(iii), Agent may cause the aggregate outstanding principal amount of the Swing Line Loan to be repaid from the proceeds of a Revolving Credit Advance.

(ii)

Each Borrower shall, if requested by the Swing Line Lender, jointly execute and deliver to the Swing Line Lender a promissory note to evidence the Swing Line Commitment.  Such note shall be in the principal amount of the Swing Line Commitment of the Swing Line Lender, dated the Closing Date and substantially in the form of Exhibit 1.1(c)(ii)  (the “Swing Line Note”). The Swing Line Note shall represent the obligation of each Borrower to pay the amount of the Swing Line Commitment or, if less, the aggregate unpaid principal amount of all Swing Line Advances made to such Borrower together with interest thereon as prescribed in Section 1.5.  The entire unpaid balance of the Swing Line Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date if not sooner paid in full.

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(iii)

The Swing Line Lender, at any time and from time to time no less frequently than once weekly shall on behalf of any Borrower (and each Borrower hereby irrevocably authorizes the Swing Line Lender to so act on its behalf) request each Revolving Lender (including the Swing Line Lender) to make a Revolving Credit Advance to each Borrower (which shall be an Index Rate Loan) in an amount equal to that Revolving Lender’s Pro Rata Share of the principal amount of the applicable Borrower’s Swing Line Loan (the “Refunded Swing Line Loan”) outstanding on the date such notice is given.  Regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Credit Advance are then satisfied, each Revolving Lender shall disburse directly to Agent, its Pro Rata Share of a Revolving Credit Advance on behalf of the Swing Line Lender prior to 3:00 p.m. (New York time) in immediately available funds on the Business Day next succeeding the date that notice is given.  The proceeds of those Revolving Credit Advances shall be immediately paid to the Swing Line Lender and applied to repay the Refunded Swing Line Loan of the applicable Borrower.

(iv)

[intentionally omitted].

(v)

Each Revolving Lender’s obligation to make Revolving Credit Advances in accordance with Section 1.1(c)(iii) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) any inability of any Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.  If any Revolving Lender does not make available to Agent or the Swing Line Lender, as applicable, the amount required pursuant to Section 1.1(c)(iii), as the case may be, the Swing Line Lender shall be entitled to recover such amount on demand from such Revolving Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two (2) Business Days and at the Index Rate thereafter.

(d)

Reliance on Notices; Appointment of Borrower Representative.  Agent shall be entitled to rely upon, and shall be fully protected in relying upon, any Notice of Revolving Credit Advance, Notice of Conversion/Continuation or similar notice believed by Agent to be genuine.  Agent may assume that each Person executing and delivering any notice in accordance herewith was duly authorized, unless the responsible individual acting thereon for Agent has actual knowledge to the contrary.  Each Borrower hereby designates Parent as its representative and agent on its behalf for the purposes of issuing Notices of Revolving Credit Advances and Notices of Conversion/Continuation, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or Borrowers under the Loan Documents.  Borrower Representative hereby accepts such appointment.  Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from all Borrowers, and may give any notice or communication required or permitted to be given to any Borrower or Borrowers hereunder to Borrower

LEGAL_US_E # 82813718.8

Representative on behalf of such Borrower or Borrowers.  Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

1.2

Letters of Credit.  Subject to and in accordance with the terms and conditions contained herein and in Annex B, Borrower Representative, on behalf of the applicable Borrower, shall have the right to request, and Revolving Lenders agree to incur, or purchase participations in, Letter of Credit Obligations in respect of each Borrower.  The Existing Letters of Credit shall be deemed to have been issued hereunder on the Closing Date (and shall not be deemed Indebtedness under the Pre-Petition Credit Agreement for purposes of this Agreement), and no request for issuance thereof need be made.

1.2A

Swap Related Reimbursement Obligations.

(a)

Borrowers agree to reimburse GE Capital in immediately available funds in the amount of any payment made by GE Capital under a Swap Related L/C (such reimbursement obligation, whether contingent upon payment by GE Capital under the Swap Related L/C or otherwise, being herein called a “Swap Related Reimbursement Obligation”).  No Swap Related Reimbursement Obligation for any Swap Related L/C may exceed the amount of the payment obligations owed by Borrowers under the interest rate protection or hedging agreement or transaction supported by the Swap Related L/C.

(b)

A Swap Related Reimbursement Obligation shall be due and payable by Borrowers within one (1) Business Day after the date on which a related payment was made by GE Capital under the Swap Related L/C.

(c)

Any Swap Related Reimbursement Obligation shall, during the period in which it is unpaid, bear interest at the rate per annum equal to the LIBOR Rate plus one percent (1%), as if the unpaid amount of the Swap Related Reimbursement Obligation were a LIBOR Loan, and not at any otherwise applicable Default Rate.  Such interest shall be payable upon demand.  The following additional provisions apply to the calculation and charging of interest by reference to the LIBOR Rate:

(i)

The LIBOR Rate shall be determined for each successive one-month LIBOR Period during which the Swap Related Reimbursement Obligation is unpaid, notwithstanding the occurrence of any Event of Default and even if the LIBOR Period were to extend beyond the Commitment Termination Date.

(ii)

If a Swap Related Reimbursement Obligation is paid during a monthly period for which the LIBOR Rate is determined, interest shall be pro-rated and charged for the portion of the monthly period during which the Swap Related Reimbursement Obligation was unpaid.  Section 1.13(b) shall not apply to any payment of a Swap Related Reimbursement Obligation during the monthly period.

(iii)

Notwithstanding the last paragraph of the definition of “LIBOR Rate”, if the LIBOR Rate is no longer available from Telerate News Service, the LIBOR Rate

LEGAL_US_E # 82813718.8

shall be determined by GE Capital from such financial reporting service or other information available to GE Capital as in GE Capital’s reasonable discretion indicates GE Capital’s cost of funds.

(d)

Except as provided in the foregoing provisions of this Section 1.2A and in Section 11.3, Borrowers shall not be obligated to pay to GE Capital or any of its Affiliates any Letter of Credit Fee, or any other fees, charges or expenses, in respect of a Swap Related L/C or arranging for any interest rate protection or hedging agreement or transaction supported by the Swap Related L/C.  GE Capital and its Affiliates shall look to the beneficiary of a Swap Related L/C for payment of any such letter of credit fees or other fees, charges or expenses and such beneficiary may factor such fees, charges, or expenses into the pricing of any interest rate protection or hedging arrangement or transaction supported by the Swap Related L/C.

(e)

If any Swap Related L/C is revocable prior to its scheduled expiry date, GE Capital agrees not to revoke the Swap Related L/C unless the Commitment Termination Date or an Event of Default has occurred.

(f)

GE Capital or any of its Affiliates shall be permitted to (i) provide confidential or other information furnished to it by any of the Credit Parties (including, without limitation, copies of any documents and information in or referred to in the Closing Checklist, Financial Statements and Compliance Certificates) to a beneficiary or potential beneficiary of a Swap Related L/C and (ii) receive confidential or other information from the beneficiary or potential beneficiary relating to any agreement or transaction supported or to be supported by the Swap Related L/C.  However, no confidential information shall be provided to any Person under this paragraph unless the Person has agreed to comply with the covenant substantially as contained in Section 11.8.

1.3

Prepayments.

(a)

Voluntary Prepayments; Reductions in Revolving Loan Commitments.  Borrowers may at any time pursuant to written notice (or telephonic notice promptly confirmed in writing by telecopy or overnight delivery) by Borrower Representative to Agent (i) voluntarily prepay, without penalty or premium, all or part of the Revolving Loans and/or (ii) permanently reduce (but not terminate) the Revolving Loan Commitment; provided that (A) any such prepayments or reductions shall be in a minimum amount of $500,000 and integral multiples of $100,000 in excess of such amount (unless the outstanding principal balance of the Revolving Loans immediately prior to such reduction is less than $500,000 or any such integral multiple, in which case the prepayment shall be in the entire amount of such outstanding principal balance), (B) the Revolving Loan Commitment shall not be reduced to an amount less than the sum of (i) the amount of the Revolving Loan then outstanding plus (ii) all amounts owing by any Credit Party under the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith (other than for purposes of providing cash collateral with respect to the Existing Letters of Credit) then outstanding (if any), (C) after giving effect to such reductions, Borrowers shall comply with Section 1.3(b)(i) and (D) any such payments shall be applied in accordance with Section 1.3(c).  Notwithstanding any of the foregoing, Borrowers may, without penalty or premium except as set forth in the GE Capital Fee Letter, at any time on at least five (5) Business Days’ prior

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written notice by Borrower Representative to Agent terminate the Revolving Loan Commitment; provided that upon such termination, all Loans and other non-contingent Obligations shall be immediately due and payable in full and all Letter of Credit Obligations shall be cash collateralized or otherwise satisfied in accordance with Annex B.  Any voluntary prepayment and any reduction or termination of the Revolving Loan Commitment must be accompanied by payment of the Fees required by the GE Capital Fee Letter, if any, plus the payment of any LIBOR funding breakage costs in accordance with Section 1.13(b).  Upon any such reduction or termination of the Revolving Loan Commitment, each Borrower’s right to request Revolving Credit Advances, or request that Letter of Credit Obligations be incurred on its behalf, or request Swing Line Advances, shall simultaneously be permanently reduced or terminated, as the case may be; provided that a permanent reduction of the Revolving Loan Commitment shall not require a corresponding pro rata reduction in the L/C Sublimit.  Each notice of partial prepayment shall designate the Loans or other Obligations to which such prepayment is to be applied.

(b)

Mandatory Prepayments.

(i)

If at any time the aggregate outstanding balances of the Revolving Loan plus all amounts owing by any Credit Party under the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith (other than for purposes of providing cash collateral with respect to the Existing Letters of Credit) then outstanding exceed the lesser of (A) the Maximum Amount and (B) the Borrowing Base, Borrowers shall immediately repay the aggregate outstanding Revolving Credit Advances and amounts owing by any Credit Party under the Pre-Petition Credit Agreement then outstanding to the extent required to eliminate such excess.  If any such excess remains after repayment in full of the aggregate outstanding Revolving Credit Advances and all amounts owing by any Credit Party under the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith (other than for purposes of providing cash collateral with respect to the Existing Letters of Credit) then outstanding, Borrowers shall provide cash collateral for the Letter of Credit Obligations in the manner set forth in Annex B to the extent required to eliminate such excess.  If no Event of Default shall have occurred and be continuing, all or a portion of such cash collateral shall be returned to Borrowers at such time as the aggregate outstanding balances of the Revolving Loan plus all amounts owing by any Credit Party under the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith (other than for purposes of providing cash collateral with respect to the Existing Letters of Credit) then outstanding no longer exceed the lesser of (A) the Maximum Amount and (B) the Borrowing Base.

(ii)

Subject to the terms of the Intercreditor Agreement, the Senior Secured Notes Indenture and the DIP Term Loan Agreement (as in effect on the Closing Date or as amended in accordance with the terms hereof), upon receipt by any Credit Party of any Net Cash Proceeds of any asset Disposition, Borrowers shall promptly (and, in no event, later than one (1) Business Day after any such Disposition) prepay the Loans in an amount equal to all such Net Cash Proceeds; provided, however, this clause (ii) shall not apply to Net Cash Proceeds from asset Dispositions of less than $500,000 in the aggregate during the term of this Agreement.  Any such prepayment shall be applied in accordance with Section 1.3(c).

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(iii)

If Parent issues Stock, or if any Credit Party issues any Indebtedness that is not otherwise permitted hereunder, no later than the Business Day following the date of receipt of the Net Cash Proceeds thereof, Parent shall prepay the Loans in an amount equal to all such Net Cash Proceeds.  Any such prepayment shall be applied in accordance with Section 1.3(c).

(c)

Application of Certain Prepayments.  Subject to Section 1.11, any prepayments made by any Borrower pursuant to Section 1.3(a), 1.3(b)(i), (b)(ii) or (b)(iii)  above shall be applied as follows: first, to Fees and reimbursable expenses of Agent then due and payable pursuant to any of the Loan Documents, until the same has been paid in full; second, to all amounts owing by any Credit Party under the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith (other than for purposes of providing cash collateral with respect to the Existing Letters of Credit); third, to interest then due and payable on Swing Line Loans, until the same has been paid in full; fourth, to the principal balance of the Swing Line Loan outstanding, until the same has been repaid in full; fifth, to interest then due and payable on Revolving Credit Advances, until the same has been paid in full; and sixth, to the principal balance of Revolving Credit Advances outstanding, until the same has been repaid in full.  None of the Revolving Loan Commitment or the Swing Line Commitment shall be permanently reduced by the amount of any such payments.

(d)

Application of Prepayments from Insurance and Condemnation Proceeds.  Prepayments from Net Cash Proceeds of  insurance or condemnation events in accordance with Section 5.7 and the Mortgage(s), respectively, shall be applied, first, to all amounts owing by any Credit Party under the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith (other than for purposes of providing cash collateral with respect to the Existing Letters of Credit),  second, to the Swing Line Loans, and third, to the Revolving Credit Advances; provided, that prior to the Discharge of Term Obligations, proceeds of Senior Secured Priority Collateral to the extent payable to the holders of the Senior Secured Notes or the DIP Term Loan Lenders or to be held as Senior Secured Priority Collateral or otherwise shall be applied, in each case, in accordance with the terms of the Senior Secured Notes Indenture, the DIP Term Loan Agreement and the Intercreditor Agreement, provided further that (1) the Borrower Representative shall certify to Agent that all such proceeds of Senior Secured Priority Collateral have been deposited into a Senior Secured Priority Account in accordance with Section 5.20 and otherwise as required by the Senior Secured Notes Indenture, the DIP Term Loan Agreement, the Intercreditor Agreement or the Loan Documents, as applicable, and (2) the Borrower Representative shall notify Agent in accordance with Section 5.20 prior to any withdrawal from or deposits to any such account.    None of the Revolving Loan Commitment or the Swing Line Loan Commitment shall be permanently reduced by the amount of any such prepayments.

(e)

No Implied Consent.  Nothing in this Section 1.3 shall be construed to constitute Agent’s or any Lender’s consent to any transaction that is not  permitted by other provisions of this Agreement or the other Loan Documents.

1.4

Use of Proceeds.  Borrowers will use the proceeds of the Loans and the Letters of Credit in accordance with Section 3.20.

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1.5

Interest and Applicable Margins.

(a)

Borrowers shall pay interest to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: (i) with respect to the Revolving Credit Advances, the Index Rate plus the Applicable Revolver Index Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum; and (ii) with respect to the Swing Line Loan, the Index Rate plus the Applicable Revolver Index Margin per annum.

The Applicable Margins are as follows:

Applicable Revolver Index Margin	6.00%
Applicable Revolver LIBOR Margin	6.00%
Applicable L/C Margin	6.00%
Applicable Unused Line Fee Margin	1.00%

(b)

If any payment on any Loan becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day (except as set forth in the definition of LIBOR Period) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

(c)

All computations of Fees calculated on a per annum basis and interest shall be made by Agent on the basis of a 360-day year (except that Loans that bear interest based on the Index Rate shall be calculated on the basis of a 365-day year), in each case for the actual number of days occurring in the period for which such interest and Fees are payable.  The Index Rate is a floating rate determined for each day.  Each determination by Agent of an interest rate and Fees hereunder shall be presumptive evidence of the correctness of such rates and Fees.

(d)

So long as an Event of Default has occurred and is continuing under Section 8.1(a) with respect to any payment of principal or interest, or so long as any other Event of Default has occurred and is continuing and at the election of Agent (or upon the written request of Requisite Lenders) confirmed by written notice from Agent to Borrower Representative, to the fullest extent permitted by applicable law, the interest rates applicable to the Loans and the Letter of Credit Fees shall be increased by two percentage points (2.00%) per annum above the rates of interest or the rate of such Fees otherwise applicable hereunder unless Agent or Requisite Lenders elect to impose a smaller increase (the “Default Rate”), and all outstanding Obligations shall bear interest at the Default Rate applicable to such Obligations. Interest and Letter of Credit Fees at the Default Rate shall accrue from the initial date of such Event of Default until that Event of Default is cured or waived (or such notice is rescinded) and shall be payable upon demand.

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(e)

Borrower Representative shall have the option to (i) request that any Revolving Credit Advance be made as a LIBOR Loan, (ii) convert at any time all or any part of outstanding Loans (other than the Swing Line Loan) from Index Rate Loans to LIBOR Loans, (iii) convert any LIBOR Loan to an Index Rate Loan subject to payment of LIBOR breakage costs in accordance with Section 1.13(b) if such conversion is made prior to the expiration of the LIBOR Period applicable thereto, or (iv) continue all or any portion of any Loan (other than the Swing Line Loan) as a LIBOR Loan upon the expiration of the applicable LIBOR Period, and the succeeding LIBOR Period of that continued Loan shall commence on the first day after the last day of the LIBOR Period of the Loan to be continued.  Any Loan or group of Loans having the same proposed LIBOR Period to be made or continued as, or converted into, a LIBOR Loan must be in a minimum amount of $1,000,000 and integral multiples of $100,000 in excess of such amount.  Any such election must be made by noon (New York time) on the third Business Day prior to (1) the date of any proposed Advance which is to bear interest at the LIBOR Rate, (2) the end of each LIBOR Period with respect to any LIBOR Loans to be continued as such, or (3) the date on which Borrower Representative wishes to convert any Index Rate Loan to a LIBOR Loan for a LIBOR Period designated by Borrower Representative in such election.  If no election is received with respect to a LIBOR Loan by noon (New York time) on the third Business Day prior to the end of the LIBOR Period with respect thereto (or if a Default or an Event of Default has occurred and is continuing), that LIBOR Loan shall be converted to an Index Rate Loan at the end of its LIBOR Period.  Any election to convert any LIBOR Loan or portion thereof into an Index Rate Loan must be made by noon (New York time) on the day of the proposed conversion.  Borrower Representative must make all such elections by notice to Agent in writing, by telecopy or overnight courier.  In the case of any conversion or continuation, such election must be made pursuant to a written notice (a “Notice of Conversion/Continuation”) substantially in the form of Exhibit 1.5(e).

(f)

Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Interest Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or intentionally omitted by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Interest Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Interest Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Interest Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.

1.6

Eligible Accounts.

All of the Accounts owned by each Borrower Party and reflected in the most recent Borrowing Base Certificate delivered by Borrower Representative, on behalf of itself and each other Borrower Party, to Agent shall be “Eligible Accounts” for purposes of this Agreement, except any Account to which any of the exclusionary criteria set forth below applies.  Agent (i) shall have the right to establish, modify or eliminate Reserves against Eligible Accounts from time to time in its Permitted Discretion and (ii) reserves the right, at any time and from time to time after the Closing Date, to adjust any of the criteria set

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forth below and to establish new criteria under this clause (ii) in its Permitted Discretion, reflecting changes in the collectibility or realization values of such Accounts arising or discovered by Agent after the Closing Date subject to the approval of Requisite Lenders in the case of adjustments or new criteria under this clause (ii) which have the effect of making more credit available (unless such adjustment restores the amount of credit available to a previously obtained amount).  Eligible Accounts shall not include any Account of any Borrower Party:

(a)

that does not arise from the sale of goods or the performance of services by such Borrower Party in the ordinary course of its business;

(b)

(i) upon which such Borrower Party’s right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) that is the obligation of an Account Debtor located in a state or jurisdiction (e.g., New Jersey, Minnesota and West Virginia) that requires, as a condition to access to the courts of such jurisdiction, that a creditor qualify to transact business, file a business activities report or other report or form, or take one or more other actions, unless the applicable Borrower Party has so qualified, filed such reports or forms, or taken such actions (and, in each case, paid any required fees or other charges), except to the extent that such Borrower Party may qualify subsequently as a foreign entity authorized to transact business in such state or jurisdiction and gain access to such courts, without incurring any cost or penalty reasonably viewed by Agent to be material in amount, and such later qualification cures any access to such courts to enforce payment of such Account or (iii) if the Account represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the Account Debtor’s obligation to pay that invoice is subject to such Borrower Party’s completion of further performance under such contract or is subject to the equitable lien of a surety bond issuer;

(c)

in the event that any defense, counterclaim, setoff or dispute is asserted as to such Account; provided that the portion of such Account not subject to such defense, counterclaim, setoff or dispute will not be excluded solely because of this clause (c);

(d)

that is not a true and correct statement of a bona fide obligation incurred in the amount of the Account for merchandise sold to or services rendered and accepted by the applicable Account Debtor;

(e)

with respect to which an invoice (in form and substance consistent with current practices or in such other form and with such other terms as are reasonably acceptable to Agent) has not been sent to the applicable Account Debtor;

(f)

that (i) is not owned by such Borrower Party or (ii) is subject to any Lien of any other Person, other than Liens in favor of Agent, on behalf of itself and Lenders, and Liens permitted under the Loan Documents;

(g)

that arises from a sale to any director (other than in the case of a director that serves on the board of the applicable Borrower Party and the applicable Account Debtor), officer, other employee or controlled affiliate of any Credit Party;

(h)

that is the obligation of an Account Debtor that is the United States government or a political subdivision thereof, or department, agency or instrumentality thereof

LEGAL_US_E # 82813718.8

unless such Borrower Party has complied with the steps reasonably requested by Agent, including notice to the United States government under the Federal Assignment of Claims Act of 1940 or any action under any state statute comparable to the Federal Assignment of Claims Act of 1940; provided, however, the aggregate amount of all such governmental Accounts included in Eligible Accounts shall not exceed $5,000,000;

(i)

that is the obligation of an Account Debtor located in a country other than the United States or Canada (a “Foreign Account Debtor”) unless payment thereof is assured by a letter of credit , export insurance or other similar coverage on terms and conditions reasonably satisfactory to Agent; provided, however, the aggregate amount of all Accounts owing from Foreign Account Debtors supported by letters of credit, export insurance or other similar coverage included in Eligible Accounts shall not exceed $5,000,000 at any time (such Dollar amount may be increased after the Closing Date by Agent, but any such increase shall be in Agent’s sole discretion); provided, further, no Accounts of any Blocked Person as determined by Agent in its sole discretion shall be included in Eligible Accounts;

(j)

to the extent such Borrower Party or any Subsidiary thereof is liable for goods sold or services rendered by the applicable Account Debtor to such Borrower Party or any Subsidiary thereof (unless such Account Debtor has executed a no-offset letter satisfactory to Agent in its Permitted Discretion) but only to the extent of the potential offset;

(k)

that arises with respect to goods that are delivered on a bill and hold, cash on delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor is or may be conditional, except as to bill and hold invoices with respect to the sale of finished goods in the ordinary course of business, if (i) Agent shall have received an agreement in writing from the Account Debtor, in form and substance reasonably satisfactory to Agent, confirming the unconditional obligation of the Account Debtor to take the goods related thereto and pay such invoice, (ii) the finished goods that are the subject of such bill and hold invoices are not included in the Borrowing Base as Eligible Inventory, (iii) such bill and hold Accounts were originated in compliance with the Borrower Parties’ “bill and hold policy” dated as of July 31, 2006 (in the form attached hereto as Exhibit 1.6), as may be subsequently amended on terms that would provide no more availability under the Borrowing Base than in existence immediately prior to such amendment and as approved by Agent in its Permitted Discretion, (iv) the duration of the bill and hold period for such invoice shall not exceed forty-five (45) days, (v) the amount of any such bill and hold invoice included in Eligible Accounts shall be net of any customer deposit received by the applicable Borrower Party in connection with such bill and hold arrangement and (vi) the aggregate amount of all bill and hold invoices included in Eligible Accounts shall not exceed $3,000,000;

(l)

(i) that is not paid within the earlier of: sixty (60) days following its due date or one hundred and fifty (150) days following its original invoice date; (ii) that is the obligation of an Account Debtor that suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or (iii) that is the obligation of an Account Debtor that has filed or had filed against it a petition under any bankruptcy law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of Debtors , except with respect to post-

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petition Accounts owing by creditworthy Account Debtors which have filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code, as Agent may approve in writing from time to time in its Permitted Discretion;

(m)

that is the obligation of an Account Debtor if more than fifty percent (50%) of the Dollar amount of all Accounts owing by that Account Debtor are ineligible under the other criteria set forth herein;

(n)

as to which Agent’s lien thereon, on behalf of itself and Lenders, is not a first priority perfected Lien;

(o)

that fails to conform in all material respects (to the extent such representation or warranty does not contain a materiality qualifier) with any of the representations or warranties pertaining to Accounts in the Loan Documents;

(p)

to the extent such Account is evidenced by a judgment, instrument or chattel paper;

(q)

to the extent that such Account, together with all other Accounts owing by such Account Debtor and its controlled Affiliates as of any date of determination exceed ten percent (10%) of all Eligible Accounts; or

(r)

that is payable in any currency other than U.S. Dollars, Canadian Dollars or Japanese Yen (provided that (i) Eligible Accounts attributable to Accounts payable in Canadian Dollars shall not exceed the U.S. Dollar equivalent of $10,000,000 and (ii) Eligible Accounts attributable to Accounts payable in Japanese Yen shall be included up to the U.S.-Dollar equivalent of $5,000,000 subject to documentation and operational mechanics reasonably acceptable to Agent).

1.7

Eligible Inventory.  All of the Inventory owned by the Borrower Parties (other than Eligible Machinery-in-Process) and reflected in the most recent Borrowing Base Certificate delivered by Borrower Representative, on behalf of itself and each other Borrower Party, to Agent shall be “Eligible Inventory” for purposes of this Agreement, except any Inventory to which any of the exclusionary criteria set forth below applies.  Agent (i) shall have the right to establish, modify or eliminate Reserves against Eligible Inventory from time to time in its Permitted Discretion and (ii) reserves the right, at any time and from time to time after the Closing Date, to adjust the criteria set forth below and to establish new criteria under this clause (ii) with respect to Eligible Inventory in its Permitted Discretion reflecting changes in the salability or realization values of Inventory arising or discovered by Agent after the Closing Date, subject to the approval of Requisite Lenders  in the case of adjustments or new criteria under this clause (ii) which have the effect of making more credit available (unless such adjustment restores the amount of credit available to a previously obtained amount).  Eligible Inventory shall not include any Inventory of any Borrower Party that:

(a)

is not owned by such Borrower Party free and clear of all Liens and rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure such Borrower Party’s performance with respect to that Inventory), except the Liens in favor

LEGAL_US_E # 82813718.8

of Agent, on behalf of itself and Lenders, and permitted encumbrances in favor of landlords and bailees to the extent permitted hereunder (subject to Reserves established by Agent) and other Liens permitted hereunder;

(b)

(i) is not located on premises owned, leased or rented by such Borrower Party and set forth in Schedule 3.29, or (ii) is stored at a leased location, unless Agent has given its prior consent thereto (such consent not to be unreasonably withheld by Agent in its Permitted Discretion) and unless either (x) a reasonably satisfactory landlord waiver has been delivered to Agent, (y) either the Interim Order, the DIP Recognition Order, the Final Order or the Final DIP Recognition Order provides for collateral access to the reasonable satisfaction of Agent, or (z) Reserves reasonably satisfactory to Agent have been established with respect thereto or (iii) is stored with a bailee or warehouseman unless either (x) a reasonably satisfactory, acknowledged bailee letter has been received by Agent, (y) either the Interim Order, the DIP Recognition Order, the Final Order or the Final DIP Recognition Order provides for collateral access to the reasonable satisfaction of Agent or (z) Reserves reasonably satisfactory to Agent have been established with respect thereto, or (iv) is located at an owned location subject to a mortgage in favor of a lender other than Agent unless either (x) a reasonably satisfactory mortgagee waiver has been delivered to Agent or (y) either the Interim Order, the DIP Recognition Order, the Final Order or the Final DIP Recognition Order provides for collateral access to the reasonable satisfaction of Agent; provided, however, clauses (i) through (iv) above shall not apply to Inventory located at (a) the Rite-Tech location in Quebec, Canada and (b) the Progress Precision location in Mississuaga, Ontario, Canada;  provided, further, Inventory located at any site where the aggregate Book Value of all Inventory at such location is less than $100,000 shall not be Eligible Inventory hereunder (except with respect to Inventory located at (a) the Rite Tech location in Quebec, Canada and (b) the Progress Precision location in Mississuaga, Ontario, Canada);

(c)

is placed on consignment with the applicable Borrower Party from its supplier or is in transit, except for Inventory in transit between domestic locations of the Credit Parties as to which Agent’s Liens have been perfected at origin and destination;

(d)

is covered by a negotiable document of title, unless such document has been delivered to Agent with all necessary endorsements, free and clear of all Liens except those in favor of Agent and Lenders and other Liens permitted hereunder;

(e)

consists of display items or packing or shipping materials, manufacturing supplies, work-in-process Inventory or machines-in-process Inventory, provided, however, that the amount of machines-in-process more than ninety-five percent (95%) complete (in terms of time or dollars) will be adjusted to reflect their value as if such machines-in-process were converted to finished goods and such value shall be Eligible Inventory to the extent that the amount is reduced by expenses required to complete such machines-in-process into finished goods;

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(f)

consists of goods which have been returned by the buyer (other than goods that are undamaged and resalable in the normal course of business);

(g)

is not of a type held for sale in the ordinary course of such Borrower Party’s business;

(h)

is not subject to a first priority Lien in favor of Agent on behalf of itself and Lenders;

(i)

that fails to conform in all material respects (to the extent such representation or warranty does not contain a materiality qualifier) with any of the representations or warranties pertaining to Inventory set forth in the Loan Documents;

(j)

consists of any costs associated with “freight in” charges that are not specifically ascribed to an individual item of Inventory;

(k)

consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available and for which licensed third-party transporters are not readily available;

(l)

is not covered by property insurance that is commercially reasonable insurance protection for the Borrower Parties’ industry, size and risk and Agent’s collateral protection as in effect on the Closing Date provided that any changes to such insurance protection that are material and adverse to the Lenders shall be reasonably acceptable to Agent in its Permitted Discretion;

(m)

is subject to any patent or trademark license requiring the payment of royalties or fees (other than with respect royalties or fees that are (i) payable solely after the sale of such Inventory and (ii) constitute unsecured claims against the applicable Borrower Party) or requiring the consent of the licensor for a sale thereof by Agent, unless Agent shall have entered into a waiver of such licensing requirement pursuant to a written agreement in form and substance reasonably satisfactory to Agent; or

(n)

has been consigned to a Borrower Party’s customer, unless (i) such consigned Inventory with such customer at a particular location has an aggregate Book Value in excess of $100,000, (ii) such consigned Inventory has been delivered to a customer location in respect of which a satisfactory access agreement has been executed in favor of and received by Agent, (iii) such consigned Inventory is segregated or otherwise separately identifiable from any goods of any other person at the applicable customer location, (iv) a UCC-1 or Personal Property Security Act (as applicable) financing statement has been filed in the jurisdiction of the applicable customer’s organization, which names such customer as debtor, the applicable Borrower Party as secured party and Agent as assignee of secured party and which identifies such consigned Inventory in the possession of such customer as the collateral; (v) a notice that complies with the terms of Section 9-324 of the Code (or Section 33 of the Personal Property Security Act, as applicable) has been delivered to the secured creditors, if any, of the applicable customer that have a perfected Lien in the Inventory

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of such customer; and (vi) the aggregate amount of all such consigned Inventory included in Eligible Inventory shall not exceed $3,000,000.

1.7A

Eligible Machinery-in-Process.  All of the Machinery-in-Process of the Borrower Parties reflected in the most recent Borrowing Base Certificate delivered by Borrower Representative, on behalf of itself and each other Borrower Party, to Agent shall be “Eligible Machinery-in-Process” for purposes of this Agreement, except any excluded Machinery-in-Process referred to in the last sentence of this Section 1.7A.   Agent (i) shall have the right to establish, modify or eliminate Reserves against Eligible Machinery-in-Process from time to time in its Permitted Discretion and (ii) reserves the right, at any time and from time to time after the Closing Date, to adjust any of the criteria set forth below and to establish new criteria under this clause (ii) in its Permitted Discretion, reflecting changes in the collectibility or realization values of such Machinery-in-Process arising or discovered by Agent after the Closing Date subject to the approval of Requisite Lenders in the case of adjustments or new criteria under this clause (ii) which have the effect of making more credit available (unless such adjustment restores the amount of credit available to a previously obtained amount).  Eligible Machinery-in-Process shall not include any Machinery-in-Process of any Borrower Party (i) the value of which is not supported by the most recent appraisal delivered in accordance with  paragraph (h) of Annex F, in form and substance reasonably satisfactory to Agent, and (ii) that does not satisfy the criteria set forth in the definition of Eligible Inventory in all respects except for the fact that such Eligible Machinery-in-Process consists of work-in-progress or machinery-in-progress.

1.8

Cash Management Systems.  Borrowers will establish and will maintain until the Termination Date, the cash management systems described in Annex C (the “Cash Management Systems”) on the terms and subject to the limitations set forth therein.

1.9

Fees.

(a)

Borrowers shall pay to GE Capital, individually, the Fees specified in the GE Capital Fee Letter.

(b)

As additional compensation for the Revolving Lenders, Borrowers shall pay to Agent, for the ratable benefit of such Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a Fee for Borrowers’ non-use of available funds in an amount equal to the Applicable Unused Line Fee Margin per annum (calculated on the basis of a 360-day year for actual days elapsed) multiplied by the difference between (x) the Maximum Amount (as it may be reduced from time to time) and (y) the average for the period of the daily closing balances of the aggregate Revolving Loan and the Swing Line Loan outstanding during the period for which such Fee is due.

(c)

Borrowers shall pay to Agent, for the ratable benefit of Revolving Lenders, the Letter of Credit Fee as provided in Annex B.

1.10

Receipt of Payments.  Borrowers shall make each payment under this Agreement not later than 2:00 p.m. (New York time) on the day when due in immediately available funds in Dollars to the Collection Account.  For purposes of computing interest and

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Fees and determining Borrowing Availability as of any date, all payments shall be deemed received on the Business Day on which immediately available funds therefor are received in the Collection Account prior to 2:00 p.m. New York time.  Payments received after 2:00 p.m. New York time on any Business Day or on a day that is not a Business Day shall be deemed to have been received on the following Business Day.

1.11

Application and Allocation of Payments.

(a)

So long as no Event of Default has occurred and is continuing, (i) payments consisting of proceeds of Accounts received in the ordinary course of business shall be applied, first, to all amounts owing by any Credit Party under the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith (other than for purposes of providing cash collateral with respect to the Existing Letters of Credit), second, to the Swing Line Loan, and third, to the Revolving Loan, (ii) payments matching specific scheduled payments then due shall be applied to those scheduled payments; (iii) voluntary prepayments shall be applied in accordance with the provisions of Section 1.3(a); and (iv) mandatory prepayments shall be applied as set forth in Sections 1.3(c) and 1.3(d).  All payments and prepayments applied to a particular Loan shall be applied ratably to the portion thereof held by each Lender as determined by its Pro Rata Share. Any other payment shall be applied as directed by the Borrower Representative.  As to all payments made when an Event of Default has occurred and is continuing or following the Commitment Termination Date, each Borrower hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of such Borrower, and each Borrower hereby irrevocably agrees that Agent shall have the continuing exclusive right to apply any and all such payments against the Obligations of Borrowers and all amounts owing by any Credit Party under the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith (other than for purposes of providing cash collateral with respect to the Existing Letters of Credit) as Agent may deem advisable notwithstanding any previous entry by Agent in the Loan Account or any other books and records; provided, that (i) Agent shall apply payments first to amounts that are then due and payable and (ii) to the extent any payment received by Agent following an Event of Default is applied (x) to interest on the Loans (other than the Swing Line Loan), a pro rata portion of such payment shall be applied to interest on Swap Related Reimbursement Obligations based upon the aggregate unpaid amounts owing to each holder thereof, and (y) to principal on the Loans (other than the Swing Line Loan), a pro rata portion of such payment shall be applied to unpaid Swap Related Reimbursement Obligations based upon the aggregate unpaid amounts owing to each holder thereof.  In all circumstances, after acceleration or maturity of the Obligations, all payments and proceeds of Collateral shall be applied to amounts then due and payable in the following order: (1) all amounts owing by any Credit Party under the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith (other than for purposes of providing cash collateral with respect to the Existing Letters of Credit) (2) to reimburse the L/C Issuer for all unreimbursed draws or payments made by it under Letters of Credit, (3) to Fees and Agent’s expenses reimbursable hereunder; (4) to interest on the Swing Line Loan; (5) to principal payments on the Swing Line Loan; (6) to interest on the other Loans and unpaid Swap Related Reimbursement Obligations, ratably in proportion to the interest accrued as to each Loan and unpaid Swap Related Reimbursement Obligation, as applicable; (7) to principal payments on the other Loans and unpaid Swap Related

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Reimbursement Obligations and to provide cash collateral for contingent Letter of Credit Obligations in the manner described in Annex B, ratably to the aggregate, combined principal balance of the other Loans, unpaid Swap Related Reimbursement Obligations and outstanding Letter of Credit Obligations; (8) to all other Obligations, including expenses of Lenders to the extent reimbursable under Section 11.3; and (9) any remainder shall be remitted to Borrowers or any other Person legally entitled thereto.

(b)

Agent is authorized to, and at its sole election may, charge to the Revolving Loan balance on behalf of each Borrower and cause to be paid all Fees, expenses, Charges, costs (including insurance premiums in accordance with Section 5.7) and interest and principal, other than principal of the Revolving Loan, owing by Borrowers under this Agreement or any of the other Loan Documents if and to the extent Borrowers fail to pay promptly any such amounts as and when due, even if the amount of such charges would exceed the Borrowing Availability at such time.  At Agent’s option and to the extent permitted by law, any charges so made shall constitute part of the Revolving Loan hereunder.  Agent will give Borrower Representative notice of any such charge promptly after such charge is made.

1.12

Loan Account and Accounting.  Agent shall maintain a loan account (the “Loan Account”) on its books to record: all Advances, all payments made by Borrowers, and all other debits and credits as provided in this Agreement with respect to the Loans or any other Obligations.  All entries in the Loan Account shall be made in accordance with Agent’s customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Agent’s most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Agent and Lenders by each Borrower; provided that any failure to so record or any error in so recording shall not limit or otherwise affect any Borrower’s duty to pay the Obligations.  Agent shall render to Borrower Representative a monthly accounting of transactions with respect to the Loans setting forth the balance of the Loan Account as to each Borrower for the immediately preceding month.  Unless Borrower Representative notifies Agent in writing of any objection to any such accounting (specifically describing the basis for such objection), within thirty (30) days after the date thereof, each and every such accounting shall be presumptive evidence of all matters reflected therein.  Only those items expressly objected to in such notice shall be deemed to be disputed by Borrowers.

1.13

Indemnity.

(a)

Each Credit Party that is a signatory hereto shall jointly and severally indemnify and hold harmless each of Agent, Lenders and their respective Affiliates, and each such Person’s respective officers, directors, employees, attorneys, advisors (financial or otherwise), agents and representatives (each, an “Indemnified Person”), from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and related reasonable out-of-pocket expenses (including reasonable attorneys’ fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) that may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents and the administration of such credit, and in connection with or arising out of the transactions contemplated hereunder and thereunder and any actions or failures to act in connection

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therewith, including any and all Environmental Liabilities (collectively, “Indemnified Liabilities”); provided, that no such Credit Party shall be liable for any indemnification to an Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense, including any and all Environmental Liabilities, results from that  Indemnified Person’s gross negligence or willful misconduct.  NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

(b)

To induce Lenders to provide the LIBOR Rate option on the terms provided herein, if (i) any LIBOR Loans are repaid in whole or in part prior to the last day of any applicable LIBOR Period (whether that repayment is made pursuant to any provision of this Agreement or any other Loan Document or occurs as a result of acceleration, by operation of law or otherwise); (ii) any Borrower shall refuse to accept any borrowing of, or shall request a termination of, any borrowing of, conversion into or continuation of, LIBOR Loans after Borrower Representative has given notice requesting the same in accordance herewith; or (iii) any Borrower shall fail to make any prepayment of a LIBOR Loan after Borrower Representative has given a notice thereof in accordance herewith, then Borrowers shall jointly and severally indemnify and hold harmless each Lender from and against all losses, costs and expenses (excluding loss of margin) resulting from or arising from any of the foregoing.  Such indemnification shall include any loss (excluding loss of margin) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained.  For the purpose of calculating amounts payable to a Lender under this subsection, each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of that LIBOR Loan and having a maturity comparable to the relevant LIBOR Period; provided, that each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection.  This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.  As promptly as practicable under the circumstances, each Lender shall provide Borrower Representative with its written calculation of all amounts payable pursuant to this Section 1.13(b), and such calculation shall be binding on the parties hereto unless Borrower Representative shall object in writing within ten (10) Business Days of receipt thereof, specifying the basis for such objection in detail.

1.14

Intentionally Omitted.

1.15

Taxes.

(a)

Any and all payments by each Borrower hereunder (including any payments made pursuant to Section 12) or under the Notes shall be made, in accordance with this Section 1.15, free and clear of and without deduction for any and all present or future Taxes.  If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder (including any sum payable pursuant to Section 12) or under the Notes,

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(i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.15) Agent or Lenders, as applicable, receive an amount equal to the sum they would have received had no such deductions been made, (ii) such Borrower shall make such deductions, and (iii) such Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law.  Within thirty (30) days after the date of any payment of Taxes, Borrower Representative shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof.

(b)

Each Credit Party that is a signatory hereto shall jointly and severally indemnify and, within ten (10) days of demand therefore, pay Agent and each Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 1.15) paid by Agent or such Lender, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

(c)

Each Lender organized under the laws of a jurisdiction outside the United States (a “Foreign Lender”) as to which payments to be made under this Agreement or under the Notes are exempt from United States withholding tax under an applicable statute or tax treaty shall provide to Borrower Representative and Agent a properly completed and executed IRS Form W-8ECI or Form W-8BEN or other applicable form, certificate or document prescribed by the IRS or the United States certifying as to such Foreign Lender’s entitlement to such exemption (a “Certificate of Exemption”).  Any foreign Person that seeks to become a Lender under this Agreement shall provide a Certificate of Exemption to Borrower Representative and Agent prior to becoming a Lender hereunder.  No foreign Person may become a Lender hereunder if such Person fails to deliver a Certificate of Exemption in advance of becoming a Lender.

(d)

If Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by Borrowers or with respect to which any Borrower has paid additional amounts pursuant to this Section 1.15, so long as no Default or Event of Default has occurred and is continuing, it shall pay over such refund to Borrowers (but only to the extent of payments made, or additional amounts paid, by Borrowers under this Section 1.15 with respect to Taxes giving rise to such a refund), net of all reasonable out-of-pocket expenses of Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such a refund); provided, that Borrowers, upon the request of Agent or such Lender, agree to repay the amount paid over to Borrowers (plus any penalties, interest or other charges, imposed by the relevant Governmental Authority, other than such penalties, interest or other charges imposed as a result of the willful misconduct or gross negligence of Agent hereunder) to Agent or Lender in the event Agent or Lender is required to repay such refund to such Governmental Authority.  Except as expressly provided for in this Section 1.15, this Section shall not be construed to require Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to Borrowers or any other Person.

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1.16

Capital Adequacy; Increased Costs; Illegality.

(a)

If any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law), in each case, adopted after the Closing Date, from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender and thereby reducing the rate of return on such Lender’s capital as a consequence of its obligations hereunder, then Borrowers shall from time to time upon demand by such Lender (with a copy of such demand to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction.  Any such demand shall be accompanied by a certificate as to the amount of that reduction, showing the basis of the computation thereof, submitted by such Lender to Borrower Representative and to Agent, and shall be presumptive evidence of the matters set forth therein.

(b)

If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case adopted after the Closing Date, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Loan, then Borrowers shall from time to time, upon demand by such Lender (with a copy of such demand to Agent), pay to Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost.  Any such demand shall be accompanied by a certificate as to the amount of such increased cost, submitted to Borrower Representative and to Agent by such Lender, and shall be presumptive evidence of the matters set forth therein.  Each Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, the affected Lender shall, to the extent not inconsistent with such Lender’s internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrowers pursuant to this Section 1.16(b).

(c)

Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any LIBOR Loan, then, unless that Lender is able to make or to continue to fund or to maintain such LIBOR Loan at another branch or office of that Lender without, in that Lender’s reasonable opinion, materially adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower Representative through Agent, (i) the obligation of such Lender to agree to make or to make or to continue to fund or maintain LIBOR Loans shall terminate and (ii) each Borrower shall forthwith prepay in full all outstanding LIBOR Loans owing by such Borrower to such Lender, together with interest accrued thereon, unless Borrower Representative on behalf of such Borrower, within five (5) Business Days after the delivery of such notice and demand, converts all LIBOR Loans into Index Rate Loans.

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(d)

Within thirty (30) days after receipt by Borrower Representative of written notice and demand from any Lender (an “Affected Lender”) for payment of additional amounts or increased costs as provided in Section 1.15(a), 1.16(a) or 1.16(b), Borrower Representative  may, at its option, notify Agent and such Affected Lender of its intention to replace the Affected Lender.  Borrower Representative, with the consent of Agent (such consent not to be unreasonably withheld), may obtain, at Borrowers’ expense, a replacement Lender (“Replacement Lender”) for the Affected Lender, which Replacement Lender must be reasonably satisfactory to Agent.  If Borrowers obtain a Replacement Lender, the Affected Lender must sell and assign its Loans and Commitments to such Replacement Lender for an amount equal to the principal balance of all Loans held by the Affected Lender and all accrued interest and Fees with respect thereto through the date of such sale and such assignment shall not require the payment of an assignment fee to Agent; provided, that Borrowers shall have reimbursed such Affected Lender for the additional amounts or increased costs that it is entitled to receive under this Agreement through the date of such sale and assignment.

(e)

Notwithstanding anything to the contrary contained in Section 1.15(a), 1.16(a) or 1.16(b), no Borrower shall be required to compensate a Lender or L/C Issuer pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or L/C Issuer, as the case may be, notifies such Borrower of the change in law or regulation giving rise to such increased costs or reductions and of such Lender’s or L/C Issuer’s intention to claim compensation therefore; provided, however, that if the change in law or regulation (or any interpretation thereof) giving rise to such increased costs or reductions is retroactive, then such 180-day period shall be extended to include the period of such retroactive effect.

1.17

Single Loan.  All Loans to each Borrower and all of the other Obligations of each Borrower arising under this Agreement and the other Loan Documents shall constitute one general obligation of that Borrower secured, until the Termination Date, by all of the Collateral.

1.18

Super-Priority Nature of Obligations and Agent’s Liens.  Each Credit Party represents, warrants, covenants and agrees that:

(a)

the priority of Agent’s and Lenders’ Liens on the Collateral owned by Borrowers shall be set forth in the Financing Orders;

(b)

the priority of the superpriority administrative claims granted to Agent and the Lenders shall be as set forth in the Financing Orders; and.

(c)

Agent’s and Lenders’ Liens on the Collateral owned by the Credit Parties and Agent’s and Lenders’ respective administrative claims under Sections 364(c)(l) and 364(d) of the Bankruptcy Code afforded the Obligations shall also have priority over any claims, including, upon entry of the Final Order and the Final DIP Recognition Order, those arising under Section 506(c) of the Bankruptcy Code subject and subordinate only to the sum of the following: (i) allowed, accrued, but unpaid professional fees and expenses of Borrowers and Guarantors for the Committee (to the extent consistent with the 13-Week Budget) and the fees and expense claimed on the Administration Charge, and which, in each case, has accrued

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and been incurred prior to the occurrence of an Event of Default (but after the later of (A) 50 days prior to the date of the occurrence of the Event of Default and (B) the date of filing of the last fee application (of the applicable professional) which may and shall be paid after any such Event of Default to the extent allowed by the Bankruptcy Court or the Canadian Court, as applicable (the “Pre-Event of Default Carve-Out Expenses”), (ii) Canadian Priority Payables, if any, (iii) allowed, accrued but unpaid professional fees and expenses incurred by Borrowers and Guarantors for the Committee (to the extent consistent with the 13-Week Budget) incurred in the Chapter 11 Case or the Canadian Proceedings after an Event of Default (that is not cured or waived) in an aggregate amount not to exceed $1,500,000 (which will be inclusive of the amount of the Administration Charge and for payment of approved professional fees for any Bankruptcy Court appointed Chapter 7 trustee or Canadian Liquidator) (collectively, the “Post-Event of Default Carve-Out Expenses” and collectively, with the Pre-Event of Default Carve-Out Expenses, the “Carve-Out Expenses”), and (iv) fees payable to the Office of the United States Trustee pursuant to 28 U.S.C. § 1930 and to the clerk of the Bankruptcy Court (collectively, with the Carve-Out Expenses, the “Carve-Out Amount”), provided that the Carve-Out Expenses shall not include any other claims that are or may be senior to or pari passu with any of the Carve-Out Expenses or any professional fees and expenses of a Chapter 7 trustee or Canadian Liquidator; and, provided, further, that Carve-Out Expenses shall not include any fees or disbursements (A) arising after the conversion of the Chapter 11 Case to a case under Chapter 7 of the Bankruptcy Code or (B) of the type described in Section 3.20 hereof or otherwise related to the investigation of, preparation for, or commencement or prosecution of, any claims or proceedings against (1) Agent or the Lenders or their claims or security interests in or Liens on, the Collateral whether under this Agreement or any other Loan Document and (2) any agent or lender under the Pre-Petition Credit Agreement or their claims or security interests in connection with the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith.  Except as set forth herein or in the Final Order or the Final DIP Recognition Order, as applicable, no other claim having a priority superior or pari passu to that granted to Agent and Lenders by the Final Order or the Final DIP Recognition Order, as applicable, shall be granted or approved while any Obligations under this Agreement remain outstanding.  Except for the Carve-Out Amount, no costs or expenses of administration shall be imposed against Agent, Lenders or any of the Collateral or any of the Prior Agent and Prior Lenders under the Pre-Petition Credit Agreement or the collateral (as defined in the Pre-Petition Credit Agreement) under Sections 105, 506(c) or 552 of the Bankruptcy Code, or otherwise, and the Credit Parties hereby waive for themselves and on behalf of each of their estates in bankruptcy, any and all rights under sections 105, 506(c) (upon entry of the Final Order) or 552, or otherwise, to assert or impose or seek to assert or impose, any such costs or expenses of administration against Agent or the Lenders or the Prior Agent or the Prior Lenders under the Pre-Petition Credit Agreement.

1.19

Payment of Obligations.  Upon the maturity (whether by acceleration or otherwise) of any of the Obligations under this Agreement or any of the other Loan Documents, Lenders shall be entitled to immediate payment of such Obligations without further application to or order of the Bankruptcy Court or the Canadian Court.

1.20

No Discharge; Survival of Claims.  Each Credit Party agrees that (a) the Obligations hereunder shall not be discharged by the entry of an order confirming a plan of reorganization in any case commenced under Chapter 11 of the Bankruptcy Code or an order

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sanctioning a plan of arrangement or compromise under the CCAA (and Borrowers pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waive any such discharge) and (b) the super priority administrative claim granted to Agent and Lenders pursuant to the Financing Orders and described in Section 1.18 and the Liens granted to Agent pursuant to the Financing Orders and described in Section 1.18 shall not be affected in any manner by the entry of an order confirming a plan of reorganization in any case commenced under Chapter 11 of the Bankruptcy Code or an order sanctioning a plan of arrangement or compromise under the CCAA.

1.21

Release.  The Credit Parties hereby acknowledge effective upon entry of the Final Order (or, with respect to the Canadian Borrowing Base Guarantors only, the Final DIP Recognition Order) and to the extent permitted by the Financing Orders, that Credit Parties have no defense, counterclaim, offset, recoupment, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all of any part of the Credit Parties’ liability to repay Agent or any Lender as provided in this Agreement or to seek affirmative relief or damages of any kind or nature from Agent or any Lender.  The Credit Parties, in their own right, on behalf of each of their bankruptcy estates and on behalf of all their successors, assigns, Subsidiaries, Guarantors and any Affiliates and any Person acting for and on behalf of, or claiming through them, (collectively, the “Releasing Parties”), hereby fully, finally and forever release and discharge Agent, Lenders, Prior Agent and Prior Lenders and all of Agent’s, Lenders’, Prior Agent’s and Prior Lenders’ past and present officers, directors, agents, attorneys, assigns, heirs, parents, subsidiaries, and each person acting for or on behalf of any of them (collectively, the “Released Parties”) of and from any and all past and present actions, causes of action, demands, suits, claims, liabilities, Liens, lawsuits, adverse consequences, amounts paid in settlement, costs, damages, debts, deficiencies, diminution in value, disbursements, expenses, losses and other obligations of any kind or nature whatsoever, whether in law, equity or otherwise (including, without limitation, those arising under Sections 541 through 550 of the Bankruptcy Code and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Released Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Agreement, the Financing Orders and the transactions contemplated hereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing; provided that nothing herein shall be deemed to be a release of any Secured Party from its obligations under the Loan Documents, provided further, that nothing contained herein shall be deemed to limit or modify the rights granted to third parties under the Financing Orders.

1.22

Waiver of any Priming Rights.  Upon the Closing Date, and to the extent permitted by the Financing Orders, and on behalf of itself and its estate, and for so long as any Obligations shall be outstanding, Borrowers hereby irrevocably waive any right, pursuant to Sections 364(c) or 364(d) of the Bankruptcy Code or otherwise, to grant any Lien of equal or greater priority than the Liens securing the Obligations, or to approve a claim of equal or

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greater priority than the Obligations.  Notwithstanding the foregoing, this section does not impact or change in any way the lien priority of the DIP Term Loan Agent and the Senior Secured Noteholders with respect to the Senior Secured Priority Collateral.

1.23

Milacron Capital Forbearance.  Agent and Lenders hereby agree to forbear and refrain from exercising any enforcement right or remedy they may have against Milacron Capital under this Agreement or the Loan Documents, including without limitation any right to (i) enforce payment under any promissory note or guarantee, (ii) enforce any lien or security interest against any assets of Milacron Capital, or (iii) institute any proceeding or provide a claim to support any proceeding under the bankruptcy or insolvency laws, or laws having similar effect, of any jurisdiction (domestic or foreign) against Milacron Capital, in each case, so long as the DIP Term Loan Agent, DIP Term Loan Lenders, the Senior Secured Notes Trustee and the Senior Secured Noteholders shall also forbear and refrain from taking any such actions.

1.24

Milacron Canada.  Notwithstanding anything to the contrary set forth in this Agreement, prior to the entry of the DIP Recognition Order, (i) no proceeds of the Advances hereunder shall directly, or indirectly, be made available to, or used on behalf of, the Canadian Borrowing Base Guarantors and (ii) no assets of the Canadian Borrowing Base Guarantors shall be included in the calculation of the Borrowing Base.  .

2.

CONDITIONS PRECEDENT

2.1

Conditions to the Initial Loans.  No Lender shall be obligated to make any Loan or incur any Letter of Credit Obligations on the Closing Date, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied or provided for in a manner reasonably satisfactory to Agent, or waived in writing by Agent:

(a)

Credit Agreement; Loan Documents.  This Agreement or counterparts hereof shall have been duly executed by Borrowers, each other Credit Party, Agent and Lenders, and delivered to Agent; and Agent shall have received the documents, instruments, agreements and legal opinions as listed in the Closing Checklist attached hereto as Annex D, each in form and substance reasonably satisfactory to Agent.

(b)

Approvals.  Agent shall have received (i) reasonably satisfactory evidence that the Credit Parties have obtained all required consents and approvals of all Persons including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Loan Documents and the consummation of the Related Transactions (other than those set forth on Schedule 2.1 attached hereto) or (ii) an officer’s certificate in form and substance reasonably satisfactory to Agent affirming that no such consents or approvals are required.

(c)

[Intentionally Omitted.]

(d)

Payment of Fees.  Borrowers shall have paid the Fees required to be paid on the Closing Date in the respective amounts specified in Section 1.9 (including the Fees

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specified in the GE Capital Fee Letter), and shall have reimbursed Agent for all fees, costs and expenses of closing required to be reimbursed in accordance with the Loan Documents and presented prior to the Closing Date.

(e)

Chapter 11 Case Administration.  Entry by the Bankruptcy Court of the Interim Order, by no later than five (5) days after the Petition Date.

(f)

First Day Orders and Motions.  All first day motions described on Schedule A-1 that are filed in the Chapter 11 Case and all related orders entered by the Bankruptcy Court shall be in form and substance satisfactory to Agent and its counsel and the Lenders.

(g)

No PBGC Liens.  No Liens shall exist on the Collateral in favor of the PGBC.

2.2

Further Conditions to Each Loan.  Except as otherwise expressly provided herein, the obligation of any Lender to fund any Advance or incur any Letter of Credit Obligation is subject to the fulfillment, in a manner satisfactory to Agent, of each of the following conditions precedent:

(a)

(i) the representations or warranties by any Credit Party contained herein or in any other Loan Document are true and correct as of such date, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by this Agreement and (ii) Agent or Requisite Revolving Lenders have not determined not to make such Advance or incur such Letter of Credit Obligation as a result of the fact that such warranty or representation is untrue or incorrect;

(b)

(i) no Default or Event of Default has occurred and is continuing or would result after giving effect to any Advance (or the incurrence of any Letter of Credit Obligation), and (ii) Agent or Requisite Revolving Lenders shall not have determined not to make any Advance or incur any Letter of Credit Obligation as a result of any Default or Event of Default;

(c)

at the time of any such Advance (or the incurrence of any Letter of Credit Obligation), (i) if such Advance (or the issuance of such Letter of Credit) is prior to the entry and effectiveness of the Final Order, the Interim Order or the DIP Recognition Order shall not have terminated or expired, and the date of such Advance (or the issuance of such Letter of Credit) shall not be more than thirty (30) days from the Petition Date, (ii) if such Advance (or the issuance of such Letter of Credit) is after the entry and effectiveness of the Final Order, the Final Order or the Final DIP Recognition Order shall be effective, and shall not have terminated or expired, (iii) no Financing Order shall have been vacated, reversed, stayed, amended, supplemented or otherwise modified, (iv) no motion for reconsideration of any Financing Order shall be pending, and (v) no appeal of any Financing Order shall be pending and no Financing Order shall be subject of a stay pending appeal or a motion for a stay pending appeal;

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(d)

at the time of such Advance (or the issuance of such Letter of Credit), the proposed use of proceeds of such Advance (or the issuance of such Letter of Credit) is consistent with the most recently delivered and approved 13-Week Budget together with any variance permitted under Annex G in effect at such time;

(e)

Agent has received a certificate from Parent certifying that not less than $15,000,000 of the commitments under the DIP Term Loan Agreement are outstanding and Borrowers have utilized such proceeds (net of fees and expenses required to be paid under the DIP Term Loan Agreement on the Closing Date)  to repay amounts owing by Credit Parties under the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith (other than for purposes of providing cash collateral with respect to the Existing Letters of Credit) to the extent outstanding;

(f)

after giving effect to any Advance (or the incurrence of any Letter of Credit Obligations), the outstanding principal amount of the aggregate Revolving Loan plus all amounts owing by any Credit Party under the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith (other than for purposes of providing cash collateral with respect to the Existing Letters of Credit) then outstanding (if any) would not exceed the lesser of (A) the Borrowing Base, and (B) the Maximum Amount; and

(g)

within two (2) Business Days of the Petition Date, the Canadian Court shall have issued and entered the Chapter 11 Recognition Order in form and substance satisfactory to Agent and its counsel and the Lenders.

The request and acceptance by any Borrower of the proceeds of any Advance or the incurrence of any Letter of Credit Obligations shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by Borrowers that the conditions in this Section 2.2 have been satisfied and (ii) a reaffirmation by Borrowers of the cross-guaranty provisions set forth in Section 12 and of the granting and continuance of Agent’s Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.

3.

REPRESENTATIONS AND WARRANTIES

To induce Lenders to make the Loans and to incur Letter of Credit Obligations, the Credit Parties executing this Agreement, jointly and severally, make the following representations and warranties to Agent and each Lender with respect to all Credit Parties, each and all of which shall survive the execution and delivery of this Agreement.

3.1

Organization, Good Standing, Etc.  Each Credit Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state, province or other applicable jurisdiction of its organization, (ii) upon entry of the Financing Orders by the Bankruptcy Court or the Canadian Court, as applicable, has all requisite corporate power and authority to conduct its business as now conducted and as presently contemplated and, in the case of Borrowers, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and

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to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the absence of any such qualification could not reasonably be expected to result in a Material Adverse Effect.

3.2

Authorization, Etc.  Subject to the entry of the Financing Orders by the Bankruptcy Court or the Canadian Court, as applicable, and except as set forth on Schedule 3.2, the execution, delivery and performance by each Credit Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its (x) charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or (y) any material applicable law, rule or regulation, any applicable order, judgment or decree of any Governmental Authority or any material contractual restriction binding on or otherwise affecting it or any of its properties (including, without limitation, the Senior Secured Notes Documents), (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, other than Liens securing obligations in an aggregate amount not exceeding $100,000, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties.

3.3

Governmental Approvals.

Upon entry of the Financing Orders by the Bankruptcy Court or the Canadian Court, as applicable, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Credit Party of any Loan Document to which it is or will be a party, other than (i) those that have been obtained or made and are in full force and effect and (ii) filings necessary to perfect Liens on the Collateral.

3.4

Enforceability of Loan Documents.  Subject  to the entry of the Financing Orders by the Bankruptcy Court or the Canadian Court, as applicable, this Agreement is, and each other Loan Document to which any Credit Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.5

Subsidiaries.  Schedule 3.5 is a complete and correct description of the name, jurisdiction of organization and ownership of the outstanding Stock of the Subsidiaries of Parent in existence on the date of this Agreement.  Except as described in Schedule 3.5, all of the issued and outstanding shares of Stock of such Subsidiaries have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights.  Except as indicated on such Schedule, all such Stock is owned by Parent or one or more of its wholly-owned Subsidiaries, free and clear of all Liens and there are no outstanding debt or equity securities of Parent or any of its Subsidiaries and no outstanding obligations of Parent or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from Parent or any of its Subsidiaries, or

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other obligations of any Subsidiary to issue, directly or indirectly, any shares of Stock of any Subsidiary of Parent.

3.6

Litigation; Commercial Tort Claims.  Except with respect to the Chapter 11 Case, the Canadian Proceedings and litigation that is stayed by the commencement of the Chapter 11 Case or the Canadian Proceedings and as otherwise set forth in Schedule 3.6, (i) there is no pending or, to the best knowledge of any Credit Party, threatened action, suit or proceeding affecting any Credit Party or its properties before any court or other Governmental Authority or any arbitrator (except with respect to any action, suit or proceeding expressly addressed in Section 3.18) that (A) could reasonably be expected to have a Material Adverse Effect or (B) relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby and (ii) as of the Closing Date, none of the Credit Parties holds any commercial tort claims, with a claim exceeding $100,000, in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.

3.7

Financial Condition.

(a)

The Financial Statements for the Fiscal Quarter ended December 31, 2008, copies of which have been delivered to each of Agent and each Lender, fairly present, in all material respects, the consolidated financial condition of Parent and its Subsidiaries as at the date thereof and the consolidated results of operations of Parent and its Subsidiaries for the fiscal period ended on such date, all in accordance with GAAP, and since December 31, 2008, no event or development has occurred that has had or could reasonably be expected to have a Material Adverse Effect other than the commencement of the Chapter 11 Case and the Canadian Proceedings and the continuation of the circumstances giving rise to the filing thereof.

(b)

Parent has heretofore furnished to each Agent and each Lender the DIP Budget.  Such projections in the DIP Budget were believed by the Credit Parties at the time furnished to be reasonable, were prepared in good faith by the Credit Parties, and were based on assumptions, methods and tests stated therein which were believed by the Credit Parties to be reasonable at the time prepared and upon information believed by the Credit Parties to have been accurate based upon the information available to the Credit Parties at the time such projections were prepared, and Parent is not aware of any facts or information that would lead it to believe that such projections are incorrect or misleading in any material respect.

3.8

Compliance with Law, Etc.  No Credit Party is in violation of its organizational documents, any law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its property or assets, or any material term of any material agreement or instrument (excluding any agreement or instrument in respect of Indebtedness but including any agreement or instrument in respect of Indebtedness in excess of $4,000,000 and any other Material Contract) binding on or otherwise affecting it or any of its properties, and no Default or Event of Default has occurred and is continuing.  Notwithstanding the foregoing, this Section shall not be deemed to address any matters expressly addressed in Sections 3.9, 3.10, 3.11, 3.14 or 3.18, such matters being subject solely to such Sections.

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3.9

ERISA.  Except as set forth on Schedule 3.9, (i) each Employee Plan is in substantial compliance in all substantial respects with ERISA and the IRC, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) since the date of the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered or made available upon request to Agent, there has been no material adverse change in such funding status, (iv) copies of each agreement entered into with the PBGC, the U.S. Department of Labor or the Internal Revenue Service with respect to any Employee Plan have been delivered to Agent, (v) no Employee Plan had an accumulated funding deficiency (whether or not waived) or has applied for an extension of any amortization period within the meaning of Section 412 of the IRC at any time during the previous 60 months, and (vi) no Lien imposed under Section 412(n) of the IRC or Section 4068 of ERISA exists or is reasonably expected to arise on account of any Employee Plan.  Except as set forth on Schedule 3.9, no Credit Party or any of its ERISA Affiliates has incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, or is reasonably expected in the future to incur any such withdrawal liability.  No Credit Party or any of its ERISA Affiliates or any fiduciary of any Employee Plan has (i) engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the IRC, (ii) failed to pay any required installment or other payment required under Section 412 of the IRC on or before the due date for such required installment or payment, (iii) engaged in a transaction within the meaning of Section 4069 of ERISA or (iv) incurred any material liability to the PBGC which remains outstanding other than the payment of premiums, and there are no such premium payments which have become due which are unpaid.  There are no pending or, to the best knowledge of any Credit Party, threatened material claims, actions, proceedings or lawsuits (other than claims for benefits in the normal course) asserted or instituted against (i) any Employee Plan or its assets, (ii) any fiduciary with respect to any Employee Plan, or (iii) any Credit Party or any of its ERISA Affiliates with respect to any Employee Plan.  Except as set forth on Schedule 3.9 and except as required by Section 4980B of the IRC, no Credit Party or any of its ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Credit Party or any of its ERISA Affiliates or coverage after a participant’s termination of employment.  Notwithstanding the preceding provisions of this Section 3.9, if approved in advance in writing by Agent and the Requisite Lenders in accordance with Section 6.15, the minimum funding waiver application described in Section 6.15 shall not be considered a Termination Event, nor result in a Lien, nor constitute a material adverse change in funding status, nor considered the failure to pay a required installment or other payment, nor considered a violation of any other plan funding requirement, for purposes of this Section 3.9.  Notwithstanding any of the above, after the filing of the Chapter 11 Case, it shall not be deemed a breach of the representations and warranties contained in this Section 3.9 if a Credit Party or any ERISA Affiliate fails to make any contribution required under Section 412 of the IRC or Section 302 of ERISA to the Milacron Retirement Plan, if the Milacron Retirement Plan is terminated in a distress termination pursuant to section 4041 of ERISA, or if the PBGC institutes and/or completes a proceeding to terminate the Milacron Retirement Plan pursuant to section 4042 of ERISA.

3.10

Taxes, Etc.  All Federal and material foreign, state, provincial and local tax returns and other reports required by applicable law to be filed by any Credit Party have been

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filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Credit Party or any property of any Credit Party and which have become due and payable have been paid, except such taxes, assessments and governmental charges in an aggregate amount not exceeding $100,000 or to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves, if any, have been set aside for the payment thereof on the most recently available consolidated financial statements of Parent to the extent required by and in accordance with GAAP; provided that Borrowers shall not be required to pay any taxes, fees or other charges, the nonpayment of which is permitted by the Bankruptcy Code.

3.11

Regulations T, U and X.  No Credit Party is or will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

3.12

Nature of Business.

(a)

As of the Closing Date, no Credit Party is engaged in any business other than as described in Parent’s Form 10-K for the period ending December 31, 2007 with the SEC.

(b)

As of the Closing Date, with respect to the Domestic Subsidiaries that are not a Credit Party, (x) no such Domestic Subsidiary conducts or engages in any business or operations, and (y) the aggregate Book Value of their assets and properties is not greater than $0, the aggregate amount of their liabilities is not greater than $0 and (z) the aggregate amount of their revenues for the four Fiscal Quarters ending immediately prior to the Closing Date is not greater than $0.

(c)

As of the Closing Date, Milacron Assurance has no assets or liabilities other than those associated with the provision of self-insurance to Parent and its other Subsidiaries and services related thereto, and does not conduct and is not engaged in any business or operations other than such business and operations related to the provision of such insurance and services related thereto all of which insurance and related services are provided solely for the benefit of Parent or its Subsidiaries.

3.13

Adverse Agreements, Etc.  No Credit Party is a party to any agreement or instrument, or subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which has, or in the future could reasonably be expected to have, a Material Adverse Effect.

3.14

Permits, Etc.  Each Credit Party has, and is in compliance with all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person, which,

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if not obtained, could not reasonably be expected to have a Material Adverse Effect.  No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect, except, to the extent any such condition, event or claim could not be reasonably be expected to have a Material Adverse Effect.

3.15

Properties.

(a)

Each Credit Party has good and marketable title to, valid leasehold interests in, or valid licenses to use, all property and assets material to its business, free and clear of all Liens, except Permitted Liens (including pursuant to the Financing Orders).  All such properties and assets are in working order and condition, ordinary wear and tear excepted.

(b)

Schedule 3.15 sets forth a complete and accurate list, as of the Closing Date, of the location, by state and street address, of all real property owned or leased by each Credit Party.  As of the Closing Date, each Credit Party has valid leasehold interests in the Leases described on Schedule 3.15 to which it is a party.  Schedule 3.15 sets forth with respect to each such Lease, termination date and annual base rents.  Each such Lease is valid and enforceable in accordance with its terms in all material respects and is in full force and effect.  No consent or approval of any landlord or other third party in connection with any such Lease is necessary for any Credit Party to enter into and execute the Loan Documents to which it is a party, except as set forth on Schedule 3.15.  To the best knowledge of any Credit Party, no other party to any such Lease is in default of its material obligations thereunder, and no Credit Party (or any other party to any such Lease) has at any time delivered or received any notice of default which remains uncured under any such Lease and, as of the Closing Date, no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default under any such Lease other than the commencement of the Chapter 11 Case and the Canadian Proceedings.

(c)

Except with respect to transfers made in compliance with this Agreement and other than a Permitted Lien that is an inchoate Lien securing obligations for the payment of money not overdue or not otherwise due and payable, Milacron Marketing Company (the “Misplaced Note Holder”) is the legal and beneficial owner of certain originals of notes identified by an asterisk as missing in Schedule I to the Pledge Agreement (the “Misplaced Notes”) free and clear of all Liens, except for the Lien created by the Loan Documents.  As of the Closing Date, the Misplaced Notes are lost, destroyed or misplaced through inadvertence or otherwise and after conducting a diligent search of its records, no Credit Party has been able to locate the Misplaced Notes.

3.16

Full Disclosure.  Each Credit Party has disclosed to Agent all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  None of the other reports, financial statements, certificates or other information furnished by or on behalf of any Credit Party to Agent or any Lender in connection with the negotiation of this Agreement or delivered

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hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided that, with respect to DIP Budget, each Credit Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time prepared.  Other than the commencement of the Chapter 11 Case and the Canadian Proceedings, there is no contingent liability or fact that could reasonably be expected to have a Material Adverse Effect which has not been set forth in a footnote included in the Financial Statements or a Schedule hereto.

3.17

Operating Lease Obligations.  On the Closing Date, none of the Credit Parties has any Operating Lease Obligations with annual payments exceeding $100,000 other than the Operating Lease Obligations set forth on Schedule 3.17.

3.18

Environmental Matters.  Except as set forth on Schedule 3.18, specific to each of the following subsections:

(a)

each Credit Party’s businesses, Facilities, operations, properties and assets are in material compliance with all Environmental Laws;

(b)

each Credit Party has obtained and is in material compliance with all material Environmental Permits necessary to operate, use or occupy all of such Credit Party’s businesses, Facilities, operations, properties and assets;

(c)

each Credit Party is in material compliance with any applicable financial assurance requirements under RCRA and any similar Environmental Law, as specifically set forth but not limited to 40 C.F.R. 264 and 265, necessary, to operate, use or occupy all of such Credit Party’s businesses, or occupy all of such Credit Party’s Facilities and properties;

(d)

each Credit Party is in material compliance with all applicable and binding writs, orders, consent decrees, judgments, and injunctions, decrees, informational requests or demands issued by any Governmental Authority or Person pursuant to, or under, any Environmental Laws;

(e)

there are no material Environmental Liens associated or, to the knowledge of each Credit Party, threatened to be associated with any Credit Parties’ businesses, Facilities, operations, properties and assets;

(f)

there has been no Release at any of the properties currently or, during the period of ownership or operation by any Credit Party, previously owned or operated by any Credit Party or a predecessor in interest which could reasonably be expected to have a Material Adverse Effect;

(g)

to the knowledge of any Credit Party, there has been no Release at any disposal or treatment facility which received Hazardous Materials Handled by any Credit Party or any predecessor in interest which could reasonably be expected to have a Material Adverse Effect;

(h)

no Environmental Action has been asserted against any Credit Party or any predecessor in interest nor does any Credit Party have knowledge or notice of any threatened

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or pending Environmental Action against any Credit Party or any predecessor in interest which, in any case, could reasonably be expected to have a Material Adverse Effect;

(i)

to the knowledge of any Credit Party, no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials Handled by any Credit Party or any predecessor in interest which could reasonably be expected to have a Material Adverse Effect;

(j)

no property now or, during the period of ownership or operation by any Credit Party, formerly owned or operated by a Credit Party has been used as a treatment, storage or disposal site for any Hazardous Material, except as could not reasonably be expected to have a Material Adverse Effect;

(k)

during the past three (3) years, no Credit Party has failed to report to the proper Governmental Authority any Release which is required to be so reported by any Environmental Laws, except as could not reasonably be expected to have a Material Adverse Effect; and

(l)

except, in each case, as could not reasonably be expected to have a Material Adverse Effect, no Credit Party has received any written notification pursuant to any Environmental Laws that (A) any work, repairs, construction or Capital Expenditures are required to be made in respect as a condition of continued compliance with any Environmental Law or Environmental Permit or (B) any Environmental Permit referred to above is about to be reviewed, made, subject to limitations or conditions, revoked, withdrawn or terminated.

3.19

Insurance.  Each Credit Party keeps its property adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies of similar size and in the same or similar businesses, (ii) workmen’s compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies of similar size and in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law.  Schedule 3.19 sets forth a list of all insurance maintained by each Credit Party on the Closing Date.

3.20

Use of Proceeds.  Borrowers shall utilize the proceeds of the Loans for working capital and for other general corporate purposes in a manner consistent in all material respects with the 13-Week Budget, together with any variance permitted under Annex G, for payment of (a) post-petition operating expenses and other working capital and financing requirements of Borrowers subject to the 13-Week Budget, (b) certain transaction fees, costs and expenses, (c) certain other costs and expenses incurred in the administration of the Chapter 11 Case and the Canadian Proceedings and (d) amounts owed pursuant to the Pre-Petition Credit Agreement to the extent consistent with the 13-Week Budget.  Borrowers shall not be permitted to use the proceeds of the Loans: (a) to finance in any way any action, suit, arbitration, proceeding, application, motion or other litigation of any type adverse to (i) the interests of Agent and the Lenders or their rights and remedies under this Agreement or the other Loan Documents, or (ii) the interests of the Prior Agent, the Prior Lenders, the Senior Secured

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Noteholders, the Senior Secured Notes Collateral Agent and the Senior Secured Notes Trustee under the Pre-Petition Loan Documents or the Senior Secured Notes Documents, including, without limitation, for the payment of any services rendered by the professionals retained by Borrowers or any Committee in connection with the assertion of or joinder in any claim, counterclaim, action, proceeding, application, motion, objection, defense or other contested matter, the purpose of which is to seek, or the result of which would be to obtain, any order, judgment determination, declaration or similar relief (A) invalidating, setting aside, avoiding or subordinating, in whole or in part, the Prior Lenders Obligations or the Liens securing same, or the Obligations or the Liens securing same, or the obligations under the Senior Secured Notes Documents or the liens securing same, (B) for monetary, injunctive or other affirmative relief against any Prior Lender, Senior Secured Noteholders, Prior Agent, Senior Secured Notes Trustee, Senior Secured Notes Collateral Agent, Lender or Agent or their respective counsel, or (C) preventing, hindering or otherwise delaying the exercise by any Prior Lender, Senior Secured Noteholder, Prior Agent, Senior Secured Notes Trustee, Senior Secured Notes Collateral Agent, Lender or Agent of any rights and remedies under the Financing Orders, the Pre-Petition Loan Documents, the Loan Documents or applicable law, or the enforcement or realization (whether by foreclosure, credit bid, further order of the court or otherwise) by any or all of the Prior Lenders, the Prior Agent, the Lenders and Agent upon any of their Collateral; provided, however, that an amount not in excess of $50,000 will be available for the payment of fees and expenses of professionals of any Committee incurred in investigating the claims of Prior Agent and Prior Lenders, (a) to make any distribution under a plan of reorganization in the Chapter 11 Case or under a plan of compromise or arrangement in the Canadian Proceedings, (b) to make any payment in settlement of any claim, action or proceedings, before any court, arbitrator or other governmental body without the prior written consent of Agent or as may be ordered or approved by such court after appropriate notice or hearing and (c) to pay any fees or similar amounts to any Person who has proposed or may propose to purchase interest in Borrowers or any other Credit Party (including so-called “topping fees” and similar amounts) without the prior written consent of Agent other than any adequate protection payments payable, if any, to the Senior Secured Notes Trustee or the Senior Secured Noteholders pursuant to the Financing Orders.

3.21

Location of Bank Accounts.  Schedule 3.21, as amended from time to time by Borrower Representative (by delivery of a revised Schedule 3.21 to Agent), sets forth a complete and accurate list of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by each Credit Party, together with a description thereof (i.e., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).  No Credit Party maintains any other accounts other than those set forth on Schedule 3.21.

3.22

Intellectual Property.

(a)

Except as set forth on Schedule 3.22 each Credit Party owns or licenses or otherwise has the right to use all material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, trade secrets, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto.  Set forth on Schedule 3.22 is a complete and accurate

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list as of the Closing Date of all material licenses, patents, patent applications, trademark and servicemark registrations and applications, tradenames, copyright registrations and applications and internet domain names.  Except as set forth on Schedule 3.22, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Credit Party infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened in writing.  To the best knowledge of each Credit Party, no third-party intellectual property, statute, law, rule, regulation, standard or code is pending or proposed, which, individually or in the aggregate, could have a Material Adverse Effect.

(b)

Each Credit Party has taken reasonable measures to protect the secrecy, confidentiality and value of all trade secrets used in its business (collectively, the “Business Trade Secrets”).  To the best knowledge of any Credit Party, none of the Business Trade Secrets have been disclosed to any Person other than employees or contractors of the Credit Parties who had a need to know and use such Business Trade Secrets in the ordinary course of employment or contract performance and who executed appropriate confidentiality agreements prohibiting the unauthorized use or disclosure of such Business Trade Secrets and containing other terms reasonably necessary or appropriate for the protection and maintenance of such Business Trade Secrets.  To the best knowledge of any Credit Party, no unauthorized disclosure of any Business Trade Secrets has been made.

3.23

Material Contracts.  Set forth on  Schedule 3.23 is a complete and accurate list as of the Closing Date of all Material Contracts of each Credit Party, showing the parties and subject matter thereof and amendments and modifications thereto.  As of the Closing Date, each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Credit Party that is a party thereto and, to the best knowledge of such Credit Party, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) except as occasioned by the Chapter 11 Case, is not in default due to the action of any Credit Party or, to the best knowledge of any Credit Party, any other party thereto.

3.24

Holding Company and Investment Company Acts.  None of the Credit Parties is an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

3.25

Employee and Labor Matters.  Except in each case, as could not reasonably be expected to result in material liability to any Credit Party, there is (i) no unfair labor practice complaint pending or, to the best knowledge of any Credit Party, threatened against any Credit Party before any Governmental Authority and no grievance or arbitration proceeding pending or, to the best knowledge of any Credit Party, threatened against any Credit Party which arises out of or under any collective bargaining agreement that would affect a material portion of the business of any Credit Party, (ii) no strike, labor dispute, slowdown, stoppage or similar action pending or threatened against any Credit Party or (iii) to the best knowledge of any Credit Party, no union representation question existing with respect to the employees of any Credit Party and no union organizing activity taking place with respect to any of the employees of any Credit Party.  No Credit Party or any of its ERISA Affiliates has incurred any material liability or obligation under the Worker Adjustment and Retraining

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Notification Act (“WARN”) or similar state or foreign law, which remains unpaid or unsatisfied.  To the knowledge of any Credit Party, the hours worked and payments made to employees of any Credit Party have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements other than violations of immaterial obligations of any Credit Party resulting in immaterial liability incurred by any Credit Party.  All material payments due from any Credit Party on account of wages, vacation pay and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Credit Party.

3.26

Customers and Suppliers.  Except as set forth on Schedule 3.26, there exists no actual or threatened termination, cancellation or limitation of, or modification to or change in, the business relationship between (i) any Credit Party, on the one hand, and any customer or any group thereof, on the other hand, whose agreements with any Credit Party are individually or in the aggregate material to the business or operations of the Credit Parties taken as a whole, or (ii) any Credit Party, on the one hand, and any supplier thereof, on the other hand, whose agreements with any Credit Party are individually or in the aggregate material to the business or operations of the Credit Parties taken as a whole, and there exists no present state of facts or circumstances that could give rise to or result in any such termination, cancellation, limitation, modification or change which would, individually or in the aggregate, be material to the business or operations of the Credit Parties taken as a whole.

3.27

Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; Chief Executive Office; FEIN.  Schedule 3.27 sets forth a complete and accurate list as of the Closing Date of (i) the full and correct legal name of each Credit Party, (ii) the jurisdiction of organization of each Credit Party, (iii) the organizational identification number of each Credit Party (or indicates that such Credit Party has no organizational identification number), (iv) each place of business of each Credit Party, (v) the chief executive office of each Credit Party and (vi) the federal employer identification number of each Credit Party.

3.28

Tradenames.  Schedule 3.28 hereto sets forth a complete and accurate list as of the Closing Date of all tradenames, business names or similar appellations used by each Credit Party or any of its divisions or other business units during the past five years.

3.29

Locations of Collateral.  There is no location at which any Credit Party has any Collateral (except for Inventory in transit and Inventory in locations not within the United States with an aggregate Book Value not exceeding $650,000) other than (i) those locations listed on Schedule 3.29 and (ii) any other locations approved in writing by Agent (and with respect to Inventory, Agent) from time to time.  Schedule 3.29 hereto contains a true, correct and complete list, as of the Closing Date, of the legal names and addresses of each warehouse at which Collateral of each Credit Party is stored.  None of the receipts received by any Credit Party from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person’s assigns.

3.30

Security Interests.  Upon the entry of and subject to the terms of the Financing Orders, each Collateral Document creates in favor of Agent, for the benefit of Agent and the Lenders, a legal, valid and enforceable security interest in the Collateral secured thereby.

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To the extent governed by the Code, upon the entry of and subject to the terms of the Financing Orders and the filing of the UCC financing statements and Personal Property Security Act financing statements and Registry of Personal and Moveable Real Rights registrations described in paragraph E of Annex D and, to the extent governed by United States federal law or Canadian law, upon the recording of the Patent Security Agreements, Trademark Security Agreements and Copyright Security Agreements in the United States Patent and Trademark Office, the United States Copyright Office and the Canadian Intellectual Property Office, as applicable, such security interests in and Liens on the Collateral granted thereby that may be perfected by such aforementioned filings or recordings shall be perfected, first priority security interests (subject, as to priority, only to the Carve-Out Amount and the Permitted Liens that, as a matter of law (including, without limitation, the priority rules of the Code, the Personal Property Security Act and the Register of Personal and Moveable Real Rights, as applicable), would be prior to the Liens of Agent and, with respect to Senior Secured Priority Collateral only, Liens in favor of the Senior Secured Notes Trustee and DIP Term Loan Agent), and no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than (i) the filing of continuation statements in accordance with applicable law, (ii) the recording of the Collateral Assignments for Security pursuant to the Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, with respect to after-acquired U.S. patent, trademark and copyright applications and registrations and (iii) the recordation of appropriate evidence of the security interest in the appropriate foreign registry with respect to all foreign intellectual property.

3.32

Schedules.  All of the information which is required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate and does not omit to state any information material thereto.

3.33

Canadian Pension and Benefit Plan Matters.  The Canadian Pension Plans are duly registered under the ITA and all other applicable laws which require registration and no event has occurred which is reasonably likely to cause the loss of such registered status.  All material statutory obligations of any Credit Party (including fiduciary, funding, investment and administration obligations) required to be performed in connection with the Canadian Pension Plans and the funding agreements therefor have been performed in a timely fashion.  There are no outstanding suits concerning the assets of the Canadian Pension Plans or the Canadian Benefit Plans.  Each of the Canadian Pension Plans is fully funded on a solvency basis (using actuarial methods and assumptions which are consistent with the valuations last filed with the applicable Governmental Authorities and which are consistent with generally accepted actuarial principles).  None of the Canadian Borrowing Base Guarantors employs any employees outside of Canada.

3.34

Reorganization Matters.

(a)

The Chapter 11 Case was commenced on the Petition Date in accordance with applicable law and proper notice thereof and proper notice for (x) the motion seeking

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approval of the Loan Documents and the Financing Orders, (y) the hearing for the approval of the Interim Order and (z) the hearing for the approval of the Final Order has been given.  Borrowers shall give, on a timely basis as specified in the Financing Orders, all notices required to be given to all parties specified in the Financing Orders.

(b)

The Canadian Proceedings were commenced on March 10, 2009 in accordance with applicable law and proper notice thereof and proper notice for (x) the motion and hearing seeking recognition of the Chapter 11 Case pursuant to Section 18.6 of the CCAA and the approval of the Chapter 11 Recognition Order and (y) the motion and hearing seeking the approval of the DIP Recognition Order has been given.

(c)

After the entry of the Interim Order, and pursuant to and to the extent permitted in the Interim Order and the Final Order, the Obligations will constitute allowed administrative expense claims in the Chapter 11 Case having priority over all administrative expense claims and unsecured claims against Borrowers now existing or hereafter arising, of any kind whatsoever, including, without limitation, all administrative expense claims of the kind specified in Sections 326, 330, 331, 503(b), 507(a), 507(b), 726, 1114 or any other provision of the Bankruptcy Code or otherwise, as provided under Section 364(c)(l) of the Bankruptcy Code, subject, as to priority only, to the Carve-Out Amount.

(d)

After the entry of the Interim Order (and the DIP Recognition Order with respect to the Canadian Borrowing Base Guarantor) and pursuant to and to the extent provided in the Interim Order and the Final Order and the Canadian Orders, the Obligations will be secured by a valid and perfected first priority Lien on all of the Collateral subject to the terms of the Intercreditor Agreement and the Financing Orders.

(e)

The Interim Order (with respect to the period prior to entry of the Final Order) or the Final Order (with respect to the period on and after entry of the Final Order), as the case may be, is in full force and effect and has not been reversed, stayed, modified or amended.

(f)

Notwithstanding the provisions of Section 362 of the Bankruptcy Code, and subject to the applicable provisions of the Interim Order, the Final Order or the Canadian Orders, as the case may be, upon the maturity (whether by acceleration or otherwise) of any of the Obligations, Agent and Lenders shall be entitled to immediate payment of such Obligations and to enforce the remedies provided for hereunder or under applicable law, without further application to or order by the Bankruptcy Court or the Canadian Court, as applicable, subject to the terms of the Loan Documents.

4.

FINANCIAL STATEMENTS AND INFORMATION

4.1

Reports and Notices.

(a)

Each Credit Party executing this Agreement hereby agrees that from and after the Closing Date and until the Termination Date, it shall deliver to Agent or to Agent and Lenders, as required herein, the Financial Statements, notices, and other information at the times, to the Persons and in the manner set forth in Annex E.

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(b)

Each Credit Party executing this Agreement hereby agrees that, from and after the Closing Date and until the Termination Date, it or the Borrower Representative, as provided in Annex F, shall deliver to Agent or to Agent and Lenders, as required herein, the various Collateral Reports (including Borrowing Base Certificates in the form of Exhibit 4.1(b)) at the times, to the Persons and in the manner set forth in Annex F.

4.2

Communication with Accountants.  Each Credit Party executing this Agreement authorizes (a) Agent and (b) so long as an Event of Default has occurred and is continuing, each Lender, to communicate directly with its independent certified public accountants, including Ernst & Young LLP, and authorizes and shall instruct those accountants to communicate to Agent and each Lender information relating to any Credit Party with respect to the business, results of operations and financial condition of any Credit Party.

5.

AFFIRMATIVE COVENANTS

Each Credit Party executing this Credit Agreement jointly and severally agrees as to all Credit Parties that from and after the Closing Date and until the Termination Date it will:

5.1

Additional Guaranties and Collateral Security.  Cause:

(a)

each wholly owned Subsidiary of any Credit Party not in existence on the Closing Date, to execute and deliver to Agent promptly and in any event within three (3) Business Days after the formation, acquisition or change in status thereof (A) a Guaranty guaranteeing the Obligations, (B) a joinder to the Security Agreement substantially in the form attached as Annex I to the Security Agreement, (C) if such Subsidiary has any Subsidiaries, joinder to the Pledge Agreement substantially in the form attached as Annex I to the Pledge Agreement together with (x) certificates evidencing all of the Stock of any Person owned by such Subsidiary (other than a Foreign Subsidiary) and, in the case of a Foreign Subsidiary, all of the non-voting Stock and sixty-five percent (65%) of the voting Stock of such Foreign Subsidiary, (y) undated stock powers executed in blank with signature guaranteed, and (z) such opinion of counsel and such approving certificate of such Subsidiary as Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares; provided that (i) the provisions contained in clauses (x) and (y) of this clause (C) shall not apply until the date upon which the Discharge of Term Obligations has occurred, and (ii) until the date upon which the Discharge of Term Obligations has occurred, the opinion and certificate referred to in clause (z) of this clause (C) shall be, in each case, limited in scope and substance to the opinion and certificate, if any, delivered to the Senior Secured Notes Trustee or the DIP Term Loan Agent, as applicable, in connection with such Subsidiary becoming party to any Senior Secured Notes Document or DIP Term Loan Documents, (D)(1) prior to the Discharge of Term Obligations, to the extent mortgages are delivered creating on the owned real property of such Subsidiary a perfected first priority security interest securing the Senior Term Obligations, one or more Mortgages creating on such real property a perfected second priority Lien on such property, and thereafter, at the request of Agent, one or more Mortgages creating on such real property a perfected, first priority Lien on such real property and (2) prior to the Discharge of Term Obligations, to the

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extent delivered to the Senior Secured Notes Trustee or the DIP Term Loan Agent, as applicable, and thereafter, at the request of Agent, a Title Insurance Policy covering such real property, a current ALTA survey thereof and a surveyor’s certificate, each in form and substance reasonably satisfactory to Agent, together with such other agreements, instruments and documents as Agent may require whether comparable to the documents required under Section 5.19 or otherwise, (E) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement or Pledge Agreement or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations; provided, however, that in no event shall (i) any Credit Party be required to grant a Lien on any Excluded Assets or (ii) any Foreign Subsidiary be required to guaranty the Obligations or grant a Lien on any of its assets to secure the Obligations if such guaranty or Lien may result in a “deemed dividend” to any of the Credit Parties; and

(b)

each owner of the Stock of any such Subsidiary to execute and deliver promptly and in any event within three (3) Business Days after the formation or acquisition of such Subsidiary a joinder to the Pledge Agreement substantially in the form attached as Annex I to the Pledge Agreement, together with (A) certificates evidencing, (x) in the case such Subsidiary is a Domestic Subsidiary, all of the Stock of such Subsidiary, and (y) in the case such Subsidiary is a directly owned Foreign Subsidiary, all of the non-voting Stock and sixty-five percent (65%) of the voting Stock of such Subsidiary, (B) undated stock powers or other appropriate instruments of assignment executed in blank with signature guaranteed, (C) such opinion of counsel and such approving certificate of such Subsidiary as Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, and (D) prior to the Discharge of Term Obligations, to the extent delivered to the Senior Secured Notes Trustee or the DIP Term Loan Agent, as applicable, and thereafter, at the request of Agent, such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by Agent; provided that (i) the provisions contained in clauses (A) and (B) of this paragraph shall not apply until the date upon which the Discharge of Term Obligations has occurred, (ii) until the date upon which the Discharge of Term Obligations has occurred, the opinion and certificate referred to in clause (C) of this paragraph shall be, in each case, limited in scope and substance to the opinion and certificate, if any, delivered to the Senior Secured Notes Trustee or the DIP Term Loan Agent, as applicable, in connection with any pledge of such Subsidiary pursuant to the Senior Secured Notes Documents or the DIP Term Loan Documents, and (iii) in no event shall any Credit Party be required to grant a Lien on any Excluded Assets.

5.2

Compliance with Laws, Etc.Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders (including, without limitation, all Environmental Laws) and with all material agreements, (excluding agreements in respect of Indebtedness), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of its properties, except to the extent contested in good faith by proper proceedings which

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stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP, other than in the case of clauses (i) and (ii) above, taxes, assessments and governmental charges and levies and other lawful claims described therein, the aggregate amount of which does not at any time exceed $100,000.

5.3

Preservation of Existence, Etc.  Except as permitted by Section 6.3 or resulting from the Chapter 11 Case or the Canadian Proceedings or as set forth on Schedule 5.3, maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges in all material respects, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the absence of any such qualification could not reasonably be expected to result in a Material Adverse Effect.

5.4

Keeping of Records and Books of Account.  Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with adequate and sufficient entries made to permit the preparation by Parent of its financial statements in accordance with GAAP.

5.5

Inspection Rights.  Permit, and cause each of its Subsidiaries to permit, the agents and representatives of Agent (and, at any time during the continuance of an Event of Default, the agents and representatives of each Lender) at any time and from time to time during normal business hours, at the expense of Borrowers, to examine and make copies of and abstracts from its records and books of account, to visit and inspect its properties, to verify materials, leases, notes, Accounts, deposit accounts, Inventory and its other assets, to conduct audits, physical counts, valuations, appraisals, Phase I Environmental Site Assessments reasonably necessary to determine compliance with or liabilities under Environmental Laws or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives.  In furtherance of the foregoing, each Credit Party hereby authorizes its independent accountants, and the independent accountants of each of its Subsidiaries, to discuss the affairs, finances and accounts of such Person (independently or together with representatives of such Person) with the agents and representatives of Agent in accordance with this Section 5.5.  Furthermore, so long as any Event of Default has occurred and is continuing, Borrowers shall provide Agent with reasonable access to their suppliers and customers.

5.6

Maintenance of Properties, Etc.  Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are, in any material respects, necessary or useful in the proper conduct of its business in working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all material leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

5.7

Maintenance of Insurance.  Maintain, and cause each of its Subsidiaries to maintain, as in effect on the Closing Date, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability,

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hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies of similar size and in similar businesses similarly situated; provided, however, that any changes to the amount, adequacy and scope of the insurance in effect on the Closing Date that are material and adverse to the Lenders must be reasonably acceptable to Agent in its Permitted Discretion; provided, further, Parent and its Subsidiaries may maintain self-insurance (which shall include insurance maintained through Milacron Assurance) in connection with the insurance requirements set forth above to the extent reasonably prudent and consistent with past practices.  All policies covering the Collateral are to be made payable to Agent for the benefit of Agent and the Lenders, as its interests may appear, in case of loss, under a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as Agent may require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies.  All certificates of insurance are to be delivered to Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of Agent and such other Persons as Agent may designate from time to time, and shall use reasonable efforts to cause its insurance providers to provide for not less than thirty (30) days’ prior written notice to Agent of the exercise of any right of cancellation.  If any Credit Party or any of its Subsidiaries fails to maintain such insurance, Agent may arrange for such insurance, but at Borrowers’ expense and without any responsibility on Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims.  Upon the occurrence and during the continuance of an Event of Default, Agent shall have the sole right, in the name of the Lenders, any Credit Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

5.8

Obtaining of Permits, Etc.  Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all material permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business.

5.9

Environmental.  (i)  Keep any property either owned or operated by it or any of its Subsidiaries free of any Environmental Liens; (ii) comply, and cause each of its Subsidiaries to comply, in all material respects with Environmental Laws and provide to Agent any documentation of such compliance which Agent may reasonably request; (iii) provide Agent timely written notice (and in any event, within ten (10) days of any Credit Party obtaining knowledge of such event) of any Release of a Hazardous Material in excess of any reportable quantity from or onto property currently or during the period of ownership or operation by any Credit Party, formerly owned or operated by it or any of its Subsidiaries and take any Remedial Actions required under Environmental Laws to abate said Release; provided, however, that no Credit Party shall be required to undertake any Remedial Action required by Environmental Laws to the extent that its obligation to do so is being contested in good faith and by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-performance thereof and adequate reserves, if any, are being maintained with respect to such

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circumstances in accordance with GAAP; (iv) provide Agent with written notice within ten (10) days of the receipt of any of the following:  (A) notice that an Environmental Lien has been filed against any property of any Credit Party or any of its Subsidiaries; (B) commencement of any Environmental Action, or written notice that an Environmental Action will be filed, against any Credit Party or any of its Subsidiaries which, if adversely determined, could be reasonably expected to have a Material Adverse Effect; and (C) notice of a violation, citation or other administrative order which could reasonably be expected to have a Material Adverse Effect; (v) maintain and preserve, in all material respects, all Environmental Permits necessary to operate, use or occupy each of the Credit Parties’ businesses, Facilities, operations, properties and assets; (vi) maintain and comply, in all material respects, with any applicable financial assurance requirements under RCRA and any similar Environmental Law, as specifically set forth but not limited to 40 C.F.R. 264 and 265, necessary to operate, use or occupy each of the Credit Parties’ businesses, Facilities, operations, properties and assets; (vii) comply, in all material respects, with all applicable writs, orders, consent decrees, judgments, injunctions, communications by any Governmental Authority, decrees, informational requests or demands issued pursuant to, or arising under, any Environmental Laws; (viii) provide Agent with prompt written notice in the event any Credit Party is required to spend more than $100,000 individually or $500,000 in the aggregate to comply with any Environmental Laws that have been promulgated and enacted by a Governmental Authority throughout the term of this Agreement; and (ix) file and submit truthful and complete representations, including, without limitation, applications, warranty statements and accompanying materials provided in support of such representations, submitted by the Credit Parties to obtain insurance.

Without limiting the generality of the foregoing, whenever Agent reasonably determines that there is non-compliance, or any condition which requires any action by or on behalf of any Credit Party in order to avoid any material non-compliance, with any Environmental Law which could reasonably be expected to result in the imposition of material fines or penalties or otherwise materially and adversely affect the business, assets or prospects of the Credit Parties on a consolidated basis, and Credit Parties have not contested such non-compliance in good faith and by proper proceedings with the appropriate Governmental Authority, the Credit Parties shall, at Agent’s request and Borrowers’ expense: (i) cause an independent environmental engineer reasonably acceptable to Agent to conduct, as applicable, such reasonable assessments, investigations or tests of the site where any Credit Party’s non-compliance or alleged non-compliance with such Environmental Laws has occurred as to such non-compliance and prepare and deliver to Agent a report as to such non-compliance setting forth the results of such assessments, investigations or tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (ii) provide to Agent a supplemental report of such engineer whenever the scope of such non-compliance, or the applicable Credit Party’s response thereto or the estimated costs thereof, shall change in any material respect.

The Credit Parties acknowledge and agree that neither the Loan Documents nor the actions of Agent or any Lender pursuant thereto, taken alone, shall operate or be deemed (i) to place upon Agent or any Lender any responsibility for the operation, control, care, service, management, maintenance or repair of property or facilities of the Credit Parties or (ii) to make Agent or any Lender the “owner” or “operator” of any property or facilities of the Credit Parties or a “responsible party” within the meaning of applicable Environmental Laws.

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5.10

Further Assurances.  Take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens any of the Collateral or any other property of any Credit Party and its Subsidiaries for which a Lien is required to be granted under the Loan Documents (subject to the limitations contained in Section 5.1 and the Intercreditor Agreement, but excluding the Excluded Assets), but, in the case of the Stock of a Foreign Subsidiary, such Liens shall be limited to all of the non-voting Stock and sixty-five percent (65%) of the voting Stock of such Foreign Subsidiary, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto Agent, each Lender and the L/C Issuer the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document.  In furtherance of the foregoing, to the maximum extent permitted by applicable law, each Credit Party (i) authorizes Agent to execute any such agreements, instruments or other documents in such Credit Party’s name and to file such agreements, instruments or other documents in any appropriate filing office and, (ii) authorizes Agent to file any financing statement required hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Credit Party (including, without limitation, any such financing statements that indicate the Collateral as “all assets” or words of similar import).

5.11

Change in Collateral; Collateral Records.  (i)  Give Agent not less than thirty (30) days’ prior written notice of any change in the location of any Collateral with an aggregate Book Value exceeding $500,000, other than to locations set forth on Schedule 3.29 and with respect to which Agent has filed financing statements and otherwise fully perfected its Liens thereon, (ii) advise Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon and (iii) execute and deliver, and cause each of its Subsidiaries to execute and deliver, to Agent for the benefit of Agent and the Lenders from time to time, solely for Agent’s convenience in maintaining a record of Collateral, such written statements and schedules as Agent may reasonably require, designating, identifying or describing the Collateral.

5.12

Landlord Waivers; Collateral Access Agreements.

(a)

At any time any Collateral with a Book Value in excess of $300,000 (when aggregated with all other Collateral at the same location) is located on any real property of a Credit Party (whether such real property is now existing or acquired after the Closing Date) which is not owned by a Credit Party, use reasonable efforts to obtain a Landlord Waiver; provided, that in the event the Credit Parties (i) are unable to obtain any such Landlord Waiver or (ii) maintain Collateral with a Book Value in excess of $100,000 but less than or equal to $300,000 at any location that is not subject to Landlord Waiver, then Agent may establish Reserves to the Borrowing Base as it deems necessary in its Permitted Discretion with respect to any such Collateral that is included in the Borrowing Base; and

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(b)

Use reasonable efforts to obtain Bailee Letters or similar collateral access agreements, in form and substance reasonably satisfactory to Agent, providing access to Collateral located on any premises not owned by a Credit Party in order to remove such Collateral from such premises during an Event of Default; provided, that in the event the Credit Parties are unable to obtain any such written access agreements, Agent may establish Reserves to the Borrowing Base as it deems necessary in its Permitted Discretion with respect to any such Collateral that is included in the Borrowing Base.

5.13

Fiscal Year.  Cause the Fiscal Year of Parent and its Subsidiaries to end on December 31 of each calendar year unless Agent consents to a change in such Fiscal Year (and appropriate related changes to this Agreement), such consent not to be unreasonably withheld.

5.14

Borrowing Base.  Maintain all Loans in compliance with the then current Borrowing Base.

5.15

Use of Proceeds.  Use the proceeds of the Loans and the Letters of Credit in accordance with Section 3.20.

5.16

Conference Calls.  If requested by Agent upon reasonable advance notice, conduct a monthly conference call to update Agent and the Lenders on Borrowers’ and their Subsidiaries’ consolidated financial condition, operations, prospects and respective businesses.

5.17

Misplaced Notes.  If found, the Misplaced Note Holder agrees to promptly pledge, or cause to be pledged, the Misplaced Notes in favor of Agent, for the benefit of Lenders, as required under the Pledge Agreement.

5.18

Canadian Pension and Benefit Plans.

(a)

For each existing Canadian Pension Plan of any Canadian Borrowing Base Guarantor, such Canadian Borrowing Base Guarantor shall ensure that such plan retains its registered status under and is administered in all material respects in accordance with the applicable pension plan text, funding agreement, the ITA and all other applicable laws.

(b)

For each Canadian Pension Plan hereafter adopted by any Canadian Borrowing Base Guarantor that is required to be registered under the ITA or any other applicable laws, that Canadian Borrowing Base Guarantor shall use its best efforts to seek and receive confirmation in writing from the applicable Governmental Authorities to the effect that such plan is unconditionally registered under the ITA and such other applicable laws.

(c)

For each existing and hereafter adopted Canadian Pension Plan and Canadian Benefit Plan of any Canadian Borrowing Base Guarantor, such Canadian Borrowing Base Guarantor shall in a timely fashion perform in all material respects all statutory obligations (including fiduciary, funding, investment and administration obligations) required to be performed in connection with such plan and the funding media therefor.

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(d)

Each Canadian Borrowing Base Guarantor shall deliver to Agent if requested by Agent, promptly after the filing thereof by such Canadian Borrowing Base Guarantor with any applicable governmental authority, (i) copies of each annual and other return, report or valuation with respect to each Canadian Pension Plan of such Canadian Borrowing Base Guarantor; (ii) promptly after receipt thereof, a copy of any direction, order, notice, ruling or opinion that such Canadian Borrowing Base Guarantor may receive from any applicable governmental authority with respect to any Canadian Pension Plan of such Canadian Borrowing Base Guarantor; and (iii) notification within thirty (30) days of any increases having a cost to such Canadian Borrowing Base Guarantor in excess of Cdn.$250,000 per annum, in the benefits of any existing Canadian Pension Plan or Canadian Benefit Plan, or the establishment of any new Canadian Pension Plan or Canadian Benefit Plan, or the commencement of contributions to any such plan to which such Canadian Borrowing Base Guarantor was not previously contributing.

5.19

After Acquired Real Property.  Upon the acquisition by it or any of its Domestic Subsidiaries after the Closing Date of any interest (whether fee or leasehold) in any real property wherever located, but excluding any Excluded Assets, (each such interest being an “After Acquired Property”) (x) with a Current Value (as defined below) in excess of $750,000 in the case of a fee interest, or (y) requiring the payment of annual rent exceeding in the aggregate $100,000 in the case of a leasehold interest, promptly so notify Agent, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Credit Party’s good-faith estimate of the current value of such real property (for purposes of this Section, the “Current Value”).  Agent shall notify such Credit Party whether it intends to require a Mortgage and the other documents referred to below (subject to the limitations contained in Section 5.1) or in the case of leasehold, a leasehold Mortgage or Landlord’s Waiver (pursuant to Section 5.12).  Upon receipt of such notice requesting a Mortgage, the Person which has acquired such After Acquired Property shall promptly furnish to Agent the following, in each case, prior to the Discharge of Term Obligations, to the extent delivered to the Senior Secured Notes Trustee or the DIP Term Loan Agent, as applicable, and thereafter, at the request of Agent, and each in form and substance reasonably satisfactory to Agent:  (i) a Mortgage with respect to such real property and related assets located at the After Acquired Property, each duly executed by such Person and in recordable form, (ii) evidence of the recording of the Mortgage referred to in clause (i) above in such office or offices as may be necessary or, in the opinion of Agent, desirable to create and perfect a valid and enforceable second priority (or, in the event that the Senior Term Obligations have been paid in full, first priority) lien on the property purported to be covered thereby or to otherwise protect the rights of Agent and the Lenders thereunder, (iii) a Title Insurance Policy, (iv) a survey of such real property, certified to Agent and to the issuer of the Title Insurance Policy by a licensed professional surveyor reasonably satisfactory to Agent, (v) at Agent’s reasonable request, Phase I Environmental Site Assessments, or such other non-intrusive and non-Phase II environmental assessment as Agent may reasonably request, with respect to such real property, by a consultant reasonably satisfactory to Agent, provided that any consultant engaged by a Credit Party in connection with the acquisition of real property shall be presumptively satisfactory to Agent,  (vi) in the case of a leasehold interest, a certified copy of the lease between the landlord and such Person with respect to such real property in which such Person has a leasehold interest, and the certificate of occupancy with respect thereto, (vii) in the case of a leasehold interest, an attornment and nondisturbance agreement between the landlord (and any fee mortgagee) with respect to such real property and Agent, and (viii) such other

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documents or instruments (including guarantees and opinions of counsel) as Agent may reasonably require.  The Borrowers shall pay all reasonable fees and expenses, including reasonable attorneys’ fees (excluding any allocated costs of in-house counsel) and out-of-pocket expenses, and all title insurance charges and premiums, in connection with each Credit Party’s obligations under this Section 5.19.

5.20

Senior Secured Priority Collateral.  (i) Cause any and all proceeds of a sale of Senior Secured Priority Collateral received by such Credit Party or any of its Subsidiaries or any other amounts payable to the holders of the Senior Term Obligations or required to be held as Senior Secured Priority Collateral or otherwise applied in accordance with the Senior Secured Notes Indentures or the DIP Term Loan Agreement to be deposited into a Senior Secured Priority Account in accordance with the terms of Section 4.10(3) of the Senior Secured Notes Indenture or the DIP Term Loan Agreement, as applicable, (ii) promptly after such deposit, deliver (or cause to be delivered) to Agent an officer’s certificate of an Authorized Officer of Borrower Representative certifying that all such amounts have been deposited into a Senior Secured Priority Account, provided that, at no time shall any of such amounts be deposited to any other deposit or securities account maintained by the Credit Parties and (iii) within five (5) Business Days after the date upon which the Discharge of Term Obligations has occurred, transfer (or cause to be transferred) all amounts deposited to any Senior Secured Priority Account to a Blocked Account.  Borrower Representative shall give Agent prompt written notice of any withdrawal from any Senior Secured Priority Account.

5.21

Intentionally Omitted.

5.22

Accounts Documentation.  The Borrower Parties will at such intervals as Agent may reasonably require, execute and deliver confirmatory written assignments of the Accounts to Agent and furnish such further schedules and/or information as Agent may reasonably require relating to the Accounts, including, without limitation, sales invoices or the equivalent, credit memos issued, remittance advices, reports and copies of deposit slips and copies of original shipping or delivery receipts for all merchandise sold.  In addition, the Borrower Parties shall notify Agent of any non-compliance in respect of the representations, warranties and covenants contained in Section 5.23.  The items to be provided under this Section 5.22 are to be in form reasonably satisfactory to Agent and are to be executed and delivered to Agent from time to time solely for its convenience in maintaining records of the Collateral.  The Borrower Parties’ failure to give any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent’s Lien on the Collateral.  The Borrower Parties shall not re-date any invoice or sale or make sales on extended dating beyond that customary in such Credit Parties’ industry, and shall not re-bill any Accounts without promptly disclosing the same to Agent and providing Agent with a copy of such re-billing, identifying the same as such.  If the Borrower Parties become aware of anything materially detrimental to any of such Borrower Parties’ material customers’ credit, such Borrower Parties will promptly advise Agent thereof.

5.23

Status of Accounts and Other Collateral.  With respect to any Account of any Borrower Party that is included by the Borrower Parties as an Eligible Account in the calculation of the Borrowing Base, each Borrower Party covenants, represents and warrants:  (a) such Borrower Party shall be the sole owner, free and clear of all Liens (except for the Liens granted in the favor of Agent for the benefit of Agent and the Lenders and Permitted Liens), and

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shall be fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral; (b) each such Account shall be a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an absolute sale and delivery upon the specified terms of goods sold or services rendered by such Borrower Party; (c) no such Account shall be subject to any defense, offset, counterclaim, discount or allowance except as may be stated in the invoice relating thereto, discounts and allowances as may be customary in such Borrower Party’s business and as otherwise disclosed to Agent; (d) none of the transactions underlying or giving rise to any such Account shall violate any applicable state or federal laws or regulations, and all documents relating thereto shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; (e) no agreement under which any deduction or offset of any kind, other than normal trade discounts, may be granted or shall have been made by such Borrower Party at or before the time such Account is created; (f) all agreements, instruments and other documents relating to any Account shall be true and correct and in all material respects what they purport to be; (g) such Borrower Party shall maintain books and records pertaining to said Collateral in such detail, form and scope as Agent shall reasonably require; (h) such Borrower Party shall promptly notify Agent if any Account arises out of contracts with any Governmental Authority, and will execute any instruments and take any steps reasonably required by Agent in order that all monies due or to become due under any such contract shall be assigned to Agent and notice thereof given to such Governmental Authority under the Federal Assignment of Claims Act or any similar state or local law; (i) such Borrower Party will, immediately upon learning thereof, report to Agent any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters affecting the value, enforceability or collectibility of any of the Collateral; (j) if any amount payable under or in connection with any such Account is evidenced by a promissory note or other instrument, such promissory note or instrument shall be promptly pledged, endorsed, assigned and delivered to Agent for the benefit of Agent and the Lenders as additional Collateral; and (k) such Borrower Party is not and shall not be entitled to pledge Agent’s or any Lender’s credit on any purchases or for any purpose whatsoever.

5.24

Collateral Custodian.  Upon the occurrence and during the continuance of any Default or Event of Default, Agent may at any time and from time to time employ and maintain on the premises of any Credit Party a custodian selected by Agent who shall have full authority to do all acts necessary to protect Agent’s and the Lenders’ interests.  Each Credit Party hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever Agent may reasonably request to preserve the Collateral.  All reasonable costs and expenses incurred by Agent by reason of the employment of the custodian shall be the responsibility of Borrowers and charged to the Loan Account.

5.25

Accounts Covenants.

(a)

With respect to any Account of any Borrower Party that is included by the Borrower Parties as an Eligible Account in the calculation of the Borrowing Base, Borrowers shall notify Agent promptly of: (i) any material delay in any Borrower Party’s performance of any of its material obligations to any Account Debtor or the assertion of any material claims, offsets, defenses or counterclaims by any Account Debtor, or any material disputes with Account

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Debtors, or any settlement, adjustment or compromise thereof, (ii) all material adverse information known to any Borrower or Guarantor relating to the financial condition of any Account Debtor if the aggregate amount of all Accounts owing by such Account Debtor is greater than $250,000 and (iii) any event or circumstance which, to the best of any Borrower Party’s knowledge, would cause Agent to consider any then existing Accounts as no longer constituting Eligible Accounts.  No credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any Account Debtor without Agent’s consent (which consent shall not be unreasonably withheld), except as provided in Section 6.14.  Subject to Section 6.14, as long as no Event of Default has occurred and is continuing, Borrower Parties shall settle, adjust or compromise any claim, offset, counterclaim or dispute with any Account Debtor.  At any time that an Event of Default has occurred and is continuing, Agent shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with Account Debtors or grant any credits, discounts or allowances.

(b)

With respect to each Account of any Borrower Party that is included by the Borrower Representative as an Eligible Account in the calculation of the Borrowing Base:  (i) the amounts shown on any invoice delivered to Agent or schedule thereof delivered to Agent shall be true and complete in all material respects, (ii) any payments made thereon shall be promptly delivered to Agent pursuant to the terms of this Agreement, (iii) no credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any Account Debtor except as provided in Section 6.14, (iv) there shall be promptly reported to Agent in accordance with the terms of this Agreement any setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto and (v) none of the transactions giving rise thereto will violate any applicable foreign, Federal, state or local laws or regulations, all documentation relating thereto will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable in accordance with its terms.

(c)

Agent shall have the right at any time or times, in Agent’s name or in the name of a nominee of Agent, to verify the validity, amount or any other matter relating to any Inventory or Accounts, by mail, telephone, facsimile transmission or otherwise.

5.26

Inventory Covenants.  With respect to the Inventory of any Borrower Party that is included by the Borrower Representative as Eligible Inventory or Eligible Machinery-in-Process in the calculation of the Borrowing Base:  (a) each such Borrower Party shall at all times maintain inventory records reasonably satisfactory to Agent (it being acknowledged that Agent is not aware of any inventory records that are not reasonably satisfactory), keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of such Inventory, such Borrower Party’s cost therefor and daily withdrawals therefrom and additions thereto; (b) such Borrower Parties shall conduct a physical count of such Inventory at any time Agent may reasonably request, and promptly following such physical inventory shall supply Agent with a report in the form and with such specificity as may be reasonably satisfactory to Agent concerning such physical count (it being acknowledged that Agent is not aware of any current practices that are not reasonably satisfactory); (c) such Borrower Parties shall not remove any such Inventory from the locations set forth or permitted herein, without the prior written consent of Agent, except for sales of such Inventory in the ordinary course of its business and except to move such Inventory directly from one location set forth or permitted herein to another such location and except for such Inventory shipped from the

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manufacturer thereof to such Borrower Party which is in transit to the locations set forth or permitted herein; (d) upon Agent’s request, the Borrower Parties shall, at their expense, deliver or cause to be delivered to Agent written appraisals as to such Inventory in form, scope and methodology reasonably acceptable to Agent (and consistent with the methodology used by Continental Plants) by Continental Plants or an appraiser reasonably acceptable to Agent, addressed to Agent and Lenders and upon which Agent and Lenders are expressly permitted to rely; (e) such Borrower Parties shall produce, use, store and maintain such Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (f) none of such Inventory shall constitute farm products or the proceeds thereof; (g) each such Borrower Party assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of such Inventory; (h) such Borrower Parties shall not sell such Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate any such Borrower Party to repurchase such Inventory (unless such Inventory may be returned only if it is not damaged and is resalable in the normal course of business); (i) such Borrower Parties shall keep such Inventory in good and marketable condition; and (j) such Borrower Parties shall not, without prior written notice to Agent or the specific identification of such Inventory in a report with respect thereto provided by Borrower Representative to Agent pursuant to paragraph (a) of Annex F hereof, acquire or accept any such Inventory on consignment or approval outside the ordinary course of business.

5.27

Compliance with Milestones.  Unless otherwise waived by the Requisite Lenders in their sole and absolute discretion, each Credit Party shall take all actions necessary to achieve the Milestones set forth on Exhibit M by the dates specified therein (or such later date as may be agreed to by the Requisite Lenders in their sole discretion).

5.28

Cooperation with Advisors.  Each of the Credit Parties will use commercially reasonable efforts to provide full cooperation and assistance to Advisors hired by or at the discretion of Agent and the Lenders (or their counsel) to enable such Advisors to perform the services for which they are engaged.

5.29

Restructuring Advisor; Financial Advisor.  Retain at all times (i) a restructuring advisor and (ii) a financial advisor that, in each case, has substantial experience and expertise advising Chapter 11 debtors-in-possession in large and complex bankruptcy cases (in each case, reasonably satisfactory to Agent); provided that the Credit Parties shall be permitted to replace any such advisor with any another advisor satisfying the requirements of this Section and shall be permitted a period a time (not to exceed 10 Business Days) to file an application with either Bankruptcy Court to employ such replacement advisor.  It being understood that Rothschild Inc. and Conway, DelGenio, Gries & Co, LLC shall be sufficient advisors for purposes of this Section.

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6.

NEGATIVE COVENANTS

Each Credit Party executing this Agreement jointly and severally agrees as to all Credit Parties that from and after the date hereof until the Termination Date it shall not:

6.1

Liens, Etc.  Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; file or suffer to exist under the Code or any similar law or statute of any jurisdiction, an effective financing statement (or the equivalent thereof) creating an effective Lien thereto that names it or any of its Subsidiaries as debtor; sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof); sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of Accounts) with recourse to it or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income; other than, as to all of the above, Permitted Liens.

6.2

Indebtedness.  Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.  Notwithstanding the foregoing, and except for the Carve-Out Amount, no Permitted Indebtedness shall be permitted to have an administrative expense claim status under the Bankruptcy Code senior to or pari passu with the super priority administrative expense claims of Agent and the Lenders as set forth herein and in the Financing Orders.

6.3

Fundamental Changes; Dispositions.  Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, or convey, sell, lease or sublease, license or sublicense, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing; provided, however, that

(a)

any Credit Party and its Subsidiaries may (A) sell Inventory in the ordinary course of business, (B) dispose of excess, obsolete or worn-out equipment in the ordinary course of business in an aggregate amount not to exceed $500,000, (C) dispose of cash or sell or liquidate Permitted Investments or other cash equivalents, (D) enter, in the ordinary course of business and consistent with past practices, into operating leases and subleases or licenses or sublicenses of any property, (E) sell or otherwise dispose of accounts receivables, notes receivable and related assets in an aggregate face amount not to exceed $250,000 during the term of this Agreement and (F) sell or otherwise dispose of assets consisting of accounts receivable and related assets in connection with Permitted European Receivables Financing; provided that the Net Cash Proceeds of any disposition are paid to Agent for the benefit of Agent and the Lenders to be applied, to the extent required, pursuant to the terms of Section 1.3; and provided, further however, that in the case of any sale of Senior Secured Priority Collateral, the

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Credit Parties shall (1) give Agent prior notice of all such sales or dispositions, (2) certify that all proceeds thereof shall be deposited into a Senior Secured Priority Account in accordance with Section 5.20 and as otherwise required by the Senior Secured Notes Indenture, the DIP Term Loan Agreement, the Intercreditor Agreement or the Loan Documents, as applicable, and (3) notify Agent in accordance with Section 5.20 prior to any withdrawals from or deposits to any such account; and

(b)

any Foreign Subsidiary (x) may be merged into any other Foreign Subsidiary, or may be consolidated or amalgamated with another Foreign Subsidiary, so long as (A) no other provision of this Agreement would be violated thereby, (B) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, and (C) to the extent such Foreign Subsidiary is owned directly by a Credit Party, all of the non-voting Stock and sixty-five percent (65%) of the voting Stock of the surviving Foreign Subsidiary is the subject of the Pledge Agreement, which is in full force and effect on the date of and immediately after giving effect to such merger, consolidation or amalgamation or (y) may sell or otherwise dispose of, all or any part of its business, property or assets, whether now owned or hereafter acquired to any other Foreign Subsidiary so long as (A) no other provision of this Agreement would be violated thereby, and (B) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction.

6.4

Change in Nature of Business.  Make, or permit any of its Subsidiaries to make, any change in the nature of its business as described in Section 3.12.

6.5

Loans, Advances, Investments, Etc.  Make or commit or agree to make any loan, advance, guarantee of obligations, other extensions of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing, except for:

(a)

investments existing on the Closing Date, as set forth on Schedule 6.5 hereto, but not any increase in the amount thereof as set forth in such Schedule or any other material modification of the terms thereof,

(b)

investments permitted under clause (j) of the definition of “Permitted Indebtedness”,

(c)

Permitted Investments,

(d)

investments not constituting loans or advances by (A) any Domestic Credit Party in any other Domestic Credit Party and (B) any Foreign Subsidiary in any other Foreign Subsidiary,

(e)

loans and advances consistent with the 13-Week Budget to directors, officers and employees of Parent and its Subsidiaries in the ordinary course of business in an aggregate principal amount not to exceed $250,000 at any one time outstanding,

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(f)

investments under Hedging Agreements entered into in the ordinary course of financial management and not for speculative purposes,

(g)

pledges and deposits permitted under clause (f) of the definition of Permitted Liens,

(h)

investments in deposit accounts in the ordinary course of business,

(i)

investments received in connection with an insolvency proceeding of any supplier, customer or other Person having an obligation in favor of any Credit Party as a result of a settlement of delinquent accounts and deposits with, such customers, suppliers or other Persons arising in the ordinary course of business,

(j)

investments existing on the Closing Date not constituting loans or advances in the Subsidiaries of the Credit Parties and the creation of new Subsidiaries by any Credit Party so long as such creation is in compliance with Section 5.1,

(k)

investments constituting Contingent Obligations to the extent permitted under clause (l) of the definition of Permitted Indebtedness,

(l)

investments constituting Accounts arising in the ordinary course of business,

(m)

investments by a Credit Party in the capital stock of its Foreign Subsidiaries which is funded solely from the retirement of outstanding intercompany Indebtedness existing as of the Closing Date which is owing by such Foreign Subsidiary to such Credit Party, and

(n)

investments by a Credit Party in Foreign Subsidiaries in an amount not to exceed, $3,500,000 (provided that notwithstanding the foregoing, the aggregate amount of investments permitted under this clause (n) shall not exceed $500,000 without the prior written consent of Agent) during the term of this Agreement so long as the proceeds of such investment are directly, or indirectly, applied by such Foreign Subsidiary in accordance with the DIP Budget.

6.6

Intentionally Omitted.

6.7

Restricted Payments.  (i) Declare or pay any dividend or other distribution, direct or indirect, on account of any Stock of any Credit Party or any of its Subsidiaries, now or hereafter outstanding, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Stock of any Credit Party or any direct or indirect parent of any Credit Party, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Stock of any Credit Party, now or hereafter outstanding, (iv) return any Stock to any shareholders or other equity holders of any Credit Party or any of its Subsidiaries, or make any other distribution of property, assets, shares of Stock, warrants, rights, options, obligations or securities thereto as such or (v) pay any management fees or any other fees or expenses

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(including the reimbursement thereof by any Credit Party or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equityholders of any Credit Party or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of any Credit Party; provided, however, (A) any Subsidiary of any Credit Party may pay dividends or make other distributions to any Credit Party, (B) any Subsidiary that is not a Credit Party may pay dividends or make other distributions to any Credit Party or any Subsidiary of a Credit Party, and (C) any non-wholly owned Subsidiary of a Credit Party may pay dividends or make other distributions to its shareholders generally so long as the Credit Party or its respective Subsidiary which owns Stock in the Subsidiary paying such dividends or making such other distributions receives at least its proportionate share thereof (based upon its relative holdings of Stock in the Subsidiary paying such dividends and taking into account relative preferences, if any, of the various classes of Stock in such Subsidiary).

6.8

Federal Reserve Regulations.  Permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loan to be a margin loan under the provisions of Regulation T, U or X of the Federal Reserve Board.

6.9

Transactions with Affiliates.  Enter into, renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof, (ii) transactions with another Credit Party, (iii) transactions permitted by Sections 6.1, 6.2, 6.3, 6.5, 6.7 and/or 6.10, or (iv) compensation, retirement, expense reimbursement and indemnification arrangements with directors, officers, employees or consultants in the ordinary course of business consistent with the 13-Week Budget.

6.10

Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries.  Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Credit Party or any Subsidiary of any Credit Party (i) to pay dividends or to make any other distribution on any shares of Stock of such Subsidiary owned by any Credit Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Credit Party or any of its Subsidiaries, (iii) to make loans or advances to any Credit Party or any of its Subsidiaries or (iv) to transfer any of its property or assets to any Credit Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this Section 6.10 shall prohibit or restrict compliance with:

(a)

this Agreement and the other Loan Documents;

(b)

any agreements in effect on the date of this Agreement and described on Schedule 6.10 and any renewal, extension, refinance or replacement thereof that does not expand the scope of any such encumbrance or restriction;

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(c)

any applicable law, rule or regulation (including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

(d)

in the case of clause (iv), any agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or similar contract in respect of such property or assets;

(e)

in the case of clause (iv), any agreement, instrument or other document evidencing a Permitted Lien described in clause (e)(i) of the definition of “Permitted Lien” from restricting on customary terms the transfer of any property or assets subject thereto;

(f)

agreements related to the Indebtedness permitted under clause (i) of the definition of “Permitted Indebtedness” to the extent any such restrictions are limited to the Foreign Subsidiaries that are parties to such agreements; or

(g)

the governing agreement and other agreements, instruments or documents entered into in connection with the formation of (i) the China JV or (ii) any other joint venture to which Parent or any of its Subsidiaries is a party and which is existing as of the Closing Date.

6.11

Limitation on Issuance of Stock.  Issue or sell or enter into any agreement or arrangement for the issuance or sale of, or permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance or sale of, any shares of its Stock, any securities convertible into or exchangeable for its Stock or any warrants.

6.12

Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc.

(a)

Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its or its Subsidiaries’ Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement, guaranty or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to Agent or the Lenders or the issuer of such Indebtedness in any respect, provided that, in the case of the Senior Secured Notes Indenture and the Senior Secured Notes, any amendment, modification or other change may be made to any of such documents, if after giving effect to such amendment, modification or change (A) such Indebtedness shall require no amortization, sinking fund payment or any other scheduled maturity of the principal amount thereof on any date which is earlier than the date occurring six months after the then latest Commitment Termination Date, (B) the interest rate applicable to the Senior Secured Notes shall not be higher than such interest rate as in effect on the Closing Date, (C) the definition of the terms “Credit Facility Document,” “Credit Facility Liens,” “Credit Facility Priority Collateral,”  “Discharge of Credit Facility Obligations,” and “Discharge of Senior Secured Note Obligations,” appearing in the Senior Secured Notes Indenture and Section 4.10(3) of the Senior Secured

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Notes Indenture shall not be changed, in each case, from those appearing in the Senior Secured Notes Indenture as in effect as of the Closing Date and (D) the terms governing any such Indebtedness shall not contain any provision (including, without limitation, covenants, mandatory redemptions or offers to purchase or prepay, defaults and remedies) which, in the reasonable judgment of Agent is materially more adverse to Agent or the Lenders than the provisions in the Senior Secured Notes Documents as of the Closing Date;

(b)

except for the Obligations and Indebtedness permitted under clause (i) of the definition Permitted Indebtedness, make any voluntary or optional payment, prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of, or otherwise voluntarily satisfy prior to the scheduled maturity thereof in any manner, any of its or its Subsidiaries’ Indebtedness (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (except to the extent any such optional payment, prepayment, redemption, defeasance, sinking fund payment, acquisition, refund, refinancing, replacement or exchange is pursuant to Section 3.07 of the Senior Secured Notes Indenture or is otherwise expressly permitted by the definition of Permitted Indebtedness, the Intercreditor Agreement or referred to in Section 1.3(b) (whether or not requiring a prepayment of the Loans pursuant to either such section)), or make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any outstanding Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing;

(c)

except as permitted by Section 6.3, amend, modify or otherwise change its name, jurisdiction of organization, organizational identification number or FEIN;

(d)

amend, modify or otherwise change its certificate of incorporation or bylaws (or other similar organizational documents), including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Stock (including any shareholders’ agreement), or enter into any new agreement with respect to any of its Stock, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this paragraph (d) that either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect (it being acknowledged that a change in the number of outstanding shares of any class of Parent’s Stock solely as a result of a stock split or reverse stock split effected by Parent shall not have a Material Adverse Effect); provided, however, that, in no event shall Parent permit any Subsidiaries’ certificate of incorporation, bylaws or other similar organizational document to contain any provision of the type, or having the purpose of, clause Ninth of Parent’s certificate of incorporation as in effect on the Closing Date;

(e)

make any payments or transfer, or agree to setoff or recoupment, with respect to any Pre-Petition claim, Pre-Petition Lien or Pre-Petition Indebtedness, except (a) to the extent authorized by any First Day Order or the Financing Orders, (b) as otherwise permitted by law or order of the Bankruptcy Court or the Canadian Court, as applicable, or (c) as expressly permitted by the terms of the Loan Documents and any approved 13-Week Budget; or

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(f)

amend or modify, or permit the amendment or modification of, the Financing Orders or the First Day Orders, in each case, except for amendments or modifications which are not in any way adverse in any material respect to the interests of Agent or the Lenders in such capacities.

6.13

Investment Company Act of 1940.  Engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an “investment company” or a company “controlled” by an “investment company” not entitled to an exemption within the meaning of such Act.

6.14

Compromise of Accounts.  Compromise or adjust any Account (or extend the time of payment thereof) or grant any discounts, allowances or credits or permit any of its Subsidiaries to do so unless (i) no Default or Event of Default has occurred and is continuing and (ii) such compromise, adjustment or grant is made in the ordinary course of its business in accordance with its practices and policies.

6.15

ERISA.  (i) Engage, or permit any ERISA Affiliate to intentionally engage, in any transaction described in Section 4069 of ERISA; (ii) engage, or permit any ERISA Affiliate to intentionally engage, in any prohibited transaction described in Section 406 of ERISA or 4975 of the IRC for which a statutory or class exemption is not available or a private exemption has not previously been obtained from the U.S. Department of Labor; (iii) adopt or permit any ERISA Affiliate to adopt any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as (x) set forth in Schedule 3.9 in accordance with the terms of such plans, (y) provided to certain employees upon the termination of employment of any such employee in the ordinary course of business, or (z) required by Section 601 of ERISA, Section 4980B of the IRC or applicable law; (iv) fail to make any contribution or payment to any Multiemployer Plan which it or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or (v) fail, or permit any ERISA Affiliate to fail, to pay any required installment or any other payment required under Section 412 of the IRC on or before the due date for such installment or other payment, except, in the case of clauses (i), (ii), (iii), (iv) and (v), as could not reasonably be expected to have a Material Adverse Effect or result in the imposition of a Lien under Section 412(n) of the IRC or under ERISA.  With the prior written approval of Agent and the Requisite Lenders before taking any of the actions specified in the following clauses (i), (ii) and (iii), the Credit Parties and their ERISA Affiliates, so long as they comply with clause (h) of Annex E hereto, may, subject to applicable law, (i) apply to the IRS for, and obtain, a pension funding waiver pursuant to Section 412(d) of the IRC regarding their pension funding obligations to the Milacron Retirement Plan for a plan year or years (which year or years shall be specified in the approval request submitted to Agent and the Requisite Lenders), (ii) act in reliance on such a funding waiver (when and if received) regarding its funding obligations to such Plan, including regarding the making of any required installments or payments and (iii) take all other actions otherwise permitted under this Agreement as appropriate in connection with such funding waiver application.  Notwithstanding any other provision of this Section 6.15 or this Agreement, if the Requisite Lenders shall have approved in advance a Credit Party’s funding waiver application as

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contemplated hereby, then, solely for purposes of this Agreement, any such funding waiver application shall not be considered a Termination Event, nor result in a Lien, nor constitute a material adverse change in funding status, nor be considered the failure to pay a required installment or other payment, nor the violation of any other plan funding requirements,  regarding or to such Plan for purposes of this Section 6.15.  Further notwithstanding any of the above, after the filing of the Chapter 11 Case, it shall not be deemed a breach of the negative covenants contained in this Section 6.15 if a Credit Party or any ERISA Affiliate fails to make any contribution required under Section 412 of the IRC or Section 302 of ERISA to the Milacron Retirement Plan, if the Milacron Retirement Plan is terminated in a distress termination pursuant to section 4041 of ERISA, or if the PBGC institutes and/or completes a proceeding to terminate the Milacron Retirement Plan pursuant to section 4042 of ERISA.

6.16

Environmental.  Permit Handling, Release or disposal of Hazardous Materials at any property owned or leased by it or any of its Subsidiaries, except in compliance with Environmental Laws and except for such Handling, Release or disposal of Hazardous Materials that could not reasonably be expected to result in a Material Adverse Effect.

6.17

Certain Agreements.  Agree to any material amendment or other material change to or material waiver of any of its rights under any Material Contract if such amendment, change or waiver is adverse to the interests of any Credit Party.

6.18

Misplaced Notes.  Create or suffer to exist any Lien upon or with respect to any of the Misplaced Notes except for the Lien created by the Loan Documents.

6.19

Wholly-Owned Subsidiaries.  Permit any Subsidiary that is a wholly-owned, directly or indirectly, by Parent or any of its other Subsidiaries as of the Closing Date to cease to be wholly-owned,  directly or indirectly, by Parent or any of such other Subsidiaries.

6.20

Restrictions in Organizational Documents.  Parent shall not invoke or otherwise apply the provisions of clause Ninth of its certificate of incorporation, as in effect on the Closing Date, in any manner that would impair, compromise or diminish the rights of Agent, the L/C Issuer and the Lenders under the Loan Documents.

6.21

Financial Covenants.  Borrowers shall not breach or fail to comply with any of the Financial Covenants.

6.22

Chapter 11 Claims.  Except as otherwise allowed pursuant to the Financing Orders, incur, create, assume, suffer to exist or permit any other super priority administrative claim or any claims in the Canadian Proceedings which is pari passu with or senior to the claims of Agent and the Lenders against Borrowers, except as set forth in Section 1.18(b).

6.23

Critical Vendor and Other Payments.  The Credit Parties shall not make (i) any pre-petition “critical vendor” payments or other payments on account of any creditor’s pre-petition unsecured claims, (ii) payments on account of claims or expenses arising under Section 503(b)(9) of the Bankruptcy Code, or (iii) payments under any management incentive

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plan or on account of claims or expenses arising under Section 503(c) of the Bankruptcy Code, except in each case in amounts and on terms and conditions that (a) are approved by order of the Bankruptcy Court and the Canadian Court and (b) are permitted by any approved 13-Week Budget or with the prior written consent of Agent.

6.24

Pre-Petition Indebtedness.  The Credit Parties shall not make any adequate protection payments on account of any Pre-Petition Indebtedness other than as expressly permitted by any approved 13-Week Budget or the Financing Orders.

7.

TERM

7.1

Termination.  The financing arrangements contemplated hereby shall be in effect until the Commitment Termination Date, and the Loans and all other non-contingent Obligations shall be automatically due and payable in full on such date.

7.2

Survival of Obligations Upon Termination of Financing Arrangements.  Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Credit Parties or the rights of Agent and Lenders relating to any unpaid portion of the Loans or any other Obligations, due or not due, liquidated, contingent or unliquidated, or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Commitment Termination Date.  Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Credit Parties, and all rights of Agent and each Lender, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the provisions of Section 11.3, the payment obligations under Sections 1.15 and 1.16, and the indemnities contained in the Loan Documents shall survive the Termination Date.

8.

EVENTS OF DEFAULT; RIGHTS AND REMEDIES

8.1

Events of Default.  Notwithstanding the provisions of Section 362 of the Bankruptcy Code and any stay of proceedings granted by the Canadian Court in the Canadian Proceedings and without notice, application or motion to, hearing before, or order of the Bankruptcy Court or the Canadian Court, as applicable, or any notice to any Credit Party, the occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an “Event of Default” hereunder:

(a)

Any Borrower (i) fails to make any payment of principal of, or interest on, or Fees owing in respect of, the Loans or any of the other Obligations when due and payable, or (ii) fails to pay or reimburse Agent or Lenders for any expense reimbursable

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hereunder or under any other Loan Document within ten (10) days following Agent’s demand for such reimbursement or payment of expenses;

(b)

Any Credit Party fails or neglects to perform, keep or observe any of the provisions of Sections 1.4, 1.8, 5.3, 5.7, 5.14, 5.15, 5.22, 5.23, 5.24, 5.25, 5.26, 5.27, 5.28, 5.29 or 6, or any of the provisions set forth in Annexes C or G,  respectively, or any Credit Party shall fail to perform or comply with any covenant or agreement contained in any Security Agreement to which it is a party or any Pledge Agreement to which it is a party;

(c)

Any Borrower fails or neglects to perform, keep or observe any of the provisions set forth in paragraph (a) of Annex F (at any time when the Borrowing Base Certificates are to be delivered on a monthly basis) and paragraphs (e), (g), (h), (i), (j), (k), (l) and (m) of Annex E, and the same shall remain unremedied for three (3) Business Days or more;

(d)

Any Borrower fails or neglects to perform, keep or observe any of the provisions set forth in paragraphs (a), (c), (d) and (f) of Annex E and the same shall remain unremedied for five (5) Business Days or more;

(e)

Any Credit Party fails or neglects to perform, keep or observe any of the provisions of Section 5.9, and such failure shall continue for more than ten (10) days without any Credit Party commencing activities reasonably likely to cure the environmental matter which is the subject of such failure, provided that, in the case of any Credit Party commencing such activities, such Credit Party shall provide Agent, as and to the extent Agent reasonably requests, with regular updates or other supporting documentation regarding such activities for so long as such activities are conducted or until such environmental matter is otherwise cured or resolved;

(f)

Any Credit Party fails or neglects to perform, keep or observe any other provision of this Agreement or of any of the other Loan Documents (other than any provision embodied in or covered by any other clause of this Section 8.1), and such failure, if capable of being remedied, shall remain unremedied for fifteen (15) days after the earlier of the date a senior officer of any Credit Party becomes aware of such failure and the date written notice of such default shall have been given by Agent to Borrower Representative;

(g)

(i) An Event of Default (as defined in the DIP Term Loan Agreement) occurs or (ii) a default or breach occurs under any other agreement, document or instrument to which any Credit Party is a party that is not cured within any applicable grace period therefor, and such default or breach (A) involves the failure to make any principal or interest payment when due in respect of any Indebtedness incurred or entered into after the Petition Date in excess of $1,500,000 in the aggregate, or (B) causes, or permits any holder of such Indebtedness or a trustee to cause, Indebtedness incurred or entered into after the Petition Date, or a portion thereof in excess of $1,500,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment;

(h)

Any information contained in any Borrowing Base Certificate is untrue or incorrect as of the date of such Borrowing Base Certificate and has the effect of overstating

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the Borrowing Base by more than the greater of (i) $1,500,000 and (ii) five percent (5%) of Excess Availability as of the date of such Borrowing Base Certificate, or any representation or warranty herein or in any Loan Document or in any written statement, report, financial statement or certificate (other than a Borrowing Base Certificate) made or delivered to Agent or any Lender by any Credit Party is untrue or incorrect in any material respect as of the date when made or deemed made;

(i)

[intentionally omitted];

(j)

[intentionally omitted];

(k)

A final judgment or judgments for the payment of money in excess of $1,500,000 in the aggregate at any time are outstanding against one or more of the Credit Parties (excluding amounts covered by insurance policies as to which liability has not been disputed by the insurance carrier), and the same are not, for a period of thirty (30) consecutive days after the entry thereof (or if the applicable jurisdiction allows sixty (60) days for appeals, then  sixty (60) consecutive days after the entry thereof), discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay;

(l)

Any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Credit Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any Lien created under any Loan Document ceases to be a valid and perfected first priority Lien (except as otherwise permitted herein or therein) in any of the Collateral with an aggregate fair market value of $1,500,000 or more purported to be covered thereby;

(m)

Any Change of Control occurs;

(n)

Any Credit Party or any of its ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal, any Credit Party or any of its ERISA Affiliates incurs a withdrawal liability in an annual amount exceeding $250,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof any Credit Party’s or any of its ERISA Affiliates’ annual contribution requirements with respect to such Multiemployer Plan increases in an annual amount exceeding $250,000;

(o)

(i) Any Termination Event with respect to any Employee Plan shall have occurred which could reasonably be expected to have a Material Adverse Effect or (ii) there exists any fact or circumstance that reasonably could be expected to result in the imposition of a Lien under Section 412(n) of the IRC or under ERISA; provided, however, that regarding the foregoing clause (i) or (ii), the minimum funding waiver application described in Section 6.15, if approved in advance in writing by Agent and the Requisite Lenders in accordance with Section 6.15, and any associated Reportable Event and Lien under Section 412(n) of the IRC or under

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ERISA, shall not be first considered whether to constitute an event which could reasonably be expected to have a Material Adverse Effect or otherwise constitute an Event of Default under this subsection (o) or this Agreement until such application is fully or partially denied by the IRS or other adverse action is taken by the IRS or PBGC with respect thereto;

(p)

An event or development occurs which could reasonably be expected to have a Material Adverse Effect;

(q)

(i) Any of the Obligations of any Credit Party under the Loan Documents for any reason shall cease to qualify as a part of a “Qualified Credit Facility” (or any similar term) under, and as defined in, the Senior Secured Notes Indenture or in any agreement evidencing any refinancing thereof as permitted under the terms of the Loan Documents, other than as a result, directly or indirectly, of any acts or omissions of Agent or the Lenders or (ii) the Intercreditor Agreement shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against the holders of the Senior Secured Notes, the DIP Term Loan Lenders or any refinanced Indebtedness thereof as permitted under the terms of the Loan Documents other than as a result, directly or indirectly, of any acts or omissions of Agent;

(r)

the Restructuring Support Agreement shall for any reason no longer remain in full force and effect, or any party thereto shall breach any material term or condition of the Restructuring Support Agreement; or

(s)

the occurrence of any of the following in the Chapter 11 Case or the Canadian Proceedings, as applicable:

(i)

the bringing of a motion by any Credit Party, or the entry of an order or ruling (which has not been withdrawn, dismissed or reversed): (A) to obtain additional financing under Section 364(c) or (d) of the Bankruptcy Code (or otherwise within the Canadian Proceedings) not otherwise permitted pursuant to this Agreement (unless such financing is proposed to refinance and pay in full the Obligations due under this Agreement and the Pre-Petition Credit Agreement with the termination of all related lending commitments thereunder); (B) to grant any Lien other than Permitted Liens and the Carve-Out Amount upon or affecting any Collateral without the prior written consent of Agent and Requisite Lenders; (C) except as provided in the Financing Orders, to use cash collateral of Agent under Section 363(c) of the Bankruptcy Code without the prior written consent of Agent and the Requisite Lenders; or (D) the entry of an order materially adverse to Agent and Lenders or their rights and remedies hereunder or their interest in the Collateral or under the Pre-Petition Loan Documents;

(ii)

(A) the filing of any plan of reorganization or disclosure statement attendant thereto, or any plan of arrangement or compromise in the Canadian Proceedings, or any direct or indirect amendment to such plan or disclosure statement, by Borrowers to which Agent and the Requisite Lenders do not consent or otherwise agree to the treatment of their claims or (B) the entry of an order in the Chapter 11 Case confirming a plan or plans of reorganization, or the entry of an order in the Canadian Proceedings sanctioning a plan of arrangement or compromise, unless in either case of clauses (A) and (B) such plan or plans provide for termination of the Commitments and repayment in full in cash of all of the Obligations under this Agreement on or before the effective date of such plan or plans;

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(iii)

the entry of an order amending, supplementing, staying, vacating or otherwise modifying the Loan Documents, the Interim Order, the Final Order or either of the Canadian Orders without the written consent of Agent and the Requisite Lenders or the filing of a motion for reconsideration with respect to the Interim Order, the Final Order, the Chapter 11 Recognition Order, the DIP Recognition Order or the Final DIP Recognition Order;

(iv)

the Final Order is not entered on or before the date that is 30 days after the Petition Date, or prior to or immediately following the expiration of the Interim Order;

(v)

[intentionally omitted];

(vi)

the DIP Recognition Order is not issued and entered by the Canadian Court on or before the date that is 5 days after the Petition Date;

(vii)

the Final DIP Recognition Order is not issued and entered by the Canadian Court on or before the date that is 5 days after the entry of the Final Order;

(viii)

subject to the payments permitted by the 13-Week Budget, the payment by a Credit Party of, or application by any Credit Party for authority to pay by a Credit Party, any Pre-Petition claim without Agent’s and the Requisite Lenders’ prior written consent unless such payment is otherwise permitted under this Agreement or provided pursuant to the Financing Orders;

(ix)

the allowance of any claim or claims under Section 506(c) of the Bankruptcy Code or otherwise against Agent, any Lender or any of the Collateral or against any Prior Agent, any Prior Lender or any Collateral (as defined in the Pre-Petition Credit Agreement);

(x)

the appointment of an interim or permanent trustee in the Chapter 11 Case or the appointment of a receiver or an examiner in the Chapter 11 Case with expanded powers to operate or manage the financial affairs, business, or reorganization of any Credit Party, or the appointment of a Canadian Liquidator in the Canadian Proceedings or otherwise or with respect to all or substantially all of the property or assets of any Canadian Borrowing Base Guarantor;

(xi)

the sale without Agent’s and the Requisite Lenders’ consent, of all or substantially all of the assets of the Credit Parties through a sale under Section 363 of the Bankruptcy Code, through a confirmed plan of reorganization in the Chapter 11 Case, or otherwise that does not provide for payment in full in cash of the Obligations, expiration or cancellation (undrawn) of all outstanding Letters of Credit and termination of Lenders’ Commitments;

(xii)

the sale without Agent’s and the Requisite Lenders’ consent, of all or substantially all of the assets of the Canadian Borrowing Base Guarantors in a Canadian Liquidation, through a sanctioned plan of arrangement or compromise in the Canadian Proceedings, or otherwise that does not provide for payment in full in cash of the Obligations of the Canadian Borrowing Base Guarantors;

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(xiii)

the dismissal of the Chapter 11 Case or the Canadian Proceedings, or the conversion of the Chapter 11 Case from one under Chapter 11 to one under Chapter 7 of the Bankruptcy Code (except as consented to by Agent and the Requisite Lenders), or the conversion of the Canadian Proceedings (or commencement of separate proceedings) to a Canadian Liquidation, or any Credit Party shall file a motion or other pleading seeking the dismissal of the Chapter 11 Case under Section 1112 of the Bankruptcy Code or otherwise or the dismissal of the Canadian Proceedings under applicable law;

(xiv)

subject to any exceptions permitted by the Financing Orders, the entry of an order by the Bankruptcy Court granting relief from or modifying the automatic stay of Section 362 of the Bankruptcy Code, or the entry of an order by the Canadian Court lifting, terminating or modifying the application of the stay of proceedings granted in the Canadian Proceedings (x) to allow any creditor to execute upon or enforce a Lien on any Collateral having a material amount as determined by Agent, or (y) with respect to any Lien of or the granting of any Lien on any Collateral to any state or local environmental or regulatory agency or authority;

(xv)

the entry of a ruling adverse to the interests of Agent, or any Lender in an suit or action against Agent or any Lender that asserts or seeks by or on behalf of Borrowers, the Environmental Protection Agency, any state environmental protection or health and safety agency, any official committee in the Chapter 11 Case or any other party in interest in the Chapter 11 Case or the Canadian Proceedings, (a) a claim in excess of an amount deemed by Agent in its sole discretion to be material, (b) any legal or equitable remedy that would have the effect of subordinating any or all of the Obligations or Liens of Agent or any Lender under the Loan Documents to any other claim, or (c) have a Material Adverse Effect on the rights and remedies of Agent or any Lender under any Loan Document, the Pre-Petition Loan Documents, or the collectability of all or any portion of the Obligations;

(xvi)

the entry of an order in the Chapter 11 Case or the Canadian Proceedings, as applicable, avoiding or requiring repayment of any portion of the payments made on account of the Obligations owing under this Agreement or the other Loan Documents;

(xvii)

the failure of any Credit Party to perform any of its material obligations under the Interim Order, the Final Order or any of the Canadian Orders, which adversely affects the interests of Lenders, as reasonably determined by Agent;

(xviii)

except as otherwise provided by the Financing Orders, the entry of an order in the Chapter 11 Case or the Canadian Proceedings granting any other super priority administrative claim or Lien equal or superior to that granted to Agent, on behalf of itself and the Lenders; or

(xix)

any of the Credit Parties’ return of goods constituting Collateral pursuant to Section 546(g) of the Bankruptcy Code other than in accordance with any such program (a) approved pursuant to a First Day Order, or (b) otherwise approved by the Bankruptcy Court and consented to by Agent in writing, and in either case which results in the outstanding balance of the Revolving Loan exceeding the Borrowing Base.

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8.2

Remedies.  Notwithstanding the provisions of Section 362 of the Bankruptcy Code and any stay of proceedings granted in the Canadian Proceedings but in any event subject to the terms of the Financing Orders, without any application, motion or notice to, hearing before, or order from the Bankruptcy Court or the Canadian Court, as applicable:

(a)

 If any Event of Default has occurred and is continuing, Agent may (and at the written request of the Requisite Revolving Lenders shall), by notice to the Borrower Representative, suspend the Revolving Loan facility with respect to additional Advances and/or the incurrence of additional Letter of Credit Obligations, whereupon any additional Advances and additional Letter of Credit Obligations shall be made or incurred in Agent’s sole discretion (or in the sole discretion of the Requisite Revolving Lenders, if such suspension occurred at their direction) so long as such Event of Default is continuing.  If any Event of Default has occurred and is continuing, Agent may (and at the written request of Requisite Lenders shall), without notice except as otherwise expressly provided herein, increase the rate of interest applicable to the Loans and the Letter of Credit Fees to the Default Rate.

(b)

If any Event of Default has occurred and is continuing, Agent may (and at the written request of the Requisite Lenders shall), without notice: (i) terminate the Revolving Loan facility with respect to further Advances or the incurrence of further Letter of Credit Obligations; (ii) reduce the Revolving Loan Commitment from time to time; (iii) declare all or any portion of the Obligations, including all or any portion of any Loan to be forthwith due and payable, and require that the Letter of Credit Obligations be cash collateralized in the manner set forth in Annex B, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrowers and each other Credit Party; or (iv) exercise any rights and remedies provided to Agent under the Loan Documents or at law or equity, including all remedies provided under the Code.

(c)

If any Event of Default has occurred and is continuing, Agent may (and at the written request of the Requisite Lenders shall): (i) direct any or all of the Credit Parties to sell or otherwise dispose of any or all of the Collateral on terms and conditions reasonably acceptable to Agent pursuant to Sections 363, 365 and other applicable provisions of the Bankruptcy Code and pursuant to the BIA or the CCAA (and, without limiting the foregoing, direct any Credit Party to assume and assign any lease or executory contract included in the Collateral to Agent’s designees in accordance with and subject to Section 365 of the Bankruptcy Code or the CCAA); (ii) enter onto the premises of any Credit Party in connection with an orderly liquidation of the Collateral; or (iii) exercise any rights and remedies provided to Agent under the Loan Documents or at law or equity, including all remedies provided under the Code and, pursuant to the Interim Order, the Final Order or any Canadian Order, the automatic stay of Section 362 of the Bankruptcy Code and the stay of proceedings granted by the Canadian Court in the Canadian Proceedings shall be modified and vacated to permit Agent and the Lenders to exercise their remedies under this Agreement and the Loan Documents, without further notice, application or motion to, hearing before, or order from, the Bankruptcy Court or the Canadian Court, as applicable, provided, however, notwithstanding anything to the contrary contained herein, Agent shall be permitted to exercise any remedy in the nature of a liquidation of, or foreclosure on, any interest of and the Credit Party in the Collateral only upon three (3) days prior written notice to such Credit Party and counsel approved by the Bankruptcy Court for the Committee.

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8.3

Waivers by Credit Parties.  Except as otherwise provided for in this Agreement or by applicable law, each Credit Party waives (including for purposes of Section 12): (a) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent on which any Credit Party may in any way be liable, and hereby ratifies and confirms whatever Agent may do in this regard, (b) all rights to notice and a hearing prior to Agent’s taking possession or control of, or to Agent’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Agent to exercise any of its remedies, and (c) the benefit of all valuation, appraisal, marshaling and exemption laws.

9.

ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT

9.1

Assignment and Participations.

(a)

Subject to the terms of this Section 9.1, any Lender may make an assignment of, or sell participations in, at any time or times, the Loan Documents, Loans, Letter of Credit Obligations and any Commitment or any portion thereof or interest therein, including any Lender’s rights, title, interests, remedies, powers or duties thereunder.  Any assignment by a Lender (other than to an Affiliate of such Lender) shall: (i) require the consent of Agent and (so long as no Event of Default has occurred and is continuing) Borrower (such consent not to be unreasonably withheld or delayed) and the execution of an assignment agreement (an “Assignment Agreement”) substantially in the form attached hereto as Exhibit 9.1(a) and otherwise in form and substance reasonably satisfactory to, and acknowledged by, Agent; (ii) be conditioned on such assignee Lender representing to the assigning Lender and Agent that it is purchasing the applicable Loans to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof; (iii) after giving effect to any such partial assignment, the assignee Lender shall have Commitments in an amount at least equal to $5,000,000 and the assigning Lender shall have retained Commitments in an amount at least equal to $5,000,000; (iv) include a payment to Agent of an assignment fee of $3,500; and (v) so long as no Event of Default has occurred and is continuing, require the consent of Borrower Representative, which shall not be unreasonably withheld or delayed.  In the case of an assignment by a Lender under this Section 9.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as all other Lenders hereunder.  The assigning Lender shall be relieved of its obligations hereunder with respect to its Commitments or assigned portion thereof from and after the date of such assignment.  Each Borrower hereby acknowledges and agrees that any assignment shall give rise to a direct obligation of Borrowers to the assignee and that the assignee shall be considered to be a “Lender”.  In all instances, each Lender’s liability to make Loans hereunder shall be several and not joint and shall be limited to such Lender’s Pro Rata Share of the applicable Commitment.  In the event Agent or any Lender assigns or otherwise transfers all or any part of the Obligations, Agent or any such Lender shall so notify Borrowers and Borrowers shall, upon the request of Agent or such Lender, execute new Notes in exchange for the Notes, if any, being assigned.  Notwithstanding the foregoing provisions of this Section 9.1(a), any Lender may at any time

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pledge the Obligations held by it and such Lender’s rights under this Agreement and the other Loan Documents to a Federal Reserve Bank, and any Lender that is an investment fund may assign the Obligations held by it and such Lender’s rights under this Agreement and the other Loan Documents to another investment fund managed by the same investment advisor; provided, that no such pledge to a Federal Reserve Bank shall release such Lender from such Lender’s obligations hereunder or under any other Loan Document.

(b)

Any participation by a Lender of all or any part of its Commitments shall be made with the understanding that all amounts payable by Borrowers hereunder shall be determined as if that Lender had not sold such participation, and that the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except actions directly affecting (i) any reduction in the principal amount of, or interest rate or Fees payable with respect to, any Loan in which such holder participates, (ii) any extension of the scheduled amortization of the principal amount of any Loan in which such holder participates or the final maturity date thereof, and (iii) any release of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement, the Collateral Documents or the other Loan Documents).  Solely for purposes of Sections 1.13, 1.15, 1.16 and 9.8, each Borrower acknowledges and agrees that a participation shall give rise to a direct obligation of Borrowers to the participant and the participant shall be considered to be a “Lender”; provided, (i) a participant shall not be entitled to receive any greater payment under Sections 1.13, 1.15, 1.16 or 9.8 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, and such participant must comply with the provisions of Sections 1.13, 1.15, 1.16 and 9.8 as though it were a Lender and (ii) a participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 1.15(c) unless Borrower Representative is notified of the participation sold to such participant and such participant agrees, for the benefit of Borrowers, to comply with Section 1.15(c) as though it were a Lender.  Except as set forth in the preceding sentence no Borrower or Credit Party shall have any obligation or duty to any participant.  Neither Agent nor any Lender (other than the Lender selling a participation) shall have any duty to any participant and may continue to deal solely with the Lender selling a participation as if no such sale had occurred.

(c)

Except as expressly provided in this Section 9.1, no Lender shall, as between Borrowers and that Lender, or Agent and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender.

(d)

If GE Capital should seek a primary syndication of the Loans and Commitments under this Agreement to Lenders reasonably acceptable to Borrowers, then at the request of GE Capital, Borrower Representative agrees to actively assist, and cooperate with (and cause its Subsidiaries and use reasonable efforts to cause Borrower Representative’s advisors to actively assist and cooperate with), GE Capital in effecting and completing such syndication, including, participating in bank and other relevant meetings, preparing and providing to GE Capital information relating to the syndication reasonably requested by GE Capital, using commercially reasonable efforts to use its existing banking relationships to assist with GE Capital’s syndication efforts, and assisting GE Capital in the preparation of a

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confidential information memorandum, presentations and other offering materials to be used in connection with the syndication and confirming that all materials made available to GE Capital by Borrower Representative or any of its representatives, taken as a whole and after giving effect to all written updates thereto, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made. GE Capital will, in consultation with Borrower Representative, manage and control all aspects of any such syndication.

(e)

Any Lender may furnish any information concerning Credit Parties in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants); provided that such Lender shall obtain from assignees or participants confidentiality covenants substantially equivalent to those contained in Section 11.8.

(f)

So long as no Event of Default has occurred and is continuing, no Lender shall assign or sell participations in any portion of its Loans or Commitments to a potential Lender or participant, if, as of the date of the proposed assignment or sale, the assignee Lender or participant would be subject to capital adequacy or similar requirements under Section 1.16(a), increased costs under Section 1.16(b), an inability to fund LIBOR Loans under Section 1.16(c), or withholding taxes in accordance with Section 1.15(a).

(g)

Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”), may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing by the Granting Lender to Agent and Borrowers, the option to provide to Borrowers all or any part of any Loans that such Granting Lender would otherwise be obligated to make to Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan; and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof.  The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if such Loan were made by such Granting Lender.  No SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender).  Any SPC may (i) with notice to, but without the prior written consent of, Borrowers and Agent and without paying any processing fee therefor assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by Borrowers and Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.  This Section 9.1(g) may not be amended without the prior written consent of each Granting Lender, all or any of whose Loans are being funded by an SPC at the time of such amendment.  For the avoidance of doubt, the Granting Lender shall for all purposes, including without limitation, the approval of any amendment or waiver of any provision of any Loan

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Document or the obligation to pay any amount otherwise payable by the Granting Lender under the Loan Documents, continue to be the Lender of record hereunder.

(h)

Nothing contained in this Section 9 shall require the consent of any party for GE Capital to assign any of its rights in respect of any Swap Related Reimbursement Obligation.

9.2

Appointment of Agent.  GE Capital is hereby appointed to act on behalf of all Lenders as Agent under this Agreement and the other Loan Documents.  The provisions of this Section 9.2 are solely for the benefit of Agent and Lenders and no Credit Party nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof.  In performing its functions and duties under this Agreement and the other Loan Documents, Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Credit Party or any other Person.  Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents.  The duties of Agent shall be mechanical and administrative in nature and Agent shall not have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any Lender.  Except as expressly set forth in this Agreement and the other Loan Documents, Agent shall not have any duty to disclose, and shall not be liable for failure to disclose, any information relating to any Credit Party or any of their respective Subsidiaries or any Account Debtor that is communicated to or obtained by GE Capital or any of its Affiliates in any capacity.  Neither Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents or representatives shall be liable to any Lender for any action taken or omitted to be taken by it hereunder or under any other Loan Document, or in connection herewith or therewith, except for damages caused by its or their own gross negligence or willful misconduct.

If Agent shall request instructions from Requisite Lenders, Requisite Revolving Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Requisite Lenders, Requisite Revolving Lenders or all affected Lenders, as the case may be, and Agent shall not incur liability to any Person by reason of so refraining.  Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (a) if such action would, in the opinion of Agent, be contrary to law or the terms of this Agreement or any other Loan Document, (b) if such action would, in the reasonable opinion of Agent, expose Agent to Environmental Liabilities or (c) if Agent shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of Requisite Lenders, Requisite Revolving Lenders or all affected Lenders, as applicable.  Without limiting the generality of the foregoing, each Lender hereby authorizes Agent and the Requisite Lenders to consent, on behalf of each Lender, to an Interim Order substantially in the form attached as Exhibit I, a Final Order and the Canadian Orders.

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9.3

Agent’s Reliance, Etc.  Neither Agent nor any of its Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages caused by its or their own gross negligence or willful misconduct.  Without limiting the generality of the foregoing, Agent:  (a)  may treat the payee of any Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof signed by such payee and in form reasonably satisfactory to Agent; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Credit Party or to inspect the Collateral (including the books and records) of any Credit Party; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

9.4

GE Capital and Affiliates.  With respect to its Commitments hereunder, GE Capital shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include GE Capital in its individual capacity.  GE Capital and its Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Credit Party, any of their Affiliates and any Person who may do business with or own securities of any Credit Party or any such Affiliate, all as if GE Capital were not Agent and without any duty to account therefor to Lenders.  GE Capital and its Affiliates may accept fees and other consideration from any Credit Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders.  Each Lender acknowledges the potential conflict of interest between GE Capital as a Lender holding disproportionate interests in the Loans and GE Capital as Agent.

9.5

Lender Credit Decision.  Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender and based on the Financial Statements referred to in Section 3.7 and such other documents and information as it has deemed appropriate, made its own credit and financial analysis of the Credit Parties and its own decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.  Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Loans, and expressly consents to, and waives any claim based upon, such conflict of interest.

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9.6

Indemnification.  Lenders agree to indemnify Agent (to the extent not reimbursed by Credit Parties and without limiting the obligations of Credit Parties hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by Agent in connection therewith; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent’s gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Agent is not reimbursed for such expenses by Credit Parties.

9.7

Successor Agent.  Agent may resign at any time by giving not less than thirty (30) days’ prior written notice thereof to Lenders and Borrower Representative.  Upon giving such notice of resignation, the Requisite Lenders shall have the right to appoint a successor Agent.  If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within thirty (30) days after the resigning Agent’s giving notice of resignation, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a Lender, if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $300,000,000.  If no successor Agent has been appointed pursuant to the foregoing, within one hundred twenty (120) days after the date such notice of resignation was given by the resigning Agent, such resignation shall become effective and the Requisite Lenders shall thereafter perform all the duties of Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor Agent as provided above.  Any successor Agent appointed by Requisite Lenders or the resigning Agent hereunder shall be subject to the approval of Borrower Representative, such approval not to be unreasonably withheld or delayed; provided that such approval shall not be required if an Event of Default has occurred and is continuing.  Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent.  Upon the earlier of the acceptance of any appointment as Agent hereunder by a successor Agent or the effective date of the resigning Agent’s resignation, the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Agent shall continue.  After any resigning Agent’s resignation hereunder, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was acting as Agent under this Agreement and the other Loan Documents.

9.8

Setoff and Sharing of Payments.  In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the

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occurrence and during the continuance of any Event of Default and subject to Section 9.9(f), each Lender is hereby authorized at any time or from time to time, without prior notice to any Credit Party or to any Person other than Agent, (any such notice being hereby expressly waived), and to the fullest extent permitted by law, to offset and to appropriate and to apply any and all balances held by it at any of its offices for the account of any Borrower or Guarantor (regardless of whether such balances are then due to such Borrower or Guarantor) and any other properties or assets at any time held or owing by that Lender or that holder to or for the credit or for the account of any Borrower or Guarantor against and on account of any of the Obligations that are not paid when due; provided that the Lender exercising such offset rights shall give notice thereof to the affected Credit Party promptly after exercising such rights.  Any Lender exercising a right of setoff or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Lenders or holders shall sell) such participations in each such other Lender’s or holder’s Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so offset or otherwise received with each other Lender or holder in accordance with their respective Pro Rata Shares (other than offset rights exercised by any Lender with respect to Section 1.13, 1.15 or 1.16).  Each Lender’s obligation under this Section 9.8 shall be in addition to and not in limitation of its obligations to purchase a participation in an amount equal to its Pro Rata Share of the Swing Line Loans under Section 1.1(c).  Each Credit Party that is a Borrower or Guarantor agrees, to the fullest extent permitted by law, that (a) any Lender may exercise its right to offset with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such amounts so offset to other Lenders and holders and (b) any Lender so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of offset, bankers’ lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Loans and the other Obligations in the amount of such participation.  Notwithstanding the foregoing, if all or any portion of the offset amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of offset, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.

9.9

Advances; Payments; Non-Funding Lenders; Information; Actions in Concert.

(a)

Advances; Payments.

(i)

Revolving Lenders shall refund or participate in the Swing Line Loan in accordance with clauses (iii) and (iv) of Section 1.1(c).  If the Swing Line Lender declines to make a Swing Line Loan or if Swing Line Availability is zero, Agent shall notify Revolving Lenders, promptly after receipt of a Notice of Revolving Credit Advance and in any event prior to 1:00 p.m. (New York time) on the date such Notice of Revolving Advance is received, by telecopy, telephone or other similar form of transmission.  Each Revolving Lender shall make the amount of such Lender’s Pro Rata Share of such Revolving Credit Advance available to Agent in same day funds by wire transfer to Agent’s account as set forth in Annex H not later than 3:00 p.m. (New York time) on the requested funding date, in the case of an Index Rate Loan, and not later than noon (New York time) on the requested funding date, in the case of a LIBOR Loan.  After receipt of such wire transfers (or, in Agent’s sole discretion, before receipt of such wire transfers), subject to the terms hereof, Agent shall make the requested Revolving

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Credit Advance to Borrower designated by Borrower Representative in the Notice of Revolving Credit Advance.  All payments by each Revolving Lender shall be made without setoff, counterclaim or deduction of any kind.

(ii)

Not less than once during each calendar week or more frequently at Agent’s election (each, a “Settlement Date”), Agent shall advise each Lender by telephone, or telecopy of the amount of such Lender’s Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to each applicable Loan.  Provided that each Lender has funded all payments or Advances required to be made by it and has purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of such Settlement Date, Agent shall pay to each Lender such Lender’s Pro Rata Share of principal, interest and Fees paid by Borrowers since the previous Settlement Date for the benefit of such Lender on the Loans held by it.  To the extent that any Lender (a “Non-Funding Lender”) has failed to fund all such payments and Advances or failed to fund the purchase of all such participations, Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender’s Pro Rata Share of all payments received from Borrowers.  Such payments shall be made by wire transfer to such Lender’s account (as specified by such Lender in Annex H or the applicable Assignment Agreement) not later than 2:00 p.m. (New York time) on the next Business Day following each Settlement Date.

(b)

Availability of Lender’s Pro Rata Share.  Agent may assume that each Revolving Lender will make its Pro Rata Share of each Revolving Credit Advance available to Agent on each funding date.  If such Pro Rata Share is not, in fact, paid to Agent by such Revolving Lender when due, Agent will be entitled to recover such amount on demand from such Revolving Lender without setoff, counterclaim or deduction of any kind.  If any Revolving Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent’s demand, Agent shall promptly notify Borrower Representative and Borrowers shall immediately repay such amount to Agent.  Nothing in this Section 9.9(b) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Agent to advance funds on behalf of any Revolving Lender or to relieve any Revolving Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrowers may have against any Revolving Lender as a result of any default by such Revolving Lender hereunder.  To the extent that Agent advances funds to any Borrower on behalf of any Revolving Lender and is not reimbursed therefor on the same Business Day as such Advance is made, Agent shall be entitled to retain for its account all interest accrued on such Advance until reimbursed by the applicable Revolving Lender.

(c)

Return of Payments.

(i)

If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrowers and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind.

(ii)

If Agent determines at any time that any amount received by Agent under this Agreement must be returned to any Borrower or paid to any other Person pursuant to

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any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent will not be required to distribute any portion thereof to any Lender.  In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to any Borrower or such other Person, without setoff, counterclaim or deduction of any kind.

(d)

Non-Funding Lenders.  The failure of any Non-Funding Lender to make any Advance or any payment required by it hereunder or to purchase any participation in any Swing Line Loan to be made or purchased by it on the date specified therefor shall not relieve any other Lender (each such other Revolving Lender, an “Other Lender”) of its obligations to make such Advance or purchase such participation on such date, but neither any Other Lender nor Agent shall be responsible for the failure of any Non-Funding Lender to make an Advance, purchase a participation or make any other payment required hereunder.  Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a “Lender” or a “Revolving Lender” (or be included in the calculation of “Requisite Lenders” or “Requisite Revolving Lenders” hereunder) for any voting or consent rights under or with respect to any Loan Document.  At Borrower Representative’s request, Agent, in Agent’s sole discretion (but without any obligation), or a Person reasonably acceptable to Agent shall have the right to purchase from any Non-Funding Lender, and each Non-Funding Lender agrees that it shall, at Borrower Representative’s request, sell and assign to Agent or such Person, as the case may be, all of the Commitments of that Non-Funding Lender for an amount equal to the principal balance of all Loans held by such Non-Funding Lender and all accrued interest and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

(e)

Dissemination of Information.  Agent shall use reasonable efforts to provide Lenders with any notice of Default or Event of Default received by Agent from, or delivered by Agent to, any Credit Party, with notice of any Event of Default of which Agent has actually become aware and with notice of any action taken by Agent following any Event of Default; provided, that Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Agent’s gross negligence or willful misconduct.

(f)

Actions in Concert.  Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including exercising any rights of setoff) without first obtaining the prior written consent of Agent and Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Agent or Requisite Lenders.

9.10

Quebec Security Documents.

(a)

For greater certainty, and without limiting the powers of Agent, or any other Person acting as an agent or mandatary for Agent hereunder or under any other Loan

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Documents, Borrowers, the Credit Parties and the Canadian Borrowing Base Guarantors hereby acknowledge that, for purposes of holding any hypothecs and security granted by any of Borrowers, Credit Parties or Canadian Borrowing Base Guarantors on property pursuant to the laws of the Province of Quebec to secure obligations of any of Borrowers, Credit Parties or the Canadian Borrowing Base Guarantors under any debenture or bond issued by any of Borrowers, Credit Parties or the Canadian Borrowing Base Guarantors, Agent shall be the holder of an irrevocable power of attorney (“fondé de pouvoir”) (within the meaning of the Civil Code of Quebec) for the Lenders, any L/C Issuer or any of their Affiliates, and in particular for all present and future holders of any such debenture or bond.  The Lenders, any L/C Issuer and any of their Affiliates hereby: (i) irrevocably constitute, to the extent necessary, Agent as the holder of an irrevocable power of attorney (“fondé de pouvoir”) (within the meaning of Article 2692 of the Civil Code of Quebec) in order to hold hypothecs and security granted by Borrowers, the Credit Parties and the Canadian Borrowing Base Guarantors on property pursuant to the laws of the Province of Quebec to secure the obligations of Borrowers, the Credit Parties and the Canadian Borrowing Base Guarantors under any debenture or bond issued by Borrowers, the Credit Parties and the Canadian Borrowing Base Guarantors; and (ii)  appoint and agree that Agent may act as the bondholder and mandatary (i.e. agent) with respect to any debenture or bond that may be issued by any of Borrowers, Credit Parties or Canadian Borrowing Base Guarantors and pledged in its favour from time to time.

(b)

Notwithstanding the provisions of Section 32 of An Act respecting the special powers of legal persons (Quebec), Agent may acquire and be the holder of any debenture or bond issued by any of Borrowers, Credit Parties or Canadian Borrowing Base Guarantors (i.e. the “fondé de pouvoir” may acquire and hold the first debenture or bond issued under any deed of hypothec by Borrowers, the Credit Parties or the Canadian Borrowing Base Guarantors).  The Borrowers, the Credit Parties and the Canadian Borrowing Base Guarantors hereby acknowledge that such debenture or bond constitutes a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Quebec.

(c)

The constitution of Agent as “fondé de pouvoir” and as bondholder and mandatary with respect to any bond that may be issued and pledged from time to time to Agent for the benefit of the Lenders, any L/C Issuer and any of their Affiliates, shall be deemed to have been ratified and confirmed by each Person accepting an assignment of, a participation in or an arrangement in respect of, all or any portion of an assignor’s rights and obligations under this Agreement by the execution of an assignment agreement, including an Assignment Agreement or other agreement pursuant to which it becomes such assignee or participant, and by each successor Agent by the execution of an Assignment Agreement or other agreement, or by the compliance with other formalities, as the case may be, pursuant to which it becomes a successor Agent under this Agreement.

(d)

Agent, acting as “fondé de pouvoir” for the benefit of the Lenders, any L/C Issuer and any of their Affiliates, shall have the same rights, powers and immunities as Agent as stipulated herein, including under this Section 9, which shall apply mutatis mutandis.  Without limitation, the provisions of Section 9.7 shall apply mutatis mutandis to the resignation and appointment of a successor Agent acting as “fondé de pouvoir”.

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(e)

Agent, acting as bondholder, shall have the same rights, powers and immunities as Agent as stipulated herein, including under this Section 9, which shall apply mutatis mutandis.  Without limitation, the provisions of Section 9.7 shall apply mutatis mutandis to the resignation and appointment of a successor Agent acting as bondholder and mandatary for the benefit of the Lenders, any L/C Issuer and any of their Affiliates.

10.

SUCCESSORS AND ASSIGNS

10.1

Successors and Assigns.  This Agreement and the other Loan Documents shall be binding on and shall inure to the benefit of each Credit Party, Agent, Lenders and their respective successors and permitted assigns (including, in the case of any Credit Party, a debtor-in-possession on behalf of such Credit Party), except as otherwise provided herein or therein.  No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents without the prior express written consent of Agent and Lenders.  Any such purported assignment, transfer, hypothecation or other conveyance by any Credit Party without the prior express written consent of Agent and Lenders shall be void.  A Lender may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents except in accordance with Section 9.1, and any other purported assignment, transfer, hypothecation or conveyance shall be void.  The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each Credit Party, Agent and Lenders with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement or any of the other Loan Documents.

11.

MISCELLANEOUS

11.1

Complete Agreement; Modification of Agreement.  The Loan Documents constitute the complete agreement between the parties with respect to the subject matter thereof and may not be modified, altered or amended except as set forth in Section 11.2.  Any letter of interest, commitment letter, fee letter or confidentiality agreement, if any, between any Credit Party and Agent or any Lender or any of their respective Affiliates, predating this Agreement and relating to a financing of substantially similar form, purpose or effect shall be superseded by this Agreement.  Notwithstanding the foregoing, the GE Capital Fee Letter and any market flex provisions contained in the final commitment letter between Agent and Borrower shall survive the execution and delivery of this Agreement and shall continue to be binding obligations of the parties.

11.2

Amendments and Waivers.

(a)

Except for actions expressly permitted to be taken by Agent, no amendment, modification, elimination or waiver of any provision of this Agreement or any other Loan Document, or any consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and Borrowers,

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and by Requisite Lenders, Requisite Revolving Lenders or all affected Lenders, as applicable.  Except as set forth in clauses (b) and (c) below, all such amendments, modifications, eliminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.

(b)

No amendment, modification, elimination or waiver of or consent with respect to any provision of this Agreement that increases the percentage advance rates set forth in the definition of the Borrowing Base (other than an increase to a previous level), or that makes less restrictive the nondiscretionary criteria for exclusion from Eligible Accounts, Eligible Inventory and Eligible Machinery-in-Process set forth in Sections 1.6, 1.7 and 1.7A (except to restore nondiscretionary criteria that previously were available) shall be effective unless the same shall be in writing and signed by Agent, Requisite Revolving Lenders and Borrowers.  No amendment, modification, elimination or waiver of or consent with respect to any provision of this Agreement that waives compliance with the conditions precedent set forth in Section 2.2 to the making of any Loan or the incurrence of any Letter of Credit Obligations shall be effective unless the same shall be in writing and signed by Agent, Requisite Revolving Lenders and Borrowers.  Notwithstanding anything contained in this Agreement to the contrary, no waiver or consent with respect to any Default or any Event of Default shall be effective for purposes of the conditions precedent to the making of Loans or the incurrence of Letter of Credit Obligations set forth in Section 2.2 unless the same shall be in writing and signed by Agent, Requisite Revolving Lenders and Borrowers.

(c)

No amendment, modification, elimination or waiver shall, unless in writing and signed by Agent and each Lender and L/C Issuer directly affected thereby: (i) increase the principal amount of any Lender’s Commitment (which action shall be deemed only to affect those Lenders whose Commitments are increased and may be approved by Requisite Lenders including those Lenders whose Commitments are increased); (ii) reduce the principal of, rate of interest on or Fees payable with respect to any Loan or Letter of Credit Obligations of any affected Lender; (iii) extend any scheduled payment date (other than payment dates of mandatory prepayments under Section 1.3(b)(ii)-(iv)) or final maturity date of the principal amount of any Loan of any affected Lender; (iv) waive, forgive, defer, extend or postpone any payment of interest or Fees as to any affected Lender; (v) except as otherwise permitted herein or in the other Loan Documents, release any Guarantor or release all or substantially all of the Collateral (which action shall be deemed to directly affect all Lenders and the L/C Issuer); (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that shall be required for Lenders or any of them to take any action hereunder; and (vii) amend or waive this Section 11.2 or the definitions of the terms “Requisite Lenders” or “Requisite Revolving Lenders” insofar as such definitions affect the substance of this Section 11.2.  Furthermore, no amendment, modification, elimination or waiver affecting the rights or duties of Agent or L/C Issuer, or of GE Capital in respect of any Swap Related Reimbursement Obligations, under this Agreement or any other Loan Document, including any increase in the L/C Sublimit or any release of any Guaranty or Collateral requiring a writing signed by all Lenders, shall be effective unless in writing and signed by Agent or L/C Issuer or GE Capital, as the case may be, in addition to Lenders required hereinabove to take such action.  Each amendment, modification, elimination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.  No amendment, modification, elimination or waiver shall be required for Agent to take

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additional Collateral pursuant to any Loan Document.  No amendment, modification, elimination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note.  No notice to or demand on any Credit Party in any case shall entitle such Credit Party or any other Credit Party to any other or further notice or demand in similar or other circumstances.  Any amendment, modification, elimination, waiver or consent effected in accordance with this Section 11.2 shall be binding upon each holder of the Notes at the time outstanding and each future holder of the Notes.

(d)

If, in connection with any proposed amendment, modification, waiver or elimination (a “Proposed Change”) requiring the consent of all affected Lenders, the consent of Requisite Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this clause (d) being referred to as a “Non-Consenting Lender”), then, so long as Agent is not a Non-Consenting Lender, at Borrower Representative’s request, Agent, in its sole discretion (but without any obligation), or a Person reasonably acceptable to Agent shall have the right to purchase from such Non-Consenting Lenders, and such Non-Consenting Lenders agree that they shall, upon Borrower Representative’s request, sell and assign to Agent or such Person, all of the Commitments of such Non-Consenting Lenders for an amount equal to the principal balance of all Loans held by the Non-Consenting Lenders and all accrued interest and Fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

(e)

Upon payment in full in cash and performance of all of the Obligations (other than indemnification and other contingent Obligations), termination of the Commitments and so long as no suits, actions, proceedings or claims are pending or threatened against any Indemnified Person asserting any damages, losses or liabilities that are Indemnified Liabilities, Agent shall deliver to Borrowers termination statements, mortgage releases and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.

11.3

Fees and Expenses.  Borrowers shall reimburse Agent and Lenders for all reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation and filing and/or recordation of the Loan Documents, the Interim Order, the Final Order and the Canadian Orders, and any other documents prepared in connection herewith or in connection with the Chapter 11 Case or the Canadian Proceedings, incurred in connection with:

(a)

the negotiation, preparation and filing and/or recordation of the Loan Documents, the Interim Order, the Final Order and the Canadian Orders, and any other documents prepared in connection herewith or in connection with the Chapter 11 Case, or the Canadian Proceedings and consummation of the transactions contemplated hereby and thereby;

(b)

any amendment, modification or waiver of, consent with respect to, or termination of, any of the Loan Documents or Related Transactions Documents or advice in connection with the syndication and administration of the Loans made pursuant hereto or its rights hereunder or thereunder;

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(c)

any litigation, contest, dispute, suit, proceeding or action in any way relating to the Collateral, any of the Loan Documents or any other agreement to be executed or delivered in connection herewith or therewith, including any such litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the Loans during the pendency of one or more Events of Default; provided, that no Person shall be entitled to reimbursement under this clause (b) in respect of any litigation, contest, dispute, suit, proceeding or action to the extent any of the foregoing results from such Person’s gross negligence or willful misconduct;

(d)

any attempt to enforce any remedies of Agent against any or all of the Credit Parties or any other Person that may be obligated to Agent or any Lender by virtue of any of the Loan Documents, including any such attempt to enforce any such remedies in the course of any work-out or restructuring of the Loans during the pendency of one or more Events of Default;;

(e)

any workout or restructuring of the Loans during the pendency of one or more Events of Default;

(f)

all of the reasonable out-of-pocket fees and expenses of the Advisors in connection with the preparation, reproduction, delivery and review of pleadings, documents and reports related to the Chapter 11 Case and the Canadian Proceedings and any subsequent case under Chapter 7 of the Bankruptcy Code or any Canadian Liquidation, attendance at meetings, court hearings or conferences related to the Chapter 11 Case, Canadian Proceedings, and any subsequent case under Chapter 7 of the Bankruptcy Code or any Canadian Liquidation, and general monitoring of the Chapter 11 Case and Canadian Proceedings and any subsequent case under Chapter 7 of the Bankruptcy Code or any Canadian Liquidation; and

(g)

efforts to (i) monitor the Loans or any of the other Obligations, (ii) evaluate, observe or assess any of the Credit Parties or their respective affairs, and (iii) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral; provided that only one Inventory appraisal per fiscal year shall be reimbursed (unless an Event of Default shall have occurred and be continuing at the time of any additional Inventory appraisal);

including, as to each of clauses (a) through (g) above, all reasonable out-of-pocket attorneys’ and other professional and service providers’ fees arising from such services and other advice, assistance or other representation, including those in connection with any appellate proceedings, and all reasonable expenses, costs, charges and other fees incurred by such counsel and others in connection with or relating to any of the events or actions described in this Section 11.3, all of which shall be payable on the Closing Date (in the case of clause (a))and otherwise within 10 Business Days of receipt by Borrower Representative of a written request therefor documenting such expense.  Without limiting the generality of the foregoing, such out-of-pocket expenses, costs, charges and fees may include to the extent reasonable:  fees and reasonable out-of-pocket costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants (financial or otherwise) and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long

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distance telephone charges; air express charges; telegram or telecopy charges; secretarial overtime charges; and reasonable expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

11.4

No Waiver.  Agent’s or any Lender’s failure, at any time or times, to require strict performance by the Credit Parties of any provision of this Agreement or any other Loan Document shall not waive, affect or diminish any right of Agent or such Lender thereafter to demand strict compliance and performance herewith or therewith.  Any suspension or waiver of an Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether the same or of a different type.  Subject to the provisions of Section 11.2, none of the undertakings, agreements, warranties, covenants and representations of any Credit Party contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by any Credit Party shall be deemed to have been suspended or waived by Agent or any Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Agent and the applicable required Lenders, and directed to Borrowers specifying such suspension or waiver.

11.5

Remedies.  Agent’s and Lenders’ rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that Agent or any Lender may have under any other agreement, including the other Loan Documents, by operation of law or otherwise.  Recourse to the Collateral shall not be required.

11.6

Severability.  Wherever possible, each provision of this Agreement and the other Loan Documents shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement or any other Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement or such other Loan Document.

11.7

Conflict of Terms.  Except as otherwise provided in this Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement conflicts with any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

11.8

Confidentiality.  Agent and each Lender agree to use commercially reasonable efforts (equivalent to the efforts Agent or such Lender applies to maintaining the confidentiality of its own confidential information) to maintain as confidential all information provided to them by the Credit Parties and, with respect to information provided after the Closing Date, designated as confidential for a period of two (2) years following the termination of this Agreement, except that Agent and any Lender may disclose such information (a) to Persons employed or engaged by Agent or such Lender on a confidential and need-to-know basis; (b) to any bona fide assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 11.8 (and any such bona fide assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any Governmental Authority having jurisdiction over Agent and such Lender or

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compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of Agent’s or such Lender’s counsel, is required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any litigation to which Agent or such Lender is a party; or (f) that becomes publicly available through no fault of Agent or any Lender.

11.9

GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA (INCLUDING THE BANKRUPTCY CODE).  EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE BANKRUPTCY COURT SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, THE LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THE BANKRUPTCY COURT MAY HAVE TO BE HEARD BY A COURT OTHER THAN THE BANKRUPTCY COURT; PROVIDED FURTHER,  THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT.  EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

11.10

Notices.

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(a)

Addresses.  All notices, demands, requests, directions and other communications required or expressly authorized to be made by this Agreement shall, whether or not specified to be in writing but unless otherwise expressly specified to be given by any other means, be given in writing and (i) addressed to (A) the party to be notified and sent to the address or facsimile number indicated in Annex I, or (B) otherwise to the party to be notified at its address specified on the signature page of any applicable Assignment Agreement, (ii) posted to Intralinks® (to the extent such system is available and set up by or at the direction of Agent prior to posting) in an appropriate location by uploading such notice, demand, request, direction or other communication to www.intralinks.com, faxing it to 866-545-6600 with an appropriate bar-coded fax coversheet or using such other means of posting to Intralinks® as may be available and reasonably acceptable to Agent prior to such posting, (iii) posted to any other E-System set up by or at the direction of Agent in an appropriate location or (iv) addressed to such other address as shall be notified in writing (A) in the case of Borrower Representative, Agent and Swing Line Lender, to the other parties hereto and (B) in the case of all other parties, to Borrower Representative and Agent.  Transmission by electronic mail (including E-Fax, even if transmitted to the fax numbers set forth in clause (i) above) shall not be sufficient or effective to transmit any such notice under this clause (a) unless such transmission is an available means to post to any E-System.

(b)

Effectiveness.  All communications described in clause (a) above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by overnight courier service, one Business Day after delivery to such courier service, (iii) if delivered by mail, when deposited in the mails, (iv) if delivered by facsimile (other than to post to an E-System pursuant to clause (a)(ii) or (a)(iii) above), upon sender’s receipt of confirmation of proper transmission, and (v) if delivered by posting to any E-System, on the later of the date of such posting in an appropriate location and the date access to such posting is given to the recipient thereof in accordance with the standard procedures applicable to such E-System.  Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower Representative or Agent) designated in Annex I to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.  The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

11.11

Section Titles.  The Section titles and Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

11.12

Counterparts.  This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

11.13

WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL

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LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, LENDERS AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

11.14

Press Releases and Related Matters.  Each Credit Party executing this Agreement agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of GE Capital or its affiliates or referring to this Agreement, the other Loan Documents or the Related Transactions Documents without at least two (2) Business Days’ prior notice to GE Capital and without the prior written consent of GE Capital (such consent not to be unreasonably withheld or delayed) unless (and only to the extent that) such Credit Party or Affiliate is required to do so under law or the requirements of any securities exchange and then, in any event, such Credit Party or Affiliate will consult with GE Capital before issuing such press release or other public disclosure.  With at least two (2) Business Days’ prior notice to Borrower Representative and subject to Borrower Representative’s prior written consent (such consent not to be unreasonably withheld or delayed), Agent or any Lender may publish advertising materials relating to the financing transactions contemplated by this Agreement using Borrowers’ name, product photographs, logo or trademark.  Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

11.15

Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Credit Party for liquidation or reorganization, should any Credit Party become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Credit Party’s assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11.16

Advice of Counsel.  Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Sections 11.9 and 11.13, with its counsel.

11.17

No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or

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interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

11.18

Obligations Absolute.  To the fullest permitted by applicable law, all obligations of the Credit Parties hereunder shall be absolute and unconditional irrespective of:

(a)

any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Credit Party;

(b)

any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto against any other Credit Party;

(c)

any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto;

(d)

any exchange, release or non-perfection of any other Collateral, or any release or amendment or wavier of or consent to any departure from any guarantee, for all or any of the Obligations;

(e)

any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect hereof or any Loan Document; or

(f)

any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Credit Parties (other than payment in full).

11.19

Parties Including Trustees; Bankruptcy Court Proceedings.  This Agreement, the other Loan Documents, and all Liens and other rights and privileges created hereby or pursuant hereto or to any other Loan Document shall be binding upon each Credit Party, the bankruptcy estate of each Credit Party, and any trustee, Canadian Liquidator, other bankruptcy estate representative or any successor in interest of any Credit Party in the Chapter 11 Case or the Canadian Proceedings or any subsequent case commenced under Chapter 7 of the Bankruptcy Code or any Canadian Liquidation, and shall not be subject to Section 365 of the Bankruptcy Code.  The Liens created by this Agreement and the other Loan Documents shall be and remain valid and perfected in the event of the substantive consolidation or conversion of the Chapter 11 Case or any other bankruptcy case of any Credit Party to a case under Chapter 7 of the Bankruptcy Code or commencement of a Canadian Liquidation in the event of dismissal of the Chapter 11 Case or the Canadian Proceedings or the release of any Collateral from the jurisdiction of the Bankruptcy Court or the Canadian Court, as applicable, for any reason, without the necessity that Agent files financing statements or otherwise perfect its Liens under applicable law.

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12.

CROSS-GUARANTY

12.1

Cross-Guaranty.  Each Borrower hereby agrees that such Borrower is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to Agent and Lenders and their respective successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and  performance of, all Obligations owed or hereafter owing to Agent and Lenders by each other Borrower.  Each Borrower agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, that its obligations under this Section 12 shall not be discharged until payment and performance, in full, of the Obligations has occurred, and that its obligations under this Section 12 shall be absolute and unconditional, irrespective of, and unaffected by,

(a)

the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party;

(b)

the absence of any action to enforce this Agreement (including this Section 12) or any other Loan Document or the waiver or consent by Agent and Lenders with respect to any of the provisions thereof;

(c)

the existence, value or condition of, or failure to perfect its Lien against, any security for the Obligations or any action, or the absence of any action, by Agent and Lenders in respect thereof (including the release of any such security);

(d)

the insolvency of any Credit Party; or

(e)

any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

Each Borrower shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations guaranteed hereunder.

12.2

Waivers by Borrowers.  To the extent permitted by law, each Borrower expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Agent or Lenders to marshal assets or to proceed in respect of the Obligations guaranteed hereunder against any other Credit Party, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Borrower.  It is agreed among each Borrower, Agent and Lenders that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section 12 and such waivers, Agent and Lenders would decline to enter into this Agreement.

12.3

Benefit of Guaranty.  Each Borrower agrees that the provisions of this Section 12 are for the benefit of Agent and Lenders and their respective successors and permitted assigns, and nothing herein contained shall impair, as between any other Borrower and Agent or Lenders, the obligations of such other Borrower under the Loan Documents.

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12.4

Subrogation, Etc.  Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, and except as set forth in Section 12.7, to the extent permitted by applicable law, each Borrower hereby expressly and irrevocably agrees that it shall not exercise any of its rights at law or in equity to subrogation, reimbursement,  exoneration, contribution, indemnification or set off and waives any and all defenses available to a surety, guarantor or accommodation co-obligor.  Each Borrower acknowledges and agrees that this waiver is intended to benefit Agent and Lenders and shall not limit or otherwise affect such Borrower’s liability hereunder or the enforceability of this Section 12, and that Agent, Lenders and their respective successors and permitted assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 12.4.

12.5

Election of Remedies.  If Agent or any Lender may, under applicable law, proceed to realize its benefits under any of the Loan Documents giving Agent or such Lender a Lien upon any Collateral, whether owned by any Borrower or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, Agent or any Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 12.  If, in the exercise of any of its rights and remedies, Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower or any other Person, whether because of any applicable laws pertaining to “election of remedies” or the like, each Borrower hereby consents to such action by Agent or such Lender and, to the extent permitted by law, waives any claim based upon such action, even if such action by Agent or such Lender shall result in a full or partial loss of any rights of subrogation that each Borrower might otherwise have had but for such action by Agent or such Lender.  Any election of remedies that results in the denial or impairment of the right of Agent or any Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower’s obligation to pay the full amount of the Obligations.  In the event Agent or any Lender shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or the Loan Documents, Agent or such Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by Agent or such Lender but shall be credited against the Obligations.  The amount of the successful bid at any such sale, whether Agent, Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the  Obligations guaranteed under this Section 12, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

12.6

Limitation.  Notwithstanding any provision herein contained to the contrary, each Borrower’s liability under this Section 12 (which liability is in any event in addition to amounts for which such Borrower is primarily liable under Section 1) shall be limited to an amount not to exceed as of any date of determination the greater of:

(a)

the net amount of all Loans advanced to any other Borrower under this Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower; and

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(b)

the amount that could be claimed by Agent and Lenders from such Borrower under this Section 12 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Borrower’s right of contribution and indemnification from each other Borrower under Section 12.7.

12.7

Contribution with Respect to Guaranty Obligations.

(a)

To the extent that any Borrower shall make a payment under this Section 12 of all or any of the Obligations (other than Loans made to that Borrower for which it is primarily liable) (a “Guarantor Payment”) that, taking into account all other Guarantor Payments then previously or concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Borrower’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of Borrowers as determined immediately prior to the making of such Guarantor Payment, then, following payment in full in cash of the Obligations (other than contingent Obligations) and termination of the Commitments, such Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b)

As of any date of determination, the “Allocable Amount” of any Borrower shall be equal to the maximum amount of the claim that could then be recovered from such Borrower under this Section 12 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

(c)

This Section 12.7 is intended only to define the relative rights of Borrowers and nothing set forth in this Section 12.7 is intended to or shall impair the obligations of Borrowers,  jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 12.1.  Nothing contained in this Section 12.7 shall limit the liability of any Borrower to pay the Loans made directly or indirectly to that Borrower and accrued interest, Fees and expenses with respect thereto for which such Borrower shall be primarily liable.

(d)

The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of Borrower to which such contribution and indemnification is owing.

(e)

The rights of the indemnifying Borrowers against other Credit Parties under this Section 12.7 shall be exercisable upon the full payment in cash of the Obligations and the termination of the Commitments.

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12.8

Liability Cumulative.  The liability of Borrowers under this Section 12 is in addition to and shall be cumulative with all liabilities of each Borrower to Agent and Lenders under this Agreement and the other Loan Documents to which such Borrower is a party or in respect of any Obligations or obligation of the other Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

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ANNEX A (Recitals)

to

CREDIT AGREEMENT

DEFINITIONS

Capitalized terms used in the Loan Documents shall have (unless otherwise provided elsewhere in the Loan Documents) the following respective meanings, and all references to Sections, Exhibits, Schedules or Annexes in the following definitions shall refer to Sections, Exhibits, Schedules or Annexes of or to the Agreement:

“ABL Priority Collateral” means, individually and collectively as the context may require, (i) “ABL Priority Collateral” as defined in the Senior Secured Notes Intercreditor Agreement and (ii) “DIP ABL Priority Collateral” as defined in the DIP Intercreditor Agreement.

 “Account Debtor” means any Person obligated to any Credit Party under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

“Accounting Changes” has the meaning ascribed thereto in Annex G.

“Accounts” means all “accounts,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, or Instruments), (including any such obligations that may be characterized as an account or contract right under the Code), (b) all of each Credit Party’s rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Credit Party’s rights to any goods represented by any of the foregoing (including unpaid sellers’ rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to any Credit Party for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Credit Party or in connection with any other transaction (whether or not yet earned by performance on the part of such Credit Party) and (e) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

“Administration Charge” means a court-ordered charge in favor of (i) RSM Richter Inc., in its capacity as information officer, (ii) counsel to the information officer and (iii) counsel to the Credit Parties, in the amount of Cdn.$150,000, granted pursuant to the DIP Recognition Order.

“Advance” means any Revolving Credit Advance or Swing Line Advance, as the context may require.

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“Advisors” means outside legal counsel (including local counsel), auditors, accountants, consultants, appraisers or other advisors of Agent and the Lenders.

“Affiliate” means, with respect to any Person, (a) each Person that directly or indirectly controls, is controlled by or is under common control with such Person and (b) each of such Person’s officers, directors, joint venturers and partners.  For the purposes of this definition, “control” of a Person shall mean the possession, directly or indirectly, of the power to either (i) direct or cause the direction of its management and policies, whether through the ownership of voting securities, by contract or otherwise or (ii) to vote 10% or more of the Stock having ordinary voting power for the election of directors of such Person; provided, however, that Agent and each Lender shall not be considered an “Affiliate” of any Credit Party.

“Agent” means GE Capital in its capacity as Agent for Lenders or its successor appointed pursuant to Section 9.7.

“Agreement” means the Credit Agreement by and among Borrowers, the other Credit Parties party thereto, GE Capital, as Agent and Lender and the other Lenders from time to time party thereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Anti-Terrorism Laws” means any anti-terrorism or money laundering Laws, including, without limitation, the Anti-Terrorism Order, the USA PATRIOT Act, the Laws comprising or implementing the U.S. Bank Secrecy Act and the Laws administered by OFAC.

“Anti-Terrorism Order” means Executive Order No. 13,224 of September 23, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49079 (2001), as amended.

“Appendices” has the meaning ascribed to it in the recitals to the Agreement.

“Applicable L/C Margin” means the per annum fee, from time to time in effect, payable with respect to outstanding Letter of Credit Obligations as determined by reference to Section 1.5(a).

“Applicable Margins” means collectively the Applicable L/C Margin, the Applicable Unused Line Fee Margin, the Applicable Revolver Index Margin, and the Applicable Revolver LIBOR Margin.

“Applicable Revolver Index Margin” means the per annum interest rate margin from time to time in effect and payable in addition to the Index Rate applicable to the Revolving Loan, as determined by reference to Section 1.5(a).

“Applicable Revolver LIBOR Margin” means the per annum interest rate from time to time in effect and payable in addition to the LIBOR Rate applicable to the Revolving Loan, as determined by reference to Section 1.5(a).

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“Applicable Unused Line Fee Margin” means the per annum fee, from time to time in effect, payable in respect of Borrowers’ non-use of committed funds pursuant to Section 1.9(b), which fee is determined by reference to Section 1.5(a).

“Assignment Agreement” has the meaning ascribed to it in Section 9.1(a).

“Authorized Officer” means, with respect to any Person, the chief executive officer, the chief financial officer, the president, any executive vice president, the treasurer, any assistant treasurer, any vice president, the secretary or the general counsel of such Person.

“Availability Reserve” means an amount equal to (a) $5,000,000 at all times prior to $25,000,000 of the commitments under the DIP Term Loan Agreement being funded to Borrowers and utilized by Borrowers to repay outstanding amounts owing by any Credit Party under the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith (other than reimbursement obligations due with respect to the Existing Letters of Credit), to fund working capital requirements and/or for general corporate purposes of Borrowers and their Subsidiaries, or (b) $2,500,000 at all times thereafter.

“Avoidance Actions” shall mean any and all claims or causes of action arising under Chapter 5 (other than Section 506(c)) or Section 724(a) of the Bankruptcy Code to avoid transfers, preserve or transfer liens or otherwise recover property of the estate. “Avoidance Actions” do not include claims or causes of action pursuant to Section 549 of the Bankruptcy Code and the proceeds thereof, to the extent the transfer avoided was of an asset otherwise constituting Collateral (as defined in the Pre-Petition Credit Agreement) or the Collateral.

“Bailee’s Letter” means a letter in form and substance reasonably acceptable to Agent and executed by any Person (other than a Credit Party) that is in possession of any Collateral on behalf of such Credit Party pursuant to which such Person acknowledges the Lien of Agent for the benefit of Agent and the Lenders with respect thereto.

“Bankruptcy Code” has the meaning ascribed to such term in the recitals hereto.

“Bankruptcy Court” has the meaning ascribed to such term in the recitals hereto.

“BIA” means the Bankruptcy and Insolvency Act (Canada), R.S.C. 1985, c. B-3, as may be amended from time to time.

 “Blocked Accounts” has the meaning ascribed to it in Annex C.

“Blocked Person” means any Person: (i) listed in the annex to, or is otherwise subject to the provisions of, the Anti-Terrorism Order; (ii) owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Anti-Terrorism Order; (iii) with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any United States Anti-Terrorism Law; (iv) that commits, threatens or conspires to commit or supports “terrorism” as defined in the Anti-Terrorism Order; (v) that is named as a “specially designated national” or “blocked person” on the most current OFAC List or other similar list; or (vi) located in an “embargoed country” or a “restricted

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country” as determined pursuant to GE Capital’s internal policies with respect to Persons that are in the same or similar businesses to that of the Credit Parties and their Subsidiaries.  Upon the reasonable request of Parent, GE Capital shall provide Parent with any changes to the list or “embargoed countries” or “restricted countries” that have occurred after the Closing Date.

“Board of Directors” means, with respect to any Person, the board of directors (or comparable managers) of such Person or any committee thereof duly authorized to act on behalf of the board.

“Book Value” means, with respect to any Inventory of any Person, the lower of (i) cost (as reflected in the general ledger of such Person in accordance with GAAP) and (ii) market value, in each case, determined in accordance with GAAP calculated on a first-in, first-out basis.

“Borrower Parties” means, individually or collectively, each of Borrowers and Canadian Borrowing Base Guarantors.

 “Borrower Representative” means Milacron Inc. in its capacity as Borrower Representative pursuant to the provisions of Section 1.1(d).

“Borrowers” and “Borrower” have the respective meanings ascribed thereto in the preamble to the Agreement.

“Borrowing Availability” means as of any date of determination, the lesser of (i) the Maximum Amount and (ii) the sum of the Borrowing Base, in each case, less (a) the sum of the Revolving Loan then outstanding, (b) amounts owing, if any, by any Credit Party under the Pre-Petition Credit Agreement or any of the loan documents or instruments entered into in connection therewith (other than reimbursement obligations due with respect to the Existing Letters of Credit), and (c) without duplication, any Reserves established by Agent at such time including, without limitation, the Availability Reserve and the Carve-Out Reserve; provided, however, until the entry of the Final Order, Borrowing Availability shall be limited as set forth in the Interim Order.

“Borrowing Base” means, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of:

(a)

85% of the Book Value of Borrower Parties’ Eligible Accounts;

(b)

the lesser of (a)  60% of Borrower Parties’ Eligible Inventory (other than Machinery-in-Process) valued at the lower of cost (determined on a first-in, first-out basis) or market or (b) 85% of the NOLV of Borrower Parties’ Eligible Inventory (other than Machinery-in-Process); and

(c)

the lesser of (a) 60% of the Eligible Machinery-in-Process valued at the lower of cost (determined on a first-in, first-out basis) or market or (b) 85% of the greatest of (1) the appraised build-out value for such Eligible Machinery-in-Process, (2) the appraised scrap value for such Eligible Machinery-in-Process or (3) another value reasonably acceptable to

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Agent (in each scenario, the value of such Eligible Machinery-in-Process to be supported by an appraisal in form and substance reasonably satisfactory to Agent);

in each case, without duplication, less any Reserves established by Agent at such time including, without limitation, the Availability Reserve, the Carve-Out Reserve and any Reserve for Prior Claims.

 “Borrowing Base Certificate” means a certificate to be executed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower Representative and delivered from time to time substantially in the form attached to the Agreement as Exhibit 4.1(b).

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York and in reference to LIBOR Loans shall mean any such day that is also a LIBOR Business Day.

“Business Trade Secrets” has the meaning specified therefor in Section 3.22.

“Canadian Benefit Plans” means all material employee benefit plans of any nature or kind whatsoever that are not Canadian Pension Plans and are maintained or contributed to by any Credit Party having employees in Canada.

“Canadian Borrowing Base Guarantor” means any wholly-owned Canadian Subsidiary of Parent (a) which is able to prepare all collateral reports in a comparable manner to Borrowers’ reporting procedures; (b) which has granted to Agent a first priority perfected Lien (subject to Permitted Liens, the Carve-Out Amount and other Liens acceptable to Agent) on all or substantially all of its personal property constituting ABL Priority Collateral to secure payment and performance of the Obligations; (c) with respect to which Agent has received all customary opinions, Code, Personal Property Security Act and Register of Personal and Moveable Real Rights (Quebec) search reports, certificates and other documents reasonably requested by Agent and such joinder agreements to this Agreement, guaranties, contribution and set-off agreements and such security agreements, pledge agreements, account control agreements and other Loan Documents reasonably requested by Agent in form and substance reasonably satisfactory to Agent; (d) whose outstanding equity interests are subject to a first priority pledge (or, prior to the Discharge of Term Obligations, a second priority pledge) in favor of Agent to secure payment and performance of the Obligations; and (e) with respect to which Agent has received and approved, in its Permitted Discretion, a collateral audit conducted by its personnel or an independent audit firm designated by Agent.  As of the Closing Date, the Canadian Borrowing Base Guarantors consist of Milacron Canada Ltd.

 “Canadian Collateral Documents” means the Canadian Security Agreements executed by the applicable Canadian Borrowing Base Guarantors and all similar agreements entered into by one or more of the Canadian Borrowing Base Guarantors guaranteeing payment of, or granting a Lien upon property as security for payment of, the Obligations.

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“Canadian Court” means the Ontario Superior Court of Justice (Commercial List), or such other court of competent jurisdiction in Canada administering the Canadian Proceedings or any Canadian Liquidation.

“Canadian Dollars” and “Cdn.$” means lawful currency of Canada.

  “Canadian Guaranty” means the Guaranty of even date herewith executed by the Canadian Borrowing Base Guarantors in favor of Agent, on behalf of itself and Lenders.

 “Canadian Information Officer” means RSM Richter Inc., the information officer appointed by the Canadian Court in the Canadian Proceedings.

“Canadian Liquidation” means any bankruptcy, liquidation or other proceedings commenced by any of the Canadian Borrowing Base Guarantors pursuant to the BIA, or the appointment of any receiver, interim receiver, receiver and manager, custodian or similar official over any of property or assets of any of the Canadian Borrowing Base Guarantors, or any offer, auction, sales process or sale of the business of the Canadian Borrowing Base Guarantors pursuant to the BIA, the CCAA or otherwise for the purposes of liquidating the business.

“Canadian Liquidator” means any trustee in bankruptcy, receiver, interim receiver, receiver and manager, custodian or similar official appointed by the Canadian Court in a Canadian Liquidation.

“Canadian Orders” means the Chapter 11 Recognition Order, the DIP Recognition Order, the Final DIP Recognition Order and any other orders made by the Canadian Court in the Canadian Proceedings from time to time.

“Canadian Pension Plans” means each plan which is a “registered pension plan” (as defined in Section 248(1) of the ITA) in Canada established, maintained or contributed to by any Credit Party for its employees or former employees and shall not mean the Canadian Pension Plan that is maintained by the Government of Canada.

 “Canadian Priority Payables” means, at any time, with respect to the Canadian Borrowing Base Guarantors, the aggregate amount of such debts, liabilities and obligations payable by the Canadian Borrowing Base Guarantors to any other Person or any Governmental Authority which is secured by a Lien in favor of such other Person or Governmental Authority or which arises by operation of applicable law that would or could potentially rank in priority or on parity with the Liens created by the Security Agreement or any of the Canadian Orders.

“Canadian Proceedings” means the recognition proceedings commenced by the Canadian Borrowing Base Guarantors in the Canadian Court to recognize the Chapter 11 Case pursuant to Section 18.6 of the CCAA.

“Canadian Security Agreements” means, individually or collectively, as the context may require, the (i) the Security Agreement of even date herewith entered into by and among Agent, on behalf of itself and Lenders, and each Canadian Borrowing Base Guarantor that is a signatory thereto, and (ii) the Quebec Security Documents.

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“Canadian Subsidiary” means any Subsidiary of a Credit Party that is created or organized under the laws of Canada or a Province or territory of Canada.

“Capital Expenditures” means, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto that are required to be capitalized under GAAP other than any such expenditure to the extent made with the proceeds of any sale of fixed or capital assets, so long as such proceeds are applied within one year of such sale and other than expenditures made from insurance proceeds or condemnation awards.

“Capital Lease” means, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

“Capital Lease Obligation” means, with respect to any Capital Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

“Carve-Out Amount” shall have the meaning as set forth in Section 1.18.

“Carve-Out Expenses” shall have the meaning as set forth in Section 1.18.

“Carve-Out Reserve” means a Reserve in an amount equal to the Carve-Out Amount.

“Cash Collateral Account” has the meaning ascribed to it Annex B.

“Cash Management Systems” has the meaning ascribed to it in Section 1.8.

“CCAA” means the Companies’ Creditors Arrangement Act, R.S.C. 1985, c.C-36, as may be amended from time to time.

 “Change of Control” means any of the following:  (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934,) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934,) of 49% or more of the issued and outstanding shares of capital Stock of Parent having the right to vote for the election of directors of Parent  under ordinary circumstances; or (b) during any period of twenty-four consecutive calendar months, individuals who at the beginning of such period constituted the Board of Directors of Parent  (together with any new directors whose election by the Board of Directors of Parent or whose nomination for election by the Stockholders of Parent was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office.

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“Chapter 11 Case” shall have the meaning assigned to such term in the recitals hereto.

“Chapter 11 Recognition Order”  means an order of the Canadian Court in the Canadian Proceedings under Section 18.6 of the CCAA, which order shall be reasonably satisfactory in form and substance to Agent and the Requisite Lenders, together with all extensions, modifications and amendments thereto, in form and substance satisfactory to Agent and the Requisite Lenders, which, among other matters but not by way of limitation, recognizes the Chapter 11 Case, grants an ancillary stay of proceedings against the Canadian Borrowing Base Guarantors, and provides that Agent shall not be subject to the stay of proceedings granted in the Canadian Proceedings until a further order is made by the Canadian Court in the Canadian Proceedings.

 “Charges” means all federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of any Credit Party, (d) any Credit Party’s ownership or use of any properties or other assets, or (e) any other aspect of any Credit Party’s business.

“Chattel Paper” means any “chattel paper,” as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Credit Party.

“China JV” means Milacron Plastics Machinery (Jiangyin) Co. LTD, a limited liability company and an enterprise legal person under the laws of China, a joint venture between Jiangnan Mould & Plastic Technology Co., LTD.  (30%) and Milacron Plastics Technologies Group Inc. (70%) for the purpose of research, development, design and manufacturing of plastics processing machinery and supplies, molds for non-metallic articles, dies for motor vehicles, and jigs, sale of self-manufactured products and provision of related technical services.

“Closing Checklist” means the schedule, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Agreement, the other Loan Documents and the transactions contemplated thereunder, substantially in the form attached hereto as Annex D.

“Closing Date” means March 11, 2009.

 “Code” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s or any Lender’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction

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solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“Collateral” means the property covered by the Security Agreement, the Pledge Agreement, the Mortgages and the other Collateral Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Agent, on behalf of itself and Lenders, to secure the Obligations, in each case subject to the terms of the Financing Orders or any other order of the Bankruptcy Court in the Chapter 11 Case or the Canadian Court in the Canadian Proceedings; provided, however, that “Collateral” shall not include any Avoidance Actions until the entry to the Final Order, at which time “Collateral” shall include any Avoidance Actions as provided in the Final Order.

“Collateral Documents” means the Security Agreement, the Pledge Agreement, the Mortgages, the Canadian Collateral Documents, and any Patent Security Agreements, Trademark Security Agreements, and Copyright Security Agreements, in each case executed by the applicable Credit Party and/or Canadian Borrowing Base Guarantor, and all similar agreements entered into guaranteeing payment of, or granting a Lien upon property as security for payment of, the Obligations.

“Collateral Reports” means the reports with respect to the Collateral referred to in Annex F.

“Collection Account” means that certain account of Agent, account number  502-328-54 in the name of Agent at DeutscheBank Trust Company Americas in New York, New York ABA No. 021 001 033, or such other account as may be specified in writing by Agent as the “Collection Account”.

“Commitment Termination Date” means the earliest of (a) September 11, 2009, (b) the date of termination of Lenders’ obligations to make Advances and to incur Letter of Credit Obligations or permit existing Loans to remain outstanding pursuant to Section 8.2(b), (c) the closing date of a sale pursuant to Section 363 of the Bankruptcy Code of all or substantially all of the Debtors’ assets, (d) the effective date of a confirmed plan of reorganization for Borrowers in any case commenced pursuant to Chapter 11 of the Bankruptcy Code or the effective date of a sanctioned plan of compromise and arrangement in any case commenced by any Canadian Borrowing Base Guarantor pursuant to the CCAA, (e) the date of a conversion pursuant to Chapter 7 of the Bankruptcy Code of any case in respect of Borrowers commenced pursuant to Chapter 11 of the Bankruptcy Code or the date any Canadian Liquidation is commenced (unless consented to by Agent and the Requisite Lenders), (f) the date of prepayment in full in cash by Borrowers of the Loans and the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations pursuant to Annex B, and the permanent reduction of all Commitments to zero dollars ($0) and (g) the date on which all of the obligations in respect of the DIP Term Loan Agreement mature or terminate.

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“Commitments” means (a) as to any Lender, the aggregate of such Lender’s  Revolving Loan Commitment (including without duplication the Swing Line Lender’s Swing Line Commitment as a subset of its Revolving Loan Commitment) as set forth on Annex J or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders’ Revolving Loan Commitments (including without duplication the Swing Line Lender’s Swing Line Commitment as a subset of its Revolving Loan Commitment), which aggregate commitment shall be Fifty-Five Million Dollars ($55,000,000.00) on the Closing Date, as to each of clauses (a) and (b), as such Commitments may be reduced, amortized or adjusted from time to time in accordance with the Agreement.

“Committee” means the official committee of unsecured creditors formed in the Chapter 11 Case.

“Compliance Certificate” has the meaning ascribed to it in Annex E.

“Concentration Accounts” has the meaning ascribed to it in Annex C.

“Continental Plants” means Continental Plants Valuation Services, LLC.

“Contingent Obligation” means, with respect to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the ”primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include any product warranties extended in the ordinary course of business.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

“Contracts” means all “contracts,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, in any event, including all contracts,

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undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Credit Party may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

“Control Letter” means a letter agreement between Agent and (i) the issuer of uncertificated securities with respect to uncertificated securities in the name of any Credit Party, (ii) a securities intermediary with respect to securities, whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of any Credit Party, (iii) a futures commission merchant or clearing house, as applicable, with respect to commodity accounts and commodity contracts held by any Credit Party, whereby, among other things, the issuer, securities intermediary or futures commission merchant limits any security interest in the applicable financial assets in a manner reasonably satisfactory to Agent, acknowledges the Lien of Agent, on behalf of itself and Lenders, on such financial assets, and agrees to follow the instructions or entitlement orders of Agent without further consent by the affected Credit Party.

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II to the Security Agreement).

“Copyright Security Agreement” means a Copyright Security Agreement made in favor of Agent, on behalf of itself and Lenders, by each applicable Grantor.

“Copyrights” means, with respect to each Grantor, all of such Grantor’s domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule II to the Security Agreement), all applications for registration, registrations and recordings of ownership thereof (including, without limitation, applications, registrations and recordings of ownership in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all extensions, restorations or renewals thereof.

“Credit Parties” means each Borrower and each Guarantor.

“Debtors” has the meaning ascribed to it in the recitals hereto.

“Default” means any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

“Default Rate” has the meaning ascribed to it in Section 1.5(d).

“Deposit Accounts” means all “deposit accounts” as such term is defined in the Code, now or hereafter held in the name of any Credit Party.

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“DIP Budget” means the Interim DIP Budget together with the Final DIP Budget.

“DIP Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of March 11, 2009, between Agent, the DIP Term Agent and the Credit Parties.

“DIP Recognition Order” means an order of the Canadian Court in the Canadian Proceedings under Section 18.6 of the CCAA, which order shall be reasonably satisfactory in form and substance to Agent and the Requisite Lenders, together with all extensions, modifications and amendments thereto, in form and substance satisfactory to Agent and the Requisite Lenders, which, among other matters but not by way of limitation, recognizes the Interim Order.

“DIP Term Loan Account” means an account of Parent maintained by Parent and specified in writing to Agent from time to time; provided that such account shall be maintained with the DIP Term Loan Agent or a DIP Term Loan Lender or will be the subject of the account control agreement in favor of the DIP Term Loan Agent, which will create a valid perfected first priority security interest in such account in favor of the DIP Term Loan Agent for the ratable benefit of the Secured Parties (as defined in the DIP Term Loan Agreement).

“DIP Term Loan Agent” means DDJ Capital Management LLC, in its capacity as administrative agent under the DIP Term Loan Agreement.

“DIP Term Loan Agreement” means that certain Senior Secured Superpriority Priming Debtor-In-Possession Credit Agreement, dated as of March 11, 2009, among Parent, each Subsidiary signatory thereto as a guarantor, the DIP Term Loan Agent, and the DIP Term Loan Lenders.

“DIP Term Loan Documents” means the DIP Term Loan Agreement and the other Loan Documents (as defined in the DIP Term Loan Agreement), in each as may be amended, restated, supplemented or otherwise modified in accordance with the Intercreditor Agreement or this Agreement.

“DIP Term Loan Indebtedness” means all Indebtedness and other obligations of the Credit Parties under the DIP Term Loan Documents.

“DIP Term Loan Lenders” means the Lenders (as defined in the DIP Term Loan Agreement).

“Disbursement Accounts” has the meaning ascribed to it in Annex C.

“Discharge of Term Obligations” means, individually and collectively as the context may require, (i) “Discharge of Term Obligations” as defined in the Senior Secured Notes Intercreditor Agreement and (ii) “Discharge of DIP Term Obligations” as defined in the DIP Intercreditor Agreement.

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“Disposition” means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, excluding any (x) sales of Inventory, Accounts and Equipment in the ordinary course of business on ordinary business terms and (y) dispositions of cash or sales or liquidations of Permitted Investments or other similar cash equivalents that are not otherwise in violation of the terms of this Agreement.

“Documents” means all “documents,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located.

“Dollars” or “$”  means lawful currency of the United States of America.

“Domestic Credit Party” means any Credit Party that is organized under the laws of the United States or any state thereof.

“Domestic Subsidiary” means any Subsidiary of a Credit Party that is organized under the laws of the United States or any state thereof.

“Early Termination Date” has the meaning ascribed to such term in the definition of the term “Commitment Termination Date”.

“E-Fax” means any system used to receive or transmit faxes electronically.

“Eligible Accounts” has the meaning ascribed to it in Section 1.6.

“Eligible Inventory” has the meaning ascribed to it in Section 1.7.

“Eligible Machinery-in-Process” has the meaning ascribed to it in Section 1.7A.

“Employee Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) (other than a Multiemployer Plan) maintained (or that was maintained at any time during the five (5) calendar years preceding the date of any borrowing hereunder) for employees of any Credit Party or any of its ERISA Affiliates or was contributed to (or was required to be contributed to at any time during the five (5) calendar years preceding the date of any borrowing hereunder) by a Credit Party or any of its ERISA Affiliates.

“Environmental Actions” means any written complaint, summons, citation, written notice of violation, directive, order, claim, or any litigation, investigation, judicial or administrative proceeding or judgment by any Person or Governmental Authority resulting or arising from any violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses owned or operated by any Credit Party or any of its Subsidiaries or any predecessor in interest; (ii) at or relating to adjoining properties; or (iii) at or relating to any facilities which received Hazardous Materials generated by any Credit Party or any of its Subsidiaries or any predecessor in interest.

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“Environmental Laws” means all applicable federal, state, local and foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and any binding and applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation).  Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. §§ 9601 et seq.) (“CERCLA”); the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C. §§ 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §§ 136 et seq.); the Solid Waste Disposal Act (42 U.S.C. §§ 6901 et seq.); the Toxic Substance Control Act (15 U.S.C. §§ 2601 et seq.); the Clean Air Act (42 U.S.C. §§ 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C. §§ 1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. §§ 651 et seq.); and the Safe Drinking Water Act (42 U.S.C. §§ 300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

“Environmental Liabilities” means, with respect to any Person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any Environmental Action.

“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities.

“Environmental Permits” means all permits, licenses, authorizations, certificates, approvals or registrations required by any Governmental Authority under any Environmental Laws.

“Equipment” means all “equipment,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located and, in any event, including all such Credit Party’s machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and regulations thereunder, in each case, as in effect from time to time.  References to sections of ERISA shall be construed also to refer to any successor sections.

“ERISA Affiliate” means, with respect to any Credit Party, any trade or business (whether or not incorporated) that, together with such Credit Party, is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

“E-System” means any electronic system, including Intralinks® and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by Agent, any of its Affiliates, or any of such Person’s respective officers, directors, employees, attorneys, agents and representatives or any other Person, providing for access to data protected by passcodes or other security system.

“Event of Default” has the meaning ascribed to it in Section 8.1.

“Excess Availability” means the sum of (i) Borrowing Availability plus (ii) the amount of cash in Blocked Accounts (excluding cash held in collection accounts with respect to the proceeds of Inventory and Accounts that were included as Eligible Inventory, Eligible Machinery-in-Process, and/or Eligible Accounts in the Borrowing Base Certificate used to determine Borrowing Availability).

“Excluded Assets” has the meaning ascribed to it in the Security Agreement.

“Existing Letters of Credit” means the letters of credit issued under the Pre-Petition Credit Agreement and listed on Schedule 1.2.

“Facility” means each parcel of real property identified as a “Facility” on Schedule 3.15 that is owned by a Credit Party on the Closing Date, including, without limitation, the land on which such facility is located, all buildings and other improvements thereon, all fixtures located at or used in connection with such facility, all whether now or hereafter existing.

 “Fair Labor Standards Act” means the Fair Labor Standards Act, 29 U.S.C. §201 et seq.

“Federal Funds Rate” means, for any day, a floating rate equal to the weighted average of the rates on overnight Federal funds transactions among members of the Federal Reserve System, as determined by Agent in its sole discretion, which determination shall be final, binding and conclusive (absent manifest error).

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System.

“Fees” means any and all fees payable to Agent or any Lender pursuant to the Agreement or any of the other Loan Documents.

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“Final DIP Budget” means the updated Interim DIP Budget delivered by Borrowers prior to or in connection with the entry of the Final Order.

“Final DIP Recognition Order” means an order of the Canadian Court in the Canadian Proceedings under Section 18.6 of the CCAA, which order shall be reasonably satisfactory in form and substance to Agent and the Requisite Lenders, together with all extensions, modifications and amendments thereto, in form and substance satisfactory to Agent and the Requisite Lenders, which, among other matters but not by way of limitation, recognizes the Final Order.

 “Final Order” means, collectively, the order of the Bankruptcy Court entered in the Chapter 11 Case after a final hearing under Bankruptcy Rule 4001(c)(2) or such other procedures as approved by the Bankruptcy Court which order shall be reasonably satisfactory in form and substance to Agent and the Requisite Lenders, and from which no appeal or motion to reconsider has been timely filed and such order in any respect is not the subject of a stay pending appeal (unless Agent and the Requisite Lenders waive such requirement), together with all extensions, modifications and amendments thereto, in form and substance satisfactory to Agent and the Requisite Lenders, which, among other matters but not by way of limitation, authorizes Borrowers to obtain credit, incur (or guaranty) Indebtedness, and grant Liens under this Agreement and the other Loan Documents, as the case may be, and provides for the super priority of Agent’s and the Lenders’ claims.

“Financial Covenants” means the financial covenants set forth in Annex G.

“Financial Statements” means the consolidated and consolidating income statements, statements of cash flows and balance sheets of Borrowers delivered in accordance with Section 3.7 and Annex E.

“Financing Orders” means the Interim Order, the Final Order, the Chapter 11 Recognition Order, the DIP Recognition Order, the Final DIP Recognition Order and any amendment, modification or supplement thereto acceptable to Agent and the Requisite Lenders.

 “First Day Orders” means the First Day Orders set forth on Schedule A-1, which shall be in form and substance reasonably satisfactory to Agent.

 “Fiscal Month” means any of the monthly accounting periods of Borrowers.

“Fiscal Quarter” means any of the quarterly accounting periods of Borrowers, ending on March 31, June 30, September 30 and December 31 of each year.

“Fiscal Year” means any of the annual accounting periods of Borrowers ending on December 31of each year.

“Fixtures” means all “fixtures” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party.

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“Foreign Subsidiary” means any Subsidiary of a Credit Party that is not a Domestic Subsidiary.  For purposes of this Agreement, no Credit Party shall be deemed to be a Foreign Subsidiary.

“Funded Debt” means, with respect to any Person, without duplication, all Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness that by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person’s option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof (but only to the extent borrowed thereunder), and specifically including Capital Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and also including,  in the case of Borrowers, the Obligations and, without duplication, Contingent Obligations consisting of guaranties of Funded Debt of other Persons.

“GAAP” means generally accepted accounting principles in the United States of America consistently applied, as such term is further defined in Annex G.

“GE Capital” means General Electric Capital Corporation, a Delaware corporation.

“GE Capital Fee Letter” means that certain letter, dated as of March 11, 2009, between GE Capital and Parent with respect to certain Fees to be paid from time to time by Borrowers to GE Capital.

“General Intangibles” means all “general intangibles,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including all right, title and interest that such Credit Party may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in intellectual property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, chooses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Credit Party or any computer bureau or service company from time to time acting for such Credit Party.

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“Goods” means all “goods” as defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, including embedded software to the extent included  in “goods” as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Grantor” means any Person that is a “Grantor” under the Security Agreement.

“Guaranties” or “Guaranty” means, individually or collectively as the context may require, each Subsidiary Guaranty, Canadian Guaranty and any other guaranty executed by any Guarantor in favor of Agent and Lenders in respect of the Obligations.

“Guarantors” means each Subsidiary Guarantor, each Canadian Borrowing Base Guarantor, and each other Person, if any, that executes a guaranty or other similar agreement in favor of Agent, for itself and the ratable benefit of Lenders, in connection with the transactions contemplated by the Agreement and the other Loan Documents.

“Handle” means any manner of generating, accumulating, storing, treating, disposing of, transporting, transferring, handling, manufacturing or using, as any of such terms may further be defined in any Environmental Law, any Hazardous Materials.

“Hazardous Material” means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws or that is likely to cause immediately, or at some future time, harm to or have an adverse effect on, the environment or risk to human health or safety, including, without limitation, any pollutant, contaminant, waste, hazardous waste, toxic substance or dangerous good which is defined or identified in any Environmental Law and which is present in the environment in such quantity or state that it contravenes any Environmental Law; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic under any Environmental Law, including, without limitation, corrosivity, ignitability, toxicity or reactivity, as well as any radioactive or explosive materials; and (e) any asbestos-containing materials and manufactured products containing hazardous substances listed or classified as such under Environmental Laws.

“Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to hedge interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

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“Hedging Obligations” means obligations owed by any Borrower Party or any Guarantor to any Lender or any Affiliate of any Lender (in each case with the consent of Agent) with respect to any Hedging Agreement.

“Hedging Reserve” means, as of any date of determination, an amount determined by Agent in its reasonable credit judgment to reflect as of such date, the aggregate termination values of (i) all Hedging Agreements then in effect which constitute Hedging Obligations and (ii) all Swap Related Reimbursement Obligations, in the event such Hedging Agreements or the relevant hedging arrangement with respect to any Swap Related Reimbursement Obligations were to be terminated on such date after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Agreements or any such hedging agreement related to a Swap Related Reimbursement Obligation.

“Indebtedness” means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money or obligations for the deferred purchase price of property payment for which is deferred 6 months or more, but excluding obligations to trade creditors or other accounts payable incurred in the ordinary course of business that are not overdue by more than 6 months unless being contested in good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers’ acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the lessor, seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations and the present value (discounted at the Index Rate as in effect on the Closing Date) of future rental payments under all synthetic leases, (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (g) all obligations of such Person under any Hedging Agreement, in each case whether contingent or matured, (h) all Indebtedness referred to above of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, and (i) the Obligations.

“Indemnified Liabilities” has the meaning ascribed to it in Section 1.13.

“Indemnified Person” has the meaning ascribed to in Section 1.13.

“Index Rate” means, for any day, a floating rate equal to the highest of (i) the rate publicly quoted from time to time by The Wall Street Journal as the “prime rate” (or, if The Wall Street Journal ceases quoting a prime rate, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled “Selected Interest Rates” as the Bank prime loan rate or its equivalent), (ii) the Federal Funds Rate plus 300 basis points per annum, and (iii) the one-month LIBOR Rate.   Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

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“Index Rate Loan” means a Loan or portion thereof bearing interest by reference to the Index Rate.

“Instruments” means all “instruments,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

“Intellectual Property” means any and all Copyrights, Trademarks and Patents.

“Intercompany Subordination Agreement” means an Intercompany Subordination Agreement made by a Credit Party or any Subsidiary of a Credit Party in favor of Agent, for the benefit of Agent and the Lenders, substantially in the form of Exhibit A-1.

“Intercreditor Agreement” means, individually and collectively as the context may require, (i) the Senior Secured Notes Intercreditor Agreement and (ii) the DIP Intercreditor Agreement.

“Interest Expense” means, with respect to any Person for any fiscal period, (i) interest expense (whether cash or non-cash) of such Person determined in accordance with GAAP for the relevant period ended on such date, including, interest expense with respect to any Funded Debt of such Person and interest expense for the relevant period that has been capitalized on the balance sheet of such Person minus (ii) the sum of (a) to the extent included in such interest expense for such period, non-cash amounts attributable to amortization of financing costs paid in a previous period plus (b) to the extent included in such interest expense for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period.

“Interest Payment Date” means (a) as to any Index Rate Loan, the first Business Day of each month to occur while such Loan is outstanding, and (b) as to any LIBOR Loan, the last day of  the applicable LIBOR Period; provided  that, in addition to the foregoing, each of (x) the date upon which all of the Commitments have been terminated and the Loans have been paid in full and (y) the Commitment Termination Date shall be deemed to be an “Interest Payment Date” with respect to any interest that has then accrued under the Agreement.

“Interim Order” means, collectively, the order of the Bankruptcy Court entered in the Chapter 11 Case after an interim hearing (assuming satisfaction of the standards prescribed in Section 364 of the Bankruptcy Code and Bankruptcy Rule 4001 and other applicable law), together with all extensions, modifications and amendments thereto, in form and substance satisfactory to Agent and the Requisite Lenders, which, among other matters, but not by way of limitation, authorizes, on an interim basis, Borrowers to execute and perform under the terms of this Agreement and the other Loan Documents, substantially in the form of Exhibit I.

 “Inventory” means all “inventory,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of any

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Credit Party for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, machinery-in-process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Credit Party’s business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

“Investment Property” means all “investment property” as such term is defined in the Code now owned or hereafter acquired by any Credit Party, wherever located, including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Credit Party, including the rights of any Credit Party to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of any Credit Party; (iv) all commodity contracts of any Credit Party; and (v) all commodity accounts held by any Credit Party.

“IRC” means the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and all regulations promulgated thereunder, in each case, as in effect from time to time.  References to any section of the IRC shall be construed also to refer to any successor sections.

“IRS” means the Internal Revenue Service.

“ITA” means the Income Tax Act (Canada), as the same may, from time to time, be in effect.

“Landlord Waiver” means a letter in form and substance reasonably acceptable to Agent and executed by a landlord or mortgagee in respect of Collateral of the Credit Parties located at any leased premises of the Credit Parties, pursuant to which such landlord or mortgagee, as the case may be, among other things, waives or subordinates any Lien such landlord or mortgagee may have in respect of any Collateral.

 “L/C Issuer” means issuers of Letters of Credit to Borrowers as contemplated by the Agreement, including with respect to stand-by Letters of Credit, GE Capital Financial Inc.

“L/C Sublimit” has the meaning ascribed to it in Annex B.

“Lease” means any lease of real property to which any Credit Party or any of its Subsidiaries is a party as lessor or lessee.

 “Lenders” means GE Capital, the other Lenders named on the signature pages of the Agreement, and, if any such Lender shall decide to assign all or any portion of the Obligations, such term shall include any permitted assignee of such Lender.

“Letter of Credit Fee” has the meaning ascribed to it in Annex B.

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“Letter of Credit Obligations” means all outstanding obligations incurred by Agent, Lenders and L/C Issuer at the request of Borrower Representative, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of Letters of Credit by the L/C Issuer or the purchase of a participation as set forth in Annex B with respect to any Letter of Credit.  The amount of such Letter of Credit Obligations shall equal the maximum amount that may be payable at such time or at any time thereafter by L/C Issuer, Agent or Lenders thereupon or pursuant thereto less the face amount of any Letter of Credit Obligations that are cash collateralized in accordance with Annex B.

“Letters of Credit” means documentary or standby letters of credit issued for the account of any Borrower by any L/C Issuer, and bankers’ acceptances issued by any Borrower, for which Agent and Lenders have incurred Letter of Credit Obligations.  “Letters of Credit” does not include a Swap Related L/C.

“Letter-of-Credit Rights” means “letter-of-credit rights” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including rights to payment or performance under a letter of credit, whether or not such Credit Party, as beneficiary, has demanded or is entitled to demand payment or performance.

“LIBOR Business Day” means a Business Day on which banks in the City of London are generally open for interbank or foreign exchange transactions.

“LIBOR Loan” means a Loan or any portion thereof bearing interest by reference to the LIBOR Rate.

“LIBOR Period” means, with respect to any LIBOR Loan, each period commencing on a LIBOR Business Day selected by Borrower Representative pursuant to the Agreement and ending one, two or three months thereafter, as selected by Borrower Representative’s irrevocable notice to Agent as set forth in Section 1.5(e); provided, that the foregoing provision relating to LIBOR Periods is subject to the following:

(a)

 if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;

(b)

any LIBOR Period that would otherwise extend beyond the Commitment Termination Date shall end two (2) LIBOR Business Days prior to such date;

(c)

any LIBOR Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month;

(d)

Borrower Representative shall select LIBOR Periods so as not to require a payment or prepayment of any LIBOR Loan during a LIBOR Period for such Loan; and

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(e)

Borrower Representative shall select LIBOR Periods so that there shall be no more than eight (8) separate LIBOR Loans in existence at any one time.

“LIBOR Rate” means for each LIBOR Period, a rate of interest determined by Agent equal to the greater of (a) (i) the offered rate for deposits in United States Dollars for the applicable LIBOR Period that appears on Telerate Page 3750 as of 11:00 a.m. (London time), on the second full LIBOR Business Day next preceding the first day of such LIBOR Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used) divided by (ii) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day that is two (2) LIBOR Business Days prior to the beginning of such LIBOR Period (including basic, supplemental, marginal and emergency reserves under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Federal Reserve Board) that are required to be maintained by a member bank of the Federal Reserve System and (b) 3.00% per annum.

If such interest rates shall cease to be available from Telerate News Service (or its successor satisfactory to Agent), the LIBOR Rate shall be determined from such financial reporting service or other information as shall be mutually acceptable to Agent and Borrower Representative.

“Licenses” means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

“Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capital Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

“Loan Account” has the meaning ascribed to it in Section 1.12.

“Loan Documents” means the Agreement, the Notes, the Guaranties, the Collateral Documents, the Master Standby Agreement, the GE Capital Fee Letter, the Intercreditor Agreement, the Intercompany Subordination Agreement, the Financing Orders and all other agreements, instruments, documents and certificates identified in the Closing Checklist executed and delivered to, or in favor of, Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Credit Party, or any employee of any Credit Party, and delivered to Agent or any Lender in connection with the Agreement or the transactions contemplated thereby.  Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

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“Loans” means, without duplication, the Revolving Loan and the Swing Line Loan.

“Lock Boxes” has the meaning ascribed to it in Annex C.

“Machinery-in-Process” has the meaning ascribed to such term in the Continental Plants appraisal dated May 9, 2008 addressed to Agent.

“Master Standby Agreement” means the Master Agreement for Standby Letters of Credit dated as of the Closing Date among Borrowers, as Applicant(s), and L/C Issuer.

“Material Adverse Effect” means a material adverse effect on any of (i) the operations, business, assets, properties, condition (financial or otherwise) or liabilities of the Credit Parties taken as a whole, (ii) the ability of any Credit Party to perform any of its obligations under any Loan Document to which it is a party, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iv) the rights and remedies of Agent or any Lender under any Loan Document, or (v) the validity, perfection or priority of any and all Liens in favor of Agent for the benefit of Agent and the Lenders on any of the Collateral with an aggregate fair market value in excess of $3,000,000; provided, however, (a) the filing of the Chapter 11 Case, or (b) the occurrence of an event of default under that certain Asset Based Finance Agreement, dated March 12, 2008, with Lloyd’s TSB Bank, PLC, or any documents ancillary thereto, shall not, in and of itself, be deemed to constitute or give rise to a Material Adverse Effect.

“Material Contract” means, with respect to any Person, (i) each contract or agreement to which such Person or any of its Subsidiaries is a party involving aggregate annual consideration payable to or by such Person or such Subsidiary of $1,000,000 or more (other than purchase orders in the ordinary course of the business of such Person or such Subsidiary and other than contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days’ notice without penalty or premium) and (ii) all other contracts or agreements material to the business, operations, condition (financial or otherwise), performance, properties or liabilities of such Person or any of its Subsidiaries, taken as a whole, and, in the case of any Credit Party, of the Credit Parties, taken as a whole.

“Maximum Amount” means, as of any date of determination, an amount equal to the Revolving Loan Commitment of all Lenders as of that date.

“Milacron Assurance” means Milacron Assurance Ltd., a Bermuda company.

“Milacron Capital” means Milacron Capital Holdings B.V., a Dutch private company with limited liability.

“Milacron Retirement Plan” means the defined benefit pension plan sponsored by Parent for the benefit of certain of its employees and the employees of its ERISA Affiliates and referred to in annual filings as Plan Number 001.

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“Milestones” means certain milestones related to the Debtors’ plan of reorganization, disclosure statement and its Chapter 11 Case or alternatively, any sale of all or substantially all of the Debtors’ assets pursuant to Section 363 of the Bankruptcy Code, as set forth in Exhibit M (unless extended or modified with the consent of Agent and the Requisite Lenders).

 “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” means a mortgage (including, without limitation, a leasehold mortgage), deed of trust or deed to secure debt, in form and substance reasonably satisfactory to Agent, made by a Credit Party in favor of Agent for the benefit of Agent and Lenders, securing the Obligations and delivered to Agent.

“Multiemployer Plan” means a “multiemployer plan” as defined in Sections 3(37) or 4001(a)(3) of ERISA, and to which any Credit Party or ERISA Affiliate is making, is obligated to make or has made or been obligated to make, at any time during the preceding six calendar years, contributions on behalf of participants who are or were employed by any of them.

“Net Cash Proceeds” means, (i) with respect to any Disposition by any Credit Party, the amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person, in connection therewith after deducting therefrom only (A) the amount of any Indebtedness secured by any Permitted Lien on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such Disposition (other than Indebtedness under this Agreement), (B) expenses related thereto incurred by such Person in connection therewith, (C) transfer taxes paid or payable to any taxing authorities by such Person in connection therewith, (D) net income taxes paid or to be paid in connection with such Disposition (after taking into account any tax credits or deductions and any tax sharing arrangements), (E) any reserves for adjustments in respect of the sale price of such assets and for future liabilities established in accordance with GAAP and (F) prior to the Discharge of Term Obligations, in the case of Senior Secured Priority Collateral, amounts payable to the holders of the Senior Term Obligations or to be held as Senior Secured Priority Collateral or otherwise applied, in each case in accordance with the terms of the DIP Term Loan Agreement, Senior Secured Notes Indenture and the Intercreditor Agreement, as applicable, provided that (1) the Borrower Representative shall certify to Agent that all such proceeds of Senior Secured Priority Collateral have been deposited into a Senior Secured Priority Account in accordance with Section 5.20 and as otherwise required by the Senior Secured Notes Indenture, DIP Term Loan Agreement, the Intercreditor Agreement or the Loan Documents and (2) the Borrower Representative shall notify Agent in accordance with Section 5.20 prior to any withdrawal from or deposits to any such account, (ii) with respect to the issuance or incurrence of any Indebtedness by any Credit Party, or the sale or issuance by Parent of any shares of its Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person in connection therewith, after deducting therefrom only (A) expenses related thereto incurred by such Person in connection therewith, underwriting discounts and commissions, (B) transfer taxes paid or payable by such Person in connection therewith, (C) net

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income taxes paid or to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements and (D) prior to the Discharge of Term Obligations, amounts constituting proceeds of the Senior Secured Priority Collateral used to prepay the Senior Term Obligations pursuant to the terms and conditions of the Senior Secured Notes Indenture and DIP Term Loan Agreement, as applicable), and (iii) with respect to insurance or condemnation proceeds received by any Credit Party, the amount of cash proceeds received (directly or indirectly) from time to time by or on behalf of such Credit Party after deducting therefrom only (A) expenses related thereto incurred by such Person in connection therewith, (B) transfer taxes paid or payable by such Person in connection therewith, (C) net income taxes paid or to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements); in each case of clauses (i), (ii) and (iii) to the extent, but only to the extent, that the amounts so deducted are (x) actually paid to a Person that, except in the case of out-of-pocket expenses, is not an Affiliate of such Person and (y) properly attributable to such transaction or to the asset that is the subject thereof and (D) prior to the Discharge of Term Obligations, proceeds of Senior Secured Priority Collateral to the extent payable to the holders of the Senior Term Obligations or to be held as Senior Secured Priority Collateral or otherwise applied, in each case in accordance with the terms of the Senior Secured Notes Indenture, the DIP Term Loan Agreement and the Intercreditor Agreement, as applicable, provided that (1) the Borrower Representative shall certify to Agent that all such proceeds of Senior Secured Priority Collateral have been deposited into a Senior Secured Priority Account in accordance with Section 5.20 and otherwise as required by the Senior Secured Notes Indenture, DIP Term Loan Agreement, the Intercreditor Agreement or the Loan Documents, as applicable, and (2) the Borrower Representative shall notify Agent in accordance with Section 5.20 prior to any withdrawal from or deposits to any such account.

“NOLV” means, as to any particular asset, the value that is estimated to be recoverable in an orderly liquidation thereof, as determined from time to time by a qualified appraiser selected by Agent, net of all liquidation costs and expenses.

 “Non-Funding Lender” has the meaning ascribed to it in Section 9.9(a)(ii).

“Notes” means, collectively, the Revolving Notes and the Swing Line Notes.

“Notice of Conversion/Continuation” has the meaning ascribed to it in Section 1.5(e).

“Notice of Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a).

“Obligations” means all present and future (i) Swap Related Reimbursement Obligations, Hedging Obligations and (iii) indebtedness, obligations, and liabilities of each Credit Party to Agent and the Lenders or any Affiliate of Agent or Lenders, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 8.01, which may arise under, out of, or in connection with, this Agreement, any other

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Loan Document, the Letters of Credit or any other document, made, delivered or given in connection herewith or therewith.  Without limiting the generality of the foregoing, the Obligations of each Credit Party under the Loan Documents include (a) the obligation to pay principal, interest (including, without limitation, all interest that accrues after the commencement of any insolvency proceeding of any Credit Party, whether or not a claim for post-filing interest is allowed in such proceeding), charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person.

“OFAC” means the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” means, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Anti-Terrorism Order and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable U.S. Federal Executive Orders.

“Operating Lease Obligations” means all obligations for the payment of rent for any real or personal property under leases or agreements to lease, other than Capital Lease Obligations.

 “Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II to the Security Agreement).

“Patent Security Agreement” means a Patent Security Agreement made in favor of Agent, on behalf of itself and Lenders, by each applicable Grantor.

“Patents” means, with respect to each Grantor, all of such Grantor’s domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents and utility patents described in Schedule II to the Security Agreement), all applications, registrations and recordings of ownership thereof (including, without limitation, applications, registrations and recordings of ownership in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations and continuations in part thereof.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

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“Permitted European Receivables Financing” means the factoring of trade receivables in the ordinary course of business by direct and indirect Foreign Subsidiaries of Milacron Capital; provided, that the aggregate face amount with respect to such receivables shall not exceed, at any one time, in the aggregate, the equivalent of €20,000,000.

“Permitted Foreign Indebtedness” means, collectively, Indebtedness of direct and indirect Foreign Subsidiaries of Milacron Capital arising out of Permitted European Receivables Financing.

 “Permitted Indebtedness” means:

(a)

any Indebtedness owing to any of Agent or Lenders under this Agreement and the other Loan Documents;

(b)

any other Indebtedness existing on the Closing Date and listed on Schedule 6.2, and the extension of maturity, refinancing or modification of the terms thereof; provided, however, that (i) such extension, refinancing or modification is pursuant to terms that, taken as a whole, are not less favorable to the Credit Parties and the Lenders than the terms of the Indebtedness being extended, refinanced or modified or are otherwise reasonably satisfactory to Agent and (ii) after giving effect to such extension, refinancing or modification, the amount of such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification;

(c)

Indebtedness evidenced by Capitalized Lease Obligations entered into in order to finance Capital Expenditures made by the Credit Parties, which Indebtedness, when aggregated with the principal amount of all indebtedness incurred under this clause (c) and clause (d) of this definition, does not exceed $10,000,000 at any time outstanding;

(d)

Indebtedness secured by a Lien permitted by clause (e) of the definition of “Permitted Lien”;

(e)

Indebtedness permitted under Section 6.5;

(f)

Indebtedness evidenced by the Senior Secured Notes, the Senior Secured Notes Guarantees or the DIP Term Loan Documents;

(g)

Permitted Foreign Indebtedness existing as of the Closing Date;

(h)

[Intentionally Omitted];

(i)

the following intercompany Indebtedness:  (i) Indebtedness of any Domestic Credit Party to any other Domestic Credit Party, in each case to the extent such Indebtedness is (A) evidenced by a promissory note with terms and provisions reasonably acceptable to Agent, (B) promptly pledged to Agent pursuant to the Pledge Agreement, and (C) subject to an Intercompany Subordination Agreement or such other subordination provisions acceptable to Agent; (ii) Indebtedness of any Foreign Subsidiary to any other Foreign Subsidiary; (iii) Indebtedness of any Domestic Subsidiary that is not a Credit Party to any other

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Domestic Subsidiary that is not a Credit Party to the extent that the aggregate principal amount of such Indebtedness outstanding at any time does not exceed $250,000; (iv) unsecured Indebtedness of any Credit Party owing to any Foreign Subsidiary resulting from loans or advances made by a Foreign Subsidiary to a Credit Party, to the extent such Indebtedness is subject to an Intercompany Subordination Agreement or such other subordination provisions acceptable to Agent; (v) unsecured Indebtedness of Parent owing to Milacron Assurance in connection with the self-insurance program of Parent and its Subsidiaries to the extent such Indebtedness (A) is evidenced by a promissory note with terms and provisions reasonably acceptable to Agent, (B) is subject to an Intercompany Subordination Agreement or such other subordination provisions acceptable to Agent, (C) will not be repaid in amounts in excess of the amounts necessary to pay the obligations of Milacron Assurance under the self-insurance program for the benefit of Parent and the Subsidiaries permitted under Section 5.7 and (D) to the extent repaid by Parent to Milacron Assurance for Milacron Assurance to make available to a Foreign Subsidiary in respect of such self-insurance program, will result, prior to or concurrently with such repayment, in Foreign Subsidiaries remitting, transferring or otherwise repatriating funds to a Credit Party in an aggregate US dollar amount equal to the amount repaid by Parent for such purpose; and (vi) Indebtedness of any Foreign Subsidiary owing to any Credit Party existing as of the Closing Date and listed on Schedule 6.2 (but not the increase, extension of maturity, refinancing or other modification thereof);

(j)

(i) Indebtedness existing as of the Closing Date (whether or not secured) incurred by any Credit Party under Hedging Agreements provided by Agent, any Lender or any Affiliate of Agent or any Lender;

(k)

Indebtedness arising from judgments, orders or other awards to the extent not constituting an Event of Default;

(l)

Contingent Obligations to the extent the “primary obligations” of the “primary obligor” are not prohibited by this Agreement or any other Loan Document;

(m)

unsecured Indebtedness in respect of customer financing programs (including lease transactions) in an aggregate principal amount outstanding not at any time exceeding $20,000,000;

(n)

Indebtedness arising out of and in connection with the terms and conditions of the sale of notes receivable permitted pursuant to Section 6.3(a);

(o)

the DIP Term Loan Indebtedness; provided, that the aggregate principal amount of all such DIP Term Loan Indebtedness at any time outstanding shall not exceed $80,000,000 and remains subject to the Intercreditor Agreement; and

(p)

Indebtedness of the Foreign Subsidiaries under any financing, factoring or similar arrangements under non-U.S. law, (but not including Indebtedness of the Foreign Subsidiaries permitted under clause (m) of this definition) the aggregate outstanding principal amount not at any time exceeding $10,000,000 and the extension of maturity, refinancing or modification of the terms thereof.

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“Permitted Investments” means (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six months from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody’s or A-1 by Standard & Poor’s; (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof, (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000; and (vi) tax exempt securities rated A or higher by Moody’s or A+ or higher by Standard & Poor’s.

“Permitted Liens” means:

(a)

Liens securing the Obligations;

(b)

Liens for taxes, assessments and governmental charges the payment of which is not required under Section 5.2;

(c)

Liens imposed by law (other than any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the IRC or by ERISA which is not attributable to the minimum funding waiver application described in Section 6.15, if such application is approved in advance in writing by Agent and the Requisite Lenders as provided for therein), such as carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

(d)

Liens existing on the Closing Date and listed on Schedule 6.1;

(e)

(i) purchase money Liens (including precautionary Lien filings made under the Code of any jurisdiction) on equipment acquired or held by any Credit Party or any of its Subsidiaries in the ordinary course of its business to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition of such equipment or (ii) Liens existing on such equipment at the time of its acquisition; provided, however, that in the case of each of clauses (i) and (ii), (A) no such Lien shall extend to or cover any other property of any Credit Party or any of its Subsidiaries, and (B) the aggregate principal amount of Indebtedness secured by any or all such Liens shall not exceed at any one time outstanding $5,000,000;

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(f)

deposits and pledges of cash securing (i) obligations incurred in respect of workers’ compensation, unemployment insurance, automobile liability or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations, (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are made or otherwise arise in the ordinary course of business and secure obligations not past due, or (iv) obligations to suppliers and service providers (including lessors in respect of operating leases) of the Credit Parties made in the ordinary course of business and securing obligations not past due, to the extent the aggregate amount of all such cash deposited or pledged at any time does not exceed $2,000,000;

(g)

easements, zoning restrictions, rights of way, survey exceptions, leases and subleases and similar encumbrances on real property and minor irregularities in the title thereto that do not (x) secure obligations for the payment of money or (y) materially impair the value of such property or its use by any Credit Party or any of its Subsidiaries in the normal conduct of such Person’s business, and any other Lien described in a Title Insurance Policy with respect to any real property subject to a Mortgage and (ii) Liens limited to the real property subject to a Lease of any Credit Party affecting the interest of the landlord of any such Lease (and any underlying landlord in the case of a ground lease);

(h)

Liens securing Indebtedness permitted by clause (c) of the definition of Permitted Indebtedness, and Liens securing Hedging Agreements permitted by clause (j)(i) of the definition of Permitted Indebtedness, to the extent permitted therein, to the extent such Hedging Agreements are with an Agent, a Lender or any Affiliates of the foregoing;

(i)

Liens of landlords arising under real property Leases to the extent (x) the real property subject to such Liens is subject to a Landlord Waiver to the extent required pursuant to Section 5.12, and (y) such Liens arise in the ordinary course of business and do not serve and do not secure any past due obligation for the payment of money;

(j)

bankers’ Liens with respect to depository account arrangements entered into in the ordinary course of business securing obligations not past due;

(k)

Liens in favor of any Credit Party in the assets or property of a Subsidiary of Parent that is not a Credit Party;

(l)

Liens arising from judgments, orders, or other awards not constituting an Event of Default;

(m)

Liens on assets of any Foreign Subsidiary securing Indebtedness of any Foreign Subsidiary permitted by clauses (g) or (i) of the definition of Permitted Indebtedness;

(n)

Liens of the L/C Issuer required to be granted in connection with Letters of Credit;

(o)

Liens securing indebtedness permitted by clause (f) of the definition of Permitted Indebtedness, but only so long as the Intercreditor Agreement shall be in full force and effect;

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(p)

[Intentionally Omitted];

(q)

to the extent not included in clause (c) above, solely with respect to Eligible Accounts owned by a Canadian Borrowing Base Guarantor, Prior Claims that are unregistered and secure amounts that are not yet due and payable;

(r)

[Intentionally Omitted];

(s)

Liens arising out of and in connection with the terms and conditions of the sale of notes receivable permitted pursuant to Section 6.3(a); and

(t)

Liens securing the obligations under the Pre-Petition Credit Agreement.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

“Petition Date” shall have the meaning assigned to such term in the recitals hereto.

“Pledge Agreement” means the Pledge Agreement of even date herewith executed by the Borrower Parties in favor of Agent, on behalf of itself and Lenders, pledging all Stock of its Subsidiaries, if any, and all intercompany notes owing to or held by it.

 “Post-Closing Letter” means that certain letter agreement, dated as of the date hereof, between Agent and Borrower Representative, with respect to post-closing obligations and covenants.

 “Post-Event of Default Carve-Out Expenses” shall have the meaning assigned to such term in Section 1.18.

“Pre-Event of Default Carve-Out Expenses” shall have the meaning assigned to such term in Section 1.18.

“Pre-Petition” means the time period ending immediately prior to the filing of the Chapter 11 Case.

“Pre-Petition Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Pre-Petition Loan Documents” means the Loan Documents (as defined in the Pre-Petition Credit Agreement).

“Prior Agent” means Agent (as defined in the Pre-Petition Credit Agreement) under the Pre-Petition Credit Agreement.

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“Prior Lenders” shall have the meaning assigned to such term in the recitals hereto.

 “Prior Claims” means all liens created by applicable law (in contrast with liens voluntarily granted) which rank or are capable of ranking prior or pari passu with Agent’s security interests (or similar liens under applicable laws), against all or part of the assets of a Canadian Borrowing Base Guarantor, including for amounts owing for vacation pay, employee source deductions and contributions, goods and services taxes, sales taxes, harmonized sales taxes, Quebec corporate income taxes, municipal taxes, workers’ compensation, pension plan or fund obligations and overdue rents.

“Pro Rata Share” means with respect to all matters relating to any Lender, (a) with respect to the Revolving Loan, the percentage obtained by dividing (i) the Revolving Loan Commitment of that Lender by (ii) the aggregate Revolving Loan Commitments of all Lenders, and (b) with respect to all Loans on and after the Commitment Termination Date, the percentage obtained by dividing (i) the aggregate outstanding principal balance of the Loans held by that Lender, by (ii) the outstanding principal balance of the Loans held by all Lenders.

“Quebec Security Documents” will consist in (i) a Deed of Movable Hypothec by certain Canadian Borrowing Base Guarantors in favour of Agent, as “fondé de pouvoir” under Article 2692 of the Civil Code of Quebec, to be executed before a notary of the Province of Quebec, (ii) a debenture issued by certain Canadian Borrowing Base Guarantors pursuant to such Deed of Movable Hypothec, and (iii) a debenture pledge to be granted by certain Canadian Borrowing Base Guarantors in respect of any debenture issued under such Deed of Movable Hypothecs.

“Records” has the meaning ascribed to it in the Code.

“Refunded Swing Line Loan” has the meaning ascribed to it in Section 1.1(c)(iii).

“Regulation T”, “Regulation U” and “Regulation X” mean, respectively, Regulations T, U and X of the Federal Reserve Board or any successor, as the same may be amended or supplemented from time to time.

“Related Transactions” means the initial borrowing under the Revolving Loan on the Closing Date, the payment of all fees, costs and expenses associated with all of the foregoing and the execution and delivery of all of the Related Transactions Documents.

“Related Transactions Documents” means the Loan Documents and all other agreements or instruments executed in connection with the Related Transactions.

“Release” means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water or ground water.

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“Remedial Action” means all actions taken pursuant to Environmental Laws to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) perform any other actions authorized by 42 U.S.C. § 9601.

“Reportable Event” means an event described in Section 4043 of ERISA (other than an event for which notice to the PBGC is waived under the regulations promulgated under such Section).

“Requisite Lenders” means Lenders having (a) more than 50.1% of the Commitments of all Lenders, or (b) if the Commitments have been terminated, more than 50.1% of the aggregate outstanding amount of all Loans.

“Requisite Revolving Lenders” means Lenders having (a) more than 50.1% of the Revolving Loan Commitments of all Lenders, or (b) if the Revolving Loan Commitments have been terminated, more than 50.1% of the aggregate outstanding amount of the Revolving Loan (with the Swing Line Loan being attributable to the Lender ultimately required to participate in such Loan).

 “Reserves” means, without duplication, as of any date of determination (i) the Availability Reserve, (ii) any Hedging Reserve, (iii) reserves for amounts owing, if any, by any Credit Party under the Pre-Petition Credit Agreement or any other Pre-Petition Loan Document, (iv) the Carve-Out Reserve, and (v) other reserves against Eligible Accounts, Eligible Inventory and Eligible Machinery-in-Process and other amounts as Agent may from time to time establish and revise in its Permitted Discretion reducing the amount of Loans and Letters of Credit which would otherwise be available to Borrowers under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Agent in its Permitted Discretion, adversely affect, or have a reasonable likelihood of adversely affecting, either (1) the Collateral or any other property which is security for the Obligations or its value, (2) the assets or business of any Credit Party or (3) the security interests and other rights of Agent and the Lenders in the Collateral (including the enforceability, perfection and priority (including, without limitation, in respect of any Liens, whether or not permitted under the Loan Documents, which may have priority over the Liens securing the Obligations) thereof), (b) to reflect Agent’s reasonable belief that any collateral report or financial information furnished by or on behalf of any Borrower to Agent is incomplete, inaccurate or misleading in any material respect, (c) if the dilution with respect to the accounts for any period has increased or may be reasonably anticipated to increase above historical levels, (d) in respect of unpaid medical claims associated with Borrowers’ self-insurance program in excess of historical amounts, or (e) reserves to cover any Prior Claims which may have priority over the Liens securing the Obligations. To the extent Agent may establish new criteria or revise existing criteria for Eligible Accounts or Eligible Inventory so as to address any  circumstances, condition, event or contingency in a manner reasonably satisfactory to Agent, Agent shall not establish a Reserve for the same purpose. The amount of any Reserve established by Agent shall have a reasonable

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relationship to the event, condition or other matter which is the basis for such reserve as determined by Agent in its Permitted Discretion and shall promptly be reduced or eliminated to the extent such event, condition or other matter no longer reasonably justifies such reserve.

“Restructuring Support Agreement” means that certain Restructuring Support Agreement, dated as of March 9, 2009, by and among:  (a) Avenue Investments, L.P., Avenue-Cdp Global Opportunities Fund, L.P., Avenue International Master, L.P., Avenue Special Situations Fund IV, L.P., and Avenue Special Situations Fund V, L.P.; (b) B IV Capital Partners, L.P., Gmam Investment Funds Trust II, for the account of the Promark Alternative High Yield Bond Fund (Account No. 7M2E), Gmam Investment Funds Trust II, for the account of the Promark Alternative High Yield Bond Fund (Account No. 7MWD), and DDJ/Ontario OS Investment Sub I, LTD.; (c) any other holders of Senior Secured Notes that may become parties hereto from time to time; and (d) Parent and various of its direct and indirect Subsidiaries parties thereto.

“Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a)(i).

“Revolving Lenders” means, as of any date of determination, Lenders having a Revolving Loan Commitment.

“Revolving Loan” means, at any time, the sum of (i) the aggregate amount of Revolving Credit Advances (including any Swing Line Loans) outstanding to Borrowers plus (ii) the aggregate Letter of Credit Obligations incurred on behalf of Borrowers.  Unless the context otherwise requires, references to the outstanding principal balance of the Revolving Loan shall include the outstanding balance of Letter of Credit Obligations.

“Revolving Loan Commitment” means (a) as to any Lender, the aggregate commitment of such Lender to make Revolving Credit Advances or incur Letter of Credit Obligations as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Advances, incur Letter of Credit Obligations, which aggregate commitment shall be Fifty-Five Million Dollars ($55,000,000.00) on the Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

“Revolving Note” has the meaning ascribed to it in Section 1.1(a)(ii).

 “SEC” means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

“Security Agreement” means the Security Agreement of even date herewith entered into by and among Agent, on behalf of itself and Lenders, and each Credit Party that is a signatory thereto.

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“Senior Secured Exchange Notes” means the 11½% senior secured notes of Parent due May 15, 2011 issued in an exchange offer pursuant to the Senior Secured Notes Indenture.

“Senior Secured Noteholders” means the holders of the Senior Secured Notes.

“Senior Secured Notes” means the 11½% secured notes of Parent due 2011 in an aggregate principal amount of $225,000,000 issued pursuant to the Senior Secured Notes Indenture and the Senior Secured Exchange Notes.

“Senior Secured Notes Collateral Agent” means U.S. Bank National Association, in its capacity as collateral agent under the Senior Secured Notes Security Documents, together with its successors in such capacity.

“Senior Secured Notes Documents” means the Senior Secured Notes Indenture, the Senior Secured Notes, the Senior Secured Notes Guarantees, the Senior Secured Notes Security Documents and all other agreements, instruments and other documents pursuant to which the Senior Secured Notes have been or will be issued or otherwise setting forth the terms of the Senior Secured Notes, in each case as such agreement, instrument or other document may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but to the extent permitted under the terms of the Loan Documents.

“Senior Secured Notes Guarantees” means the guarantee by each guarantor of Parent’s obligations under the Senior Secured Notes Indenture and the Senior Secured Notes, executed pursuant to the provisions of the Senior Secured Notes Indenture.

“Senior Secured Notes Indenture” means the Indenture dated as of May 26, 2004 by and among U.S. Bank National Association, as trustee, Milacron Escrow, as issuer, to be merged with and into Parent, and the guarantors party thereto, as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but only to the extent permitted under the terms of the Loan Documents.

“Senior Secured Notes Intercreditor Agreement” means that certain Intercreditor Agreement dated as of June 10, 2004 by and among JPMorgan Chase Bank, Parent and U.S. Bank National Association, as trustee, as amended by that certain Supplement No. 1 to Intercreditor Agreement, dated as of the Closing Date, between JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank), in its capacity as Departing ABL Agent, on behalf of itself and the Departing ABL Lenders (as defined therein), General Electric Capital Corporation, in its capacity as New ABL Agent, on behalf of itself and the New ABL Lenders (as defined therein), and U.S. Bank National Association, as trustee (“Trustee”).

“Senior Secured Notes Security Documents” means all security agreements, pledge agreements, collateral assignments, mortgages, collateral agency agreements, control agreements, deeds of trust or other grants or transfers for security executed and delivered by Milacron Escrow, any guarantor of the Senior Secured Notes or any Subsidiary of Milacron Escrow creating (or purporting to create) a Lien upon “Collateral” (as such term is defined in the Senior Secured Notes Indenture) in favor of the Senior Secured Notes Collateral Agent or Agent,

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as applicable, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms.

“Senior Secured Notes Trustee” means U.S. Bank National Association, in its capacity as Trustee under the Senior Secured Notes Indenture, together with its successors in such capacity.

“Senior Secured Priority Account” means (i) each deposit account of any Credit Party to which solely proceeds of Senior Secured Priority Collateral are deposited and which are segregated and identified in writing to Agent in accordance with Section 5.20 and (ii) the DIP Term Loan Account.

 “Senior Secured Priority Collateral” means (i) the “Term Priority Collateral” as such term is defined in the Senior Secured Intercreditor Agreement and (ii) “DIP Term Priority Collateral” as defined in the DIP Intercreditor Agreement.

“Senior Term Obligations” means the Indebtedness and other liabilities under the Senior Secured Notes, the Senior Secured Notes Indenture and the DIP Term Loan Documents, in each case subject to the terms of the Intercreditor Agreement.

“Series B Certificate of Designation” means that certain Certificate of Designation of Voting Powers, Designation, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions of 6.0% Series B Convertible Preferred Stock of Milacron Inc., as in effect on the Closing Date.

 “Series B Preferred Stock” means the 6% Series B Convertible Preferred Stock of Parent.

 “Shareholder Rights Plan” means the Rights Agreement, dated as of February 5, 1999, between Parent and Mellon Investor Services (formerly known as ChaseMellon Shareholder Services, L.L.C.), as amended.

“Software” means all “software” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

 “Stock” means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

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“Stockholder” means, with respect to any Person, each holder of Stock of such Person.

“Subsidiary” means, with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.  Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of a Borrower.

“Subsidiary Guarantors” means Milacron Capital, and each other Subsidiary of Parent, if any, that executes a guaranty or other similar agreement in favor of Agent, for itself and the ratable benefit of Lenders, in connection with the transactions contemplated by the Agreement and the other Loan Documents.

“Subsidiary Guaranty” means the Subsidiary Guaranty of even date herewith executed by the Subsidiary Guarantors in favor of Agent, on behalf of itself and Lenders.

“Supporting Obligations” means all “supporting obligations” as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

“Swap Related L/C” means a letter of credit or other credit enhancement provided by GE Capital to the extent supporting the payment obligations by Borrowers under an interest rate protection or hedging agreement or transaction (including, but not limited to, interest rate swaps, caps, collars, floors and similar transactions) designed to protect or manage exposure to the fluctuations in the interest rates applicable to any of the Loans, and which agreement or transaction Borrowers entered into as the result of a specific referral pursuant to which GE Capital, GE Corporate Financial Services, Inc. or any other Affiliate of GE Capital had arranged for Borrowers to enter into such agreement or transaction.  The term includes a Swap Related L/C as it may be increased from time to time fully to support Borrowers’ payment obligations under any and all such interest rate protection or hedging agreements or transactions.

“Swap Related Reimbursement Obligation” has the meaning ascribed to it in Section 1.2A.

“Swing Line Advance” has the meaning ascribed to it in Section 1.1(c)(i).

“Swing Line Availability” has the meaning ascribed to it in Section 1.1(c)(i).

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“Swing Line Commitment” means, as to the Swing Line Lender, the commitment of the Swing Line Lender to make Swing Line Advances as set forth on Annex J to the Agreement, which commitment constitutes a subfacility of the Revolving Loan Commitment of the Swing Line Lender.

“Swing Line Lender” means GE Capital.

“Swing Line Loan” means, as the context may require, at any time, the aggregate amount of Swing Line Advances outstanding to any Borrower or to all Borrowers.

“Swing Line Note” has the meaning ascribed to it in Section 1.1(c)(ii).

“Taxes” means taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, excluding net income taxes and franchise and doing business taxes (imposed in lieu of net income taxes) imposed on Agent or any Lender as a result of a present or former connection between Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Agent's or such Lender's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document).

“Termination Date” means the date on which (a) the Loans have been repaid in full in cash, (b) all other non-contingent Obligations under the Agreement and the other Loan Documents have been completely discharged, (c) all Letter of Credit Obligations have been cash collateralized, canceled or backed by standby letters of credit in accordance with Annex B, and (d) none of Borrowers shall have any further right to borrow any monies under the Agreement.

“Termination Event” means (i) a Reportable Event with respect to any Employee Plan, (ii) any event that causes any Credit Party or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the IRC, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

“13-Week Budget” means the budget prepared by Borrowers on a rolling thirteen (13) week basis projecting the sources, uses, payroll disbursements, non-operating disbursements and cash balances of Borrowers and the Guarantors, in form acceptable to Agent and the Requisite Lenders.

“Title Insurance Policy” means a mortgagee’s loan policy, in form and substance satisfactory to Agent, together with all endorsements made from time to time thereto, issued by or on behalf of First American Title Insurance Company or such other title company reasonably acceptable to Agent, insuring the Lien created by a Mortgage in an amount and on terms reasonably satisfactory to Agent, delivered to Agent.

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“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II to the Security Agreement).

“Trademark Security Agreement” means a Trademark Security Agreement made in favor of Agent, on behalf of itself and Lenders, by each applicable Grantor.

 “Trademarks” means, with respect to each Grantor, all of such Grantor’s domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s and Internet domain names described in Schedule II to the Security Agreement), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings of ownership in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all extensions and renewals thereof, together with all goodwill of the business symbolized by and associated with such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

“WARN” has the meaning specified therefor in Section 6.26.

Rules of construction with respect to accounting terms used in the Agreement or the other Loan Documents shall be as set forth in Annex G.  All other undefined terms contained in any of the Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein; in the event that any term is defined differently in different Articles or Divisions of the Code, the definition contained in Article or Division 9 shall control.  Unless otherwise specified, references in the Agreement or any of the Appendices to a Section, subsection or clause refer to such Section, subsection or clause as contained in the Agreement.  The words “herein,” “hereof” and “hereunder” and other words of similar import refer to the Agreement as a whole, including all Annexes, Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in the Agreement or any such Annex, Exhibit or Schedule.

Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders.  The words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; the word “or” is not exclusive; references to Persons include their respective

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successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations.  Whenever any provision in any Loan Document refers to the knowledge (or an analogous phrase) of any Credit Party, such words are intended to signify that such Credit Party has actual knowledge or awareness of a particular fact or circumstance or that such Credit Party, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.

With respect to real or tangible personal property located in the Province of Quebec, (a) the terms “real property”, “personal property” and “real and personal property” and words of similar import shall be deemed to also refer to “immovable property”, “movable property” and “immovable and movable property”. The terms “tangible” and “intangible” and words of similar import shall be deemed to also refer to “corporeal” and “incorporeal”.

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ANNEX B (Section 1.2)

to

CREDIT AGREEMENT

LETTERS OF CREDIT

(a)

Issuance. Subject to the terms and conditions of the Agreement, Agent and Revolving Lenders agree to incur, from time to time prior to the Commitment Termination Date, upon the request of Borrower Representative on behalf of the applicable Borrower and for such Borrower’s account, Letter of Credit Obligations by causing Letters of Credit to be issued by GE Capital or a Subsidiary thereof or a bank or other legally authorized Person (each, an “L/C Issuer”) on terms acceptable to Agent and Borrowers for such Borrower’s account and guaranteed by Agent; provided, that if the L/C Issuer is a Revolving Lender, then such Letters of Credit shall not be guaranteed by Agent but rather each Revolving Lender shall, subject to the terms and conditions hereinafter set forth, purchase (or be deemed to have purchased) risk participations in all such Letters of Credit issued with the written consent of Agent, as more fully described in paragraph (b)(ii) below.  The aggregate amount of all such Letter of Credit Obligations shall not at any time exceed the least of (i) Fifteen Million Dollars ($15,000,000) (the “L/C Sublimit”), (ii) the Maximum Amount less the aggregate outstanding principal balance of the Revolving Loans, and (iii) the Borrowing Availability.  No such Letter of Credit shall have an expiry date that is more than one year following the date of issuance thereof, unless otherwise determined by Agent, in its sole discretion (including with respect to customary evergreen provisions); provided that any Letter of Credit with a one-year term may provide for renewal thereof for an additional one-year period (which shall in no event extend beyond the Commitment Termination Date); provided, further, L/C Issuer may, and at the request of the Requisite Lenders shall, elect not to permit such renewal by giving 30 days’ prior written notice to Borrower Representative and the beneficiary of such Letter of Credit of its intent not to renew such Letter of Credit.  Neither Agent nor Revolving Lenders shall be under any obligation to incur Letter of Credit Obligations in respect of, or purchase risk participations in, any Letter of Credit having an expiry date that is later than the Commitment Termination Date.

(b)

(i)

Advances Automatic; Participations.  In the event that Agent or any Revolving Lender shall make any payment on or pursuant to any Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a Revolving Credit Advance to the applicable Borrower under Section 1.1(a) of the Agreement regardless of whether a Default or Event of Default has occurred and is continuing and notwithstanding any Borrower’s failure to satisfy the conditions precedent set forth in Section 2, and each Revolving Lender shall be obligated to pay its Pro Rata Share thereof in accordance with the Agreement.  The failure of any Revolving Lender to make available to Agent for Agent’s own account its Pro Rata Share of any such Revolving Credit Advance or payment by Agent under or in respect of a Letter of Credit shall not relieve any other Revolving Lender of its obligation hereunder to make available to Agent its Pro Rata Share thereof, but no Revolving Lender shall be responsible for the failure of

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any other Revolving Lender to make available such other Revolving Lender’s Pro Rata Share of any such payment.

(ii)

If it shall be illegal or unlawful for any Borrower to incur Revolving Credit Advances as contemplated by paragraph (b)(i) above or if it shall be illegal or unlawful for any Revolving Lender to be deemed to have assumed a ratable share of the reimbursement obligations owed to an L/C Issuer, or if the L/C Issuer is a Revolving Lender, then (A) immediately and without further action whatsoever, each Revolving Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation equal to such Revolving Lender’s Pro Rata Share (based on the Revolving Loan Commitments) of the Letter of Credit Obligations in respect of all Letters of Credit then outstanding and (B) thereafter, immediately upon issuance of any Letter of Credit, each Revolving Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation in such Revolving Lender’s Pro Rata Share (based on the Revolving Loan Commitments) of the Letter of Credit Obligations with respect to such Letter of Credit on the date of such issuance.  Each Revolving Lender shall fund its participation in all payments or disbursements made under the Letters of Credit in the same manner as provided in the Agreement with respect to Revolving Credit Advances.

(c)

Cash Collateral.

(i)

If Borrowers are required to provide cash collateral for any Letter of Credit Obligations pursuant to the Agreement, including Section 8.2 of the Agreement, prior to the Commitment Termination Date, each Borrower will pay, promptly upon written notice of demand, to Agent for the ratable benefit of itself and Revolving Lenders cash or cash equivalents acceptable to Agent (“Cash Equivalents”) in an amount equal to 105% of the maximum amount then available to be drawn under each applicable Letter of  Credit outstanding for the benefit of such Borrower.  Such funds or Cash Equivalents shall be held by Agent in a cash collateral account (the “Cash Collateral Account”) maintained at a bank or financial institution reasonably acceptable to Agent.  The Cash Collateral Account shall be in the name of the applicable Borrower and shall be pledged to, and subject to the control of, Agent, for the benefit of Agent and Lenders, in a manner satisfactory to Agent.  Each Borrower hereby pledges and grants to Agent, on behalf of itself and Lenders, a security interest in all such funds and Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations and other Obligations, whether or not then due.  The Agreement, including this Annex B, shall constitute a security agreement under applicable law.  If Borrowers are required to provide an amount of cash collateral hereunder or as a result of the occurrence of an Event of Default, such amount shall be returned to Borrowers within three (3) Business Days after all Events of Default have been cured or waived.

(ii)

If any Letter of Credit Obligations, whether or not then due and payable, shall for any reason be outstanding on the Commitment Termination Date, Borrowers shall either (A) provide cash collateral therefor in the manner described above, or (B) cause all such Letters of Credit and guaranties thereof, if any, to be canceled and returned, or (C) deliver a

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stand-by letter (or letters) of credit in guaranty of such Letter of Credit Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration (plus thirty (30) additional days) as, and in an amount equal to 105% of, the aggregate maximum amount then available to be drawn under, the Letters of Credit to which such outstanding Letter of Credit Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are be reasonably satisfactory to Agent in its sole discretion.

(iii)

From time to time after funds are deposited in the Cash Collateral Account by any Borrower, whether before or after the Commitment Termination Date, Agent may apply such funds or Cash Equivalents then held in the Cash Collateral Account to the payment of any amounts, and in such order as Agent may elect, as shall be or shall become due and payable by such Borrower to Agent and Lenders with respect to such Letter of Credit Obligations of such Borrower and, upon the satisfaction in full of all Letter of Credit Obligations of such Borrower, if the maturity of the Loans has been accelerated or if an Event of Default has occurred and is continuing, to any other Obligations of any Borrower then due and payable.

(iv)

No Borrower nor any Person claiming on behalf of or through any Borrower shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of all Letter of Credit Obligations and the payment of all amounts payable by Borrowers to Agent and Lenders in respect thereof, any funds remaining in the Cash Collateral Account shall (A) if the maturity of the Loans has been accelerated or if an Event of Default has occurred and is continuing, be applied to other Obligations then due and owing and upon payment in full of such Obligations, any remaining amount shall be paid to Borrowers or as otherwise required by law or (B) be paid to Borrowers or as otherwise required by law.  Interest earned on deposits in the Cash Collateral Account shall be held as additional collateral.

(v)

Notwithstanding any of the foregoing, to the extent required by the Senior Secured Notes Indenture or the DIP Term Loan Agreement, Borrowers shall be permitted to grant a security interest in, for the benefit of the holders of the Senior Term Obligations, the cash deposited in the Cash Collateral Account pursuant to the terms of clause (ii) or (iii) of this paragraph (d), subject to the terms of the Intercreditor Agreement.

(d)

Fees and Expenses.  Borrowers agree to pay to Agent for the benefit of Revolving Lenders, as compensation to such Lenders for Letter of Credit Obligations incurred hereunder, (i) all reasonable out-of-pocket costs and expenses incurred by Agent or any Lender on account of such Letter of Credit Obligations, and (ii) for each month during which any Letter of Credit Obligation shall remain outstanding, a fee (the “Letter of Credit Fee”) in an amount equal to the Applicable L/C Margin from time to time in effect multiplied by the maximum amount available from time to time to be drawn under the applicable Letter of Credit.  Such fee shall be paid to Agent for the benefit of the Revolving Lenders in arrears, on the first day of each month and on the Commitment Termination Date.  In addition, Borrowers shall pay to any L/C Issuer, on demand, such fees (including all per annum fees), and reasonable out-of-pocket charges and expenses of such L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.

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(e)

Request for Incurrence of Letter of Credit Obligations.  Borrower Representative shall give Agent at least two (2) Business Days’ prior written notice requesting the incurrence of any Letter of Credit Obligation (including the amendment, renewal or extension of any outstanding Letter of Credit).  The notice shall be accompanied by the form of the Letter of Credit (which shall be acceptable to the L/C Issuer) and, if requested by the L/C Issuer, a completed letter of credit application on the L/C Issuer’s standard form; provided that the Application for Standby Letter of Credit in the form of Exhibit B-1 attached hereto will be the standard form to be used for all Letters of Credit issued by GE Capital or a subsidiary thereof.  Notwithstanding anything contained herein to the contrary, Letter of Credit applications by Borrower Representative and approvals by Agent and the L/C Issuer may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among Borrower Representative, Agent and the L/C Issuer.  In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by Borrower Representative to, or entered into by Borrower Representative with, the L/C Issuer relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(f)

Obligation Absolute.  The obligation of Borrowers to reimburse Agent and Revolving Lenders for payments made with respect to any Letter of Credit Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities on the terms and conditions in the Agreement, and the obligations of each Revolving Lender to make payments to Agent with respect to Letters of Credit shall be unconditional and irrevocable.  Such obligations of Borrowers and Revolving Lenders shall be paid strictly in accordance with the terms hereof under all circumstances including the following:

(i)

any lack of validity or enforceability of any Letter of Credit or the Agreement or the other Loan Documents or any other agreement;

(ii)

the existence of any claim, setoff, defense or other right that any Borrower or any of their respective Affiliates or any Lender may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such transferee may be acting), Agent, any Lender, or any other Person, whether in connection with the Agreement, the Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between any Borrower or any of their respective Affiliates and the beneficiary for which the Letter of Credit was procured);

(iii)

any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv)

payment by Agent (except as otherwise expressly provided in paragraph (g)(ii)(C) below) or any L/C Issuer under any Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other

LEGAL_US_E # 82813718. 8

document that does not comply with the terms of such Letter of Credit or such guaranty;

(v)

any other circumstance or event whatsoever, that is similar to any of the foregoing; or

(vi)

the fact that a Default or an Event of Default has occurred and is continuing;

provided that the foregoing clauses (i) through (vi) shall not be construed to excuse the L/C Issuer for liability to Borrowers to the extent of any damages suffered by Borrowers that are caused by the L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; provided, further, the parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination.

(g)

Indemnification; Nature of Lenders’ Duties.

(i)

In addition to amounts payable as elsewhere provided in the Agreement, Borrowers hereby agree to pay and to protect, indemnify, and save harmless Agent and each Lender from and against any and all claims, demands, liabilities, damages, losses, and all reasonable out-of-pocket costs, charges and expenses (including reasonable attorneys’ fees) that Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or guaranty thereof, or (B) the failure of Agent or any Lender seeking indemnification or of any L/C Issuer to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case other than to the extent solely as a result of the gross negligence or willful misconduct of Agent or such Lender (as finally determined by a court of competent jurisdiction).

(ii)

As between Agent and any Lender and Borrowers, Borrowers assume all risks of the acts and omissions of, or misuse of any Letter of Credit by beneficiaries, of any Letter of Credit.  In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law, neither Agent nor any Lender shall be responsible for:  (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided, that in the case of any payment by Agent under any Letter of Credit or guaranty thereof, Agent shall be liable to the extent such payment was made solely as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit

LEGAL_US_E # 82813718. 8

or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they may be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (G) the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; and (H) any consequences arising from causes beyond the control of Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of Agent’s or any Lender’s rights or powers hereunder or under the Agreement; provided, however, that the foregoing clauses (A) through (H) shall not be construed to excuse the L/C Issuer for liability to Borrowers to the extent of any damages suffered by Borrowers that are caused by the L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; provided, further, the parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination.

(iii)

Nothing contained herein shall be deemed to limit or to expand any waivers, covenants or indemnities made by Borrowers in favor of any L/C Issuer in any letter of credit application, reimbursement agreement or similar document, instrument or agreement between or among Borrowers and such L/C Issuer, including a Master Standby Agreement entered into with Agent.

(h)

Disbursement and Interest.

The L/C Issuer shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit.  The L/C Issuer shall promptly notify Agent and Borrower Representative by telephone (confirmed by telecopy) of such demand for payment and whether the L/C Issuer has made or will make a payment thereunder.  If the L/C Issuer shall make any payment under the Letter of Credit, then, unless Borrowers shall reimburse such payment in full on the date such payment is made, the unpaid amount thereof shall bear interest, for each day from and including the date such payment is made to but excluding the date that Borrowers reimburse such payment, at the rate per annum then applicable to Index Rate Loans.  The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination.

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ANNEX C (Section 1.8)

to

CREDIT AGREEMENT

CASH MANAGEMENT SYSTEM

Each Borrower shall, and shall cause its Subsidiaries to, establish and maintain the Cash Management Systems described below:

(a)

Except as otherwise permitted in the Post-Closing Letter, on or before the Closing Date and until the Termination Date, Borrowers shall (i) establish lock boxes (“Lock Boxes”) or at Agent’s discretion, blocked accounts (“Blocked Accounts”) at one or more of the banks set forth in Schedule 3.21, and shall request in writing and otherwise take such reasonable steps to ensure that all Account Debtors forward payment directly to such Lock Boxes, and (ii) deposit and cause its Subsidiaries to deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all Collateral (whether or not otherwise delivered to a Lock Box) into one or more Blocked Accounts in such Borrower’s name or any such Subsidiary’s name and at a bank identified in Schedule 3.21 (each, a “Relationship Bank”).  On or before the Closing Date, Borrowers shall have established concentration accounts in one or more of their respective names (each a “Concentration Account” and collectively,  the “Concentration Accounts”) at the bank or banks that shall be designated as the Concentration Account bank for each such Borrower or Borrowers in Schedule 3.21 (each a “Concentration Account Bank” and collectively, the “Concentration Account Banks”), which banks shall be reasonably satisfactory to Agent.

(b)

Borrowers shall maintain, in one or more of their respective names, an account (each a “Disbursement Account” and collectively, the “Disbursement Accounts”) at a bank reasonably acceptable to Agent into which Agent shall, from time to time, deposit proceeds of Loans made to Borrowers pursuant to Section 1.1 for use by Borrowers solely in accordance with the provisions of Section 1.4.  In addition, subject to the limitations set forth in this Agreement, the Domestic Credit Parties and their Domestic Subsidiaries shall be permitted to maintain and fund (i) deposit accounts of Domestic Credit Parties and their Domestic Subsidiaries (other than deposit accounts for which cash collections of the Credit Parties are deposited) so long as the aggregate balance in such deposit accounts does not exceed of $2,000,000 at any one time, (ii) the Excluded Deposit Accounts (as defined in the Security Agreement) and (iii) the DIP Term Loan Account.

(c)

Except as otherwise permitted in the Post-Closing Letter, on or before the Closing Date (or such later date as Agent shall consent to in writing), each Concentration Account Bank, each bank where a Disbursement Account is maintained and all other Relationship Banks, shall have entered into tri-party blocked account agreements with Agent, for the benefit of itself and Lenders, and the applicable Borrower and Subsidiaries thereof, as applicable, in form and substance reasonably acceptable to Agent, which shall become operative on or prior to the Closing Date.  Each such blocked account agreement shall provide, among

LEGAL_US_E # 82813718. 8

other things, that (i) all items of payment deposited in such account and proceeds thereof deposited in the applicable Concentration Account are held by such bank as agent or bailee-in-possession for Agent, on behalf of itself and Lenders, (ii) the bank executing such agreement has no rights of setoff or recoupment or any other claim against such account, as the case may be, other than for payment of its service fees and other charges directly related to the administration of such account and for returned checks or other items of payment, and (iii) from and after the Closing Date (A) with respect to banks at which a Blocked Account is maintained, such bank agrees to forward immediately all amounts in each Blocked Account to such Borrower’s Concentration Account Bank and to commence the process of daily sweeps from such Blocked Account into the applicable Concentration Account and (B) with respect to each Concentration Account Bank, such bank agrees to immediately forward all amounts received in the applicable Concentration Account to the Collection Account through daily sweeps from such Concentration Account into the Collection Account.  No Borrower shall, or shall cause or permit any Subsidiary thereof to, accumulate or maintain cash in Disbursement Accounts or payroll accounts as of any date of determination in excess of checks outstanding against such accounts as of that date and amounts necessary to meet minimum balance requirements.

(d)

So long as no Event of Default has occurred and is continuing, Borrowers may amend Schedule 3.21 to add or replace a Relationship Bank, Lock Box, Blocked Account or to replace any Concentration Account or any Disbursement Account; provided, that (i) Agent shall have consented in writing in advance to the opening of such account or Lock Box with the relevant bank (such consent not to be unreasonably withheld) and (ii) prior to the time of the opening of such account or Lock Box, the applicable Borrower or its Subsidiaries, as applicable, and such bank shall have executed and delivered to Agent a tri-party blocked account agreement, in form and substance reasonably satisfactory to Agent. Borrowers shall close any of their accounts (and establish replacement accounts in accordance with the foregoing sentence) promptly and in any event within thirty (30) days following notice from Agent that the creditworthiness of any bank holding an account is no longer acceptable in Agent’s reasonable judgment, or as promptly as practicable and in any event within sixty (60) days following notice from Agent that the operating performance, funds transfer or availability procedures or performance with respect to accounts or Lock Boxes of the bank holding such accounts or Agent’s liability under any tri-party blocked account agreement with such bank is no longer acceptable in Agent’s reasonable judgment.

(e)

The Lock Boxes, Blocked Accounts, Disbursement Accounts and the Concentration Accounts shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts securing payment of the Loans and all other Obligations, and in which each Borrower and each Subsidiary thereof shall have granted a Lien to Agent, on behalf of itself and Lenders, pursuant to the Security Agreement.

(f)

All amounts deposited in the Collection Account shall be deemed received by Agent in accordance with Section 1.10 and shall be applied (and allocated) by Agent in accordance with Section 1.11.  In no event shall any amount be so applied unless and until such amount shall have been credited in immediately available funds to the Collection Account.

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(g)

Each Borrower shall and shall cause its Affiliates, officers, employees, agents, directors or other Persons acting for or in concert with such Borrower (each a “Related Person”) to (i) hold in trust for Agent, for the benefit of itself and Lenders, all checks, cash and other items of payment received by such Borrower or any such Related Person, and (ii) within one (1) Business Day after receipt by such Borrower or any such Related Person of any checks, cash or other items of payment, deposit the same into a Blocked Account of such Borrower.  Each Borrower on behalf of itself and each Related Person thereof acknowledges and agrees that all cash, checks or other items of payment constituting proceeds of Collateral are part of the Collateral.  All proceeds of the sale or other disposition of any Collateral, shall be deposited directly into the applicable Blocked Accounts.

LEGAL_US_E # 82813718. 8

ANNEX D (Section 2.1(a))

to

CREDIT AGREEMENT

CLOSING CHECKLIST

In addition to, and not in limitation of, the conditions described in Section 2.1 of the Agreement, pursuant to Section 2.1(a), the following items must be received by Agent in form and substance satisfactory to Agent on or prior to the Closing Date (each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in Annex A to the Agreement):

A.

Appendices.  All Appendices to the Agreement, in form and substance satisfactory to Agent.

B.

Revolving Notes and Swing Line Notes.  Duly executed originals of the Revolving Notes and Swing Line Notes for each applicable Lender that has requested such Notes reasonably in advance of the Closing Date, dated the Closing Date.

C.

Security Agreements.  Duly executed originals of the Security Agreement and the Canadian Security Agreements, each dated the Closing Date, and all instruments, documents and agreements executed pursuant thereto.

D.

Security Interests and Code Filings.

(a)

Evidence reasonably satisfactory to Agent of the completion of, or arrangements to complete, all recordings and filings of, or with respect to the Security Agreement and the Canadian Security Agreements as may be necessary in the reasonable opinion of Agent to provide a perfected security interest (subject only to Permitted Liens and the Carve-Out Amount) in the Collateral (to the extent intended to be created by the Security Agreement and/or the Canadian Security Agreements and with the priority contemplated by the Intercreditor Agreement), including (i) such documents duly executed by each Credit Party (including financing statements under the Code and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens) as Agent may request in order to perfect its security interests in the Collateral and (ii) copies of Code, Personal Property Security Act (Ontario) and/or Register of Personal and Moveable Real Rights (Quebec) search reports listing all effective financing statements or other registrations that name any Credit Party as debtor, together with copies of such financing statements, none of which shall cover the Collateral, except for those relating to Permitted Liens.

(b)

Evidence reasonably satisfactory to Agent, including copies, of all UCC-1 and other financing statements or registrations filed in favor of any Credit Party with respect to each location, if any, at which Inventory may be consigned.

E.

Intellectual Property Security Agreements.  Duly executed originals of Trademark Security Agreements, Copyright Security Agreements and Patent Security

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Agreements, each dated the Closing Date and signed by each Credit Party which owns Trademarks, Copyrights and/or Patents, as applicable, all in form and substance reasonably satisfactory to Agent, together with all instruments, documents and agreements executed pursuant thereto.

F.

Guaranties.  Guaranties executed by each Subsidiary Guarantor and each Canadian Borrowing Base Guarantor in favor of Agent, for the benefit of Lenders.

G.

13-Week Budget.  Agent shall have received a copy of the 13-Week Budget, in form and substance acceptable to Agent and the Lenders, which may be updated from time to time pursuant to amendments thereto as approved by Agent and the Requisite Lenders.

I.

Initial Borrowing Base Certificate.  Duly executed originals of an initial Borrowing Base Certificate, dated the Closing Date, reflecting information concerning Eligible Accounts and Eligible Inventory of the Borrower Parties as January 31, 2009.

J.

Intentionally Omitted.

K.

Letter of Direction.  Duly executed originals of a letter of direction from Borrower Representative addressed to Agent, on behalf of itself and Lenders, with respect to the disbursement on the Closing Date of the proceeds of the initial Revolving Credit Advance.

L.

Cash Management System; Blocked Account Agreements.  Evidence satisfactory to Agent that, as of the Closing Date, Cash Management Systems complying with Annex C to the Agreement have been established and are currently being maintained in the manner set forth in such Annex C, together with copies of duly executed tri-party blocked account and lock box agreements, reasonably satisfactory to Agent, with the banks as required by Annex C.

M.

Charter and Good Standing.  For each Credit Party, such Person’s (a) charter and all amendments thereto, (b) good standing certificates (including verification of tax status) in its state of incorporation and (c) good standing certificates (including verification of tax status) and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date prior to the Closing Date and certified by the applicable Secretary of State or other authorized Governmental Authority.

N.

Bylaws and Resolutions.  For each Credit Party, (a) such Person’s bylaws, together with all amendments thereto and (b) resolutions of such Person’s Board of Directors, approving and authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and the transactions to be consummated in connection therewith, each certified as of the Closing Date by such Person’s corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment.

O.

Incumbency Certificates.  For each Credit Party, signature and incumbency certificates of the officers of each such Person executing any of the Loan

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Documents, certified as of the Closing Date by such Person’s corporate secretary or an assistant secretary as being true, accurate, correct and complete.

P.

Opinions of Counsel.  Duly executed originals of the following opinions, each in form and substance reasonably satisfactory to Agent and its counsel, dated the Closing Date, which shall include in such opinion an express statement to the effect that Agent and Lenders are authorized to rely on such opinion:

1.

Hugh O’Donnell, General Counsel to Parent;

2.

Dinsmore & Shohl, counsel to Borrowers;

3.

Lavery, de Billy, L.P.P., legal counsel to the Canadian subsidiaries       of  Parent; and

4.

Torys LLP, legal counsel to the Canadian subsidiaries of Parent.

Q.

Pledge Agreement.  Duly executed original of the Pledge Agreement accompanied by (as applicable) (a) share certificates representing all of the outstanding certificated Stock being pledged pursuant to such Pledge Agreement and stock powers for such share certificates executed in blank and (b) the original intercompany notes and other instruments evidencing Indebtedness being pledged pursuant to such Pledge Agreement, duly endorsed in blank.

R.

OFFICER’S CERTIFICATE.  AGENT SHALL HAVE RECEIVED DULY EXECUTED ORIGINALS OF A CERTIFICATE OF PARENT EXECUTED BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF PARENT, DATED THE CLOSING DATE, STATING THAT (I) SINCE CREDIT PARTIES’ QUARTERLY FINANCIAL STATEMENTS DATED AS OF DECEMBER 31, 2008, OTHER THAN THE CHAPTER 11 CASE AND THE CANADIAN PROCEEDINGS, NO EVENT OR DEVELOPMENT HAS OCCURRED THAT HAS HAD OR COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT OTHER THAN THE COMMENCEMENT OF THE CHAPTER 11 CASE AND THE CONTINUATION OF THE CIRCUMSTANCES GIVING RISE TO THE FILING THEREOF, AND (II) OTHER THAN THE CHAPTER 11 CASE AND THE CANADIAN PROCEEDINGS, NO LITIGATION COMMENCED WHICH WOULD HAVE A MATERIAL ADVERSE EFFECT ON THE CREDIT PARTIES TAKEN AS A WHOLE, THEIR BUSINESS, OR THEIR ABILITY TO REPAY THE LOANS, OR WHICH WOULD CHALLENGE THE TRANSACTIONS UNDER CONSIDERATION.

S.

Intentionally Omitted.

T.

Intercompany Subordination Agreement. Intercompany Subordination Agreement executed by each Credit Party or a Subsidiary of a Credit Party in favor of Agent, for the benefit of Agent and the Lenders, substantially in the form of Exhibit A-1.

LEGAL_US_E # 82813718. 8

U.

DIP Term Loan Documents.  The DIP Term Loan Agreement and each other DIP Term Loan Document, together with evidence satisfactory to Agent that all conditions precedent to such DIP Term Loan Documents have been satisfied or waived and Parent has received not less than $15,000,000 (net of fees and expenses required to be paid under the DIP Term Loan Agreement on the Closing Date) from the proceeds of the DIP Term Loan Indebtedness which has been used to repay the Obligations (as defined in the Pre-Petition Credit Agreement), each in form and substance satisfactory to Agent and Lenders.

V.

Financial Condition.  Agent shall have received the Financial Statements set forth in Section 3.7 and the DIP Budget, certified by Borrower Representative’s Chief Financial Officer, in each case in form and substance reasonably satisfactory to Agent.

W.

Master Standby Agreement.  A Master Agreement for Standby Letters of Credit among Borrowers and GE Capital Financial Inc.

X.

Restructuring Support Agreement.  Agent shall have received a fully executed copy of the Restructuring Support Agreement, in form and substance reasonably satisfactory to Agent.

Y.

DIP Intercreditor Agreement.  A fully executed copy of that certain DIP Intercreditor Agreement, dated as of the Closing Date, among Agent, the DIP Term Loan Agent and the Credit Parties.

LEGAL_US_E # 82813718. 8

ANNEX E (Section 4.1(a))

to

CREDIT AGREEMENT

FINANCIAL STATEMENTS AND PROJECTIONS -- REPORTING

Borrowers shall deliver or cause to be delivered to Agent or to Agent and Lenders, as indicated, the following:

(a)

as soon as available and in any event within 30 days after the end of each Fiscal Quarter of Parent and its Subsidiaries commencing with the first Fiscal Quarter of Parent and its Subsidiaries ending after the Closing Date, balance sheets, statements of operations and retained earnings and statements of cash flow of Parent and its Subsidiaries as at the end of such quarter, in each case, on a consolidated and, to the extent prepared, consolidating basis, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year, all in reasonable detail and, in the case of consolidated information, certified by an Authorized Officer of Parent as fairly presenting, in all material respects in accordance with GAAP, the financial position of Parent and its Subsidiaries as of the end of such quarter and the results of operations and cash flows of Parent and its Subsidiaries for such quarter, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of Parent and its Subsidiaries furnished to Agent and the Lenders, subject to normal year-end adjustments and the absence of footnotes and subject to any adjustments that might be required as a result of goodwill impairment testing;

(b)

[intentionally omitted];

(c)

as soon as available, and in any event within 30 days after the end of each Fiscal Month of Parent and its Subsidiaries commencing with the first Fiscal Month of Parent and its Subsidiaries ending after the Closing Date, (i) internally prepared consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and consolidated and consolidating statements of cash flows as at the end of such Fiscal Month, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such Fiscal Month, all in reasonable detail and certified by an Authorized Officer of Parent as fairly presenting, in all material respects in accordance with GAAP, the financial position of Parent and its Subsidiaries as at the end of such Fiscal Month and the results of operations, retained earnings and cash flows of Parent and its Subsidiaries for such Fiscal Month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to Agent and the Lenders, subject to normal year-end adjustments and the absence of footnotes and subject to any adjustments that might be required as a result of goodwill impairment testing, (ii) a summary of the use of proceeds from each Advance and (iii) a comparison to the DIP Budget (together with a variance discussion and such other information as may be reasonably requested by Agent);

LEGAL_US_E # 82813718. 8

(d)

simultaneously with the delivery of the financial statements of Parent and its Subsidiaries required by clauses (a) and (c) of this Annex E, a certificate (a “Compliance Certificate”) of Parent executed by an Authorized Officer of Parent stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of Parent and its Subsidiaries with a view to determining whether Parent and its Subsidiaries are in compliance with all of the provisions of this Agreement and such Loan Documents at the time of such review, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence at the date of such certification of an Event of Default or Default or, if an Event of Default or Default existed, describing the nature and period of existence thereof and the action which Parent and its Subsidiaries propose to take or have taken with respect thereto;

(e)

upon Agent’s reasonable request, reports as required by paragraph (b)(ii) of Annex F, in form and detail reasonably satisfactory to Agent and certified by an Authorized Officer of Borrower Representative as being accurate and complete in all material respects;

(f)

promptly after submission to any Governmental Authority, all documents and information furnished to such Governmental Authority in connection with any investigation of any Credit Party other than routine inquiries by such Governmental Authority;

(g)

as soon as possible, and in any event within 3 Business Days after any Authorized Officer has knowledge of the occurrence of an Event of Default or Default that is continuing or the occurrence of any event or development that could reasonably be expected have a Material Adverse Effect, the written statement of an Authorized Officer of Borrower Representative setting forth the details of such Event of Default or Default or other event or development having a Material Adverse Effect and the action which the affected Credit Party proposes to take with respect thereto;

(h)

(A) as soon as possible and in any event within 15 days after any Credit Party or any ERISA Affiliate thereof knows or has reason to know that (1) any Reportable Event with respect to any Employee Plan has occurred, (2) any other Termination Event with respect to any Employee Plan has occurred, or (3) an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the IRC with respect to an Employee Plan, a statement of an Authorized Officer of Borrower Representative setting forth the details of such occurrence and the action, if any, which such Credit Party or such ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within 10 days after receipt thereof by any Credit Party or any ERISA Affiliate thereof from the PBGC, copies of each notice received by any Credit Party or any ERISA Affiliate thereof of the PBGC’s intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 15 days after the filing thereof with the Internal Revenue Service if requested by Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within 15 days after any Credit Party or any ERISA Affiliate thereof knows or has reason to know that a required installment

LEGAL_US_E # 82813718. 8

within the meaning of Section 412 of the IRC has not been made when due with respect to an Employee Plan, (E) promptly and in any event within 10 days after receipt thereof by any Credit Party or any ERISA Affiliate thereof from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by any Credit Party or any ERISA Affiliate thereof concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA and (F) promptly and in any event within 15 days after any Credit Party or any ERISA Affiliate thereof sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Credit Party, in each case under the immediately preceding clauses (A) through (F), to the extent any such event or occurrence would reasonably be expected to result in liability of any Credit Party in an amount in excess of $1,000,000;

(i)

promptly after the commencement thereof but in any event not later than 5 Business Days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Credit Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which could reasonably be expected to have a Material Adverse Effect;

(j)

as soon as possible and in any event within 5 Business Days after any Authorized Officer has knowledge of the execution, receipt or delivery thereof, copies of any notices that any Credit Party executes or receives in connection with any Material Contract (other than Indebtedness) that such Credit Party determines in good faith to be material to Agent of the Lenders;

(k)

as soon as possible and in any event within 5 Business Days after execution, receipt or delivery thereof, copies of any notices that any Credit Party executes or receives in connection with the sale or other Disposition of the Stock of, or all or substantially all of the assets of, any Credit Party that, in each case, such Credit Party determines in good faith to be material to such transaction or to Agent or the Lenders; provided that nothing in this clause (k) shall be deemed to permit any such Disposition;

(l)

as soon as possible and in any event within 5 Business Days after delivery to holders of Senior Secured Notes, the Senior Secured Notes Trustee, the DIP Term Loan Agent, the DIP Term Loan Lenders, any other holder of any other material Indebtedness (including, without limitation, Lloyds TSB Group plc) or filing with the SEC, copies of such material statements, reports and other information any Credit Party may make generally available to the holders of the Senior Secured Notes, the Senior Secured Notes Trustee, the DIP Term Loan Agent, the DIP Term Loan Lenders, any other holder of any other material Indebtedness (including, without limitation, Lloyds TSB Group plc) or file with the SEC (or any national (domestic or foreign) securities exchange);

(m)

promptly upon receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to any Credit Party by its auditors in connection with any annual or interim audit of the books thereof, subject to the consent, if required, by such auditors;

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(n)

promptly upon their being filed with the Bankruptcy Court or the Canadian Court, as applicable, copies of all monthly reports as well as all pleadings, motions, applications, judicial information or other information with respect to each Credit Party’s financial condition filed by or on behalf of each Credit Party with the Bankruptcy Court or the Canadian Court, as applicable, or provided or served by a Credit Party to or upon the United States Trustee or the Canadian Information Officer (or any monitor or interim receiver, if any, appointed in the Chapter 11 Case) or any Committee, at the time such document is filed with the Bankruptcy Court or the Canadian Court, as applicable, or provided or served by a Credit Party to or upon the United States Trustee or Canadian Information Officer (or any monitor or interim receiver, if any, appointed in the Chapter 11 Case) or any Committee, to the extent such document has not otherwise been provided pursuant to an order of the Bankruptcy Court or the Canadian Court, as applicable, establishing notice procedures in the Chapter 11 Case, the Canadian Proceedings or otherwise;

(o)

on Friday of each week, not later than 5:00 p.m. (New York City time), a 13-Week Budget of the Debtors and rolling forward for the next twelve (12) week period and including a new thirteen (13) week, and an updated comparison to the previously delivered 13-Week Budget (and within 5 Business Days following such delivery, a reporting package, consistent with the reporting package provided to Agent as of the Closing Date, which includes, among other things, a variance discussion and such other information as may be reasonably requested by Agent), each in form and substance acceptable to Agent and the Requisite Lenders;

(p)

promptly upon receipt thereof, copies of all substantive materials received from (and any substantive information requests with respect thereto) any interested bidders with respect to the sale of the assets of the Credit Parties, other than with respect to sales of asses that occur in the ordinary course of business and are consistent with past practices;

(q)

simultaneously with the delivery of the financial statements of Parent and its Subsidiaries required by clause (c) of this Annex E, deliver to Agent a report of the (a) fees and expenses of Borrowers’ professionals and any Committee’s professionals incurred during such month, (b) fees and expenses referred to in clause (a) that were not paid during such month and (c) fees and expenses referred to in clause (a) that were paid during such month;

(r)

delivery to Agent on each Friday following the Closing Date, commencing with the first full week following the Closing Date, on a confidential basis of (a) a summary of any confidentiality agreements executed during such week along with a breakdown of confidentiality agreements entered into with strategic and/or financial buyers (in each case on a no-name basis) and (b) an update on any substantive discussions regarding asset sales, which shall include, among other things, the proposed sale price of such asset sales (and, in each case, such other information as Agent may reasonably request in connection therewith); and

promptly upon request, such other information concerning the condition or operations, financial or otherwise, of any Credit Party as Agent may from time to time may reasonably request.

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ANNEX F (Section 4.1(b))

to

CREDIT AGREEMENT

COLLATERAL REPORTS

Borrowers shall deliver or cause to be delivered the following:

(a)

To Agent, no later than noon (New York time) Friday of each calendar week, a Borrowing Base Certificate, current as of the close of business on Friday of the immediately preceding week, supported by schedules showing the derivation thereof and containing such detail and other information as Agent may reasonably request from time to time, provided that (I) the Borrowing Base set forth in the Borrowing Base Certificate shall be effective from and including the date such Borrowing Base Certificate is duly received by Agent but not including the date on which a subsequent Borrowing Base Certificate is received by Agent, unless Agent disputes the eligibility of any property included in the calculation of the Borrowing Base or the valuation thereof by notice of such dispute to Borrower Representative, (II) in the event of any dispute about the eligibility of any property included in the calculation of the Borrowing Base or the valuation thereof, Agent’s Permitted Discretion shall control until such dispute is resolved and (III) in the case of Borrowing Base Certificates delivered on a weekly basis, the Inventory component and eligibility of Accounts may be updated on a monthly basis;

(b)

To Agent, each in a form reasonably satisfactory to Agent:

(i)

upon Agent’s reasonable request, schedules of sales made, credits issued and cash received;

(ii)

as soon as possible after the end of each Fiscal Month (but in any event within fifteen (15) days after the end thereof), on a monthly basis or more frequently as Agent may reasonably request:  (A) perpetual inventory reports for each location of Inventory of the Borrower Parties, but only to the extent such Borrower Parties are capable of providing such reports for such location, and if not capable, such other inventory reports in form and substance reasonably acceptable to Agent, (B) inventory reports by location and Inventory category (and including the amounts of Inventory and the value thereof at any leased locations and at premises of warehouses, processors or other third parties), (C) agings of Accounts (together with a reconciliation to the previous month’s aging and general ledger), and (D) agings of accounts payable (and including information indicating the amounts owing to owners and lessors of leased premises, warehouses, processors and other third parties from time to time in possession of any Collateral);

(iii)

upon Agent’s request, (A) copies of customer statements, purchase orders, sales invoices, credit memos, remittance advices and reports, and copies of deposit slips and bank statements, (B) copies of shipping and delivery documents, and (C) copies of purchase orders, invoices and delivery documents for Inventory and equipment acquired by any Borrower Party; and

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(iv)

such other reports as to the portion of the Collateral comprised of Inventory and Accounts of Borrower Parties as Agent shall reasonably request from time to time.

(c)

If any Credit Party’s records or reports of the Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, such Credit Party hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports, and related documents to Agent and to follow Agent’s instructions with respect to further services at any time that an Event of Default has occurred and is continuing.

(d)

To Agent, on a quarterly basis or at such more frequent intervals as Agent may reasonably request from time to time (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date), collateral reports with respect to each Borrower Party, including all additions and reductions (cash and non-cash) with respect to Accounts of such Borrower Party, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion each of which shall be prepared by the applicable Borrower Party as of the last day of the immediately preceding quarter or the date two (2) days prior to the date of any such request.

(e)

To Agent, at the time of delivery of each of the quarterly Financial Statements delivered pursuant to Annex E:

(i)

a reconciliation of the Accounts trial balance to the most recent Borrowing Base Certificate, general ledger and quarterly Financial Statements delivered pursuant to Annex E, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

(ii)

a reconciliation of the perpetual inventory by location to the most recent Borrowing Base Certificate, general ledger and quarterly Financial Statements delivered pursuant to Annex E, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

(iii)

an aging of accounts payable and a reconciliation of that accounts payable aging to the general ledger and quarterly Financial Statements delivered pursuant to Annex E, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

(iv)

a reconciliation of the outstanding Loans as set forth in the quarterly Loan Account statement provided by Agent to the general ledger and monthly Financial Statements delivered pursuant to Annex E, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

(f)

To Agent, upon its reasonably request, (i) a listing of government contracts of each Borrower Party subject to the Federal Assignment of Claims Act of 1940; and (ii) a list of any applications for the registration of any Patent, Trademark or Copyright filed by

LEGAL_US_E # 82813718. 8

any Credit Party with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in the prior Fiscal Quarter;

(g)

Each Borrower Party, at its own expense, shall deliver to Agent the results of each physical verification, if any, that such Borrower Party may in their discretion have made, or caused any other Person to have made on their behalf, of all or any portion of their Inventory (and, if an Event of Default has occurred and is continuing, each Borrower shall, upon the request of Agent, conduct, and deliver the results of, such physical verifications as Agent may require);

(h)

Each Borrower Party, at its own expense, shall deliver to Agent appraisals of its Inventory, as Agent may reasonably request in its Permitted Discretion (but not more frequently than annually, unless an Event of Default shall have occurred and be continuing in which case such limitation on the number of appraisals shall no longer apply; and

(i)

Such other reports, statements and reconciliations with respect to the Borrowing Base, Collateral or Obligations of any or all Credit Parties as Agent shall from time to time request in its reasonable discretion.

LEGAL_US_E # 82813718. 8

ANNEX G (Section 6.10)

to

CREDIT AGREEMENT

FINANCIAL COVENANTS

Borrowers shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied, until the Termination Date:

(a)

Total Disbursement Covenant.  The maximum amount of total disbursements under the DIP Budget (without taking into account any critical vendor payments or foreign vendor payments, in each case as approved by the Bankruptcy Court) shall not exceed on a cumulative basis the lesser of (a) one hundred twenty percent (120%) of the projected total disbursements or (b) $6,000,000.

(b)

Unless otherwise specifically provided herein, any accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied.  That certain items or computations are explicitly modified by the phrase “in accordance with GAAP” shall in no way be construed to limit the foregoing.  If any “Accounting Changes” (as defined below) shall occur after the date hereof and such changes result in a change in the calculation of the financial covenants, standards or terms used in the Agreement or any other Loan Document, then Borrowers, Agent and Lenders agree to enter into negotiations in order to amend such provisions of the Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Borrowers’ and their Subsidiaries’ financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made; provided, however, that the agreement of Requisite Lenders to any required amendments of such provisions shall be sufficient to bind all Lenders.  “Accounting Changes” means (i) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), (ii) changes in accounting principles concurred in by any Borrower’s certified public accountants; (iii) purchase accounting adjustments under A.P.B. 16 or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (iv) the reversal of any reserves established as a result of purchase accounting adjustments.  If Agent, Borrowers and Requisite Lenders agree upon the required amendments, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in the Agreement or in any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change.  If Agent, Borrowers and Requisite Lenders cannot agree upon the required amendments within thirty (30) days following the date of implementation of any Accounting Change, then all Financial Statements delivered and all calculations of financial covenants and other standards and terms in accordance with the

LEGAL_US_E # 82813718. 8

G-1

Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change.

LEGAL_US_E # 82813718. 8

G-2

ANNEX H (Section 9.9(a))

to

CREDIT AGREEMENT

WIRE TRANSFER INFORMATION

Bank:

Bankers Trust & Deutsche Bank

Address:

60 Wall Street

New York, NY 10005

ABA #:

###########

ACCT#- Incoming

###########

ACCT#- Outgoing

###########

Account Name:

GECC CFS CIF Collection Account

Reference:

CFK1205 MILACRON INC DIP FACILITY

LEGAL_US_E # 82813718. 8

H-1

ANNEX I (Section 11.10)

to

CREDIT AGREEMENT

NOTICE ADDRESSES

(A)

General Electric Capital Corporation

299 Park Avenue

3rd Floor

New York, NY 10171

Attention: Tom Morante or Milacron Account Manager

Telecopier No.: (646) 428-7094

Telephone No.: (212) 309-8769

with copies to:

General Electric Capital Corporation

201 Merritt Seven

Norwalk, Connecticut 06851

Attention: Milacron - Loan Servicer

Telecopier No.: (203) 229-5788

Telephone No.: (203) 229-5221

and

General Electric Capital Corporation

401 Merritt Seven, Second Floor

Norwalk, Connecticut 06851

Attention:  Corporate Counsel – Corporate Lending

Telecopier No.: (203) 956-4001

Telephone No.: (203) 229-1492

and (which notice shall not constitute notice to Agent or GE Capital)

Paul, Hastings, Janofsky & Walker LLP

600 Peachtree Street, Suite 2400

Atlanta, Georgia 30308

Attention: Jesse H. Austin, III, Esq.

Telecopier No.: (404) 815-2424

Telephone No.: (404) 815-2208

LEGAL_US_E # 82813718. 8

I-1

(B)

If to any Credit Party, to Borrower Representative, at

Milacron Inc.

4165 Half Acre Road

Batavia, Ohio  45103

Attention:  John Francy

Telephone No.:  513-536-3555

Telecopier No.:  513-536-3511

with copies to:

Dinsmore & Shohl LLP (Borrower’s Counsel)

255 East Fifth Street

Suite 1900

Cincinnati, OH 45202

Telephone No.:  (513) 977-8259

Telecopier No (513) 977-8141

Attention:  Kim Martin Lewis, Esq.

LEGAL_US_E # 82813718. 8

I-2

ANNEX J (from Annex A - Commitments definition)

to

CREDIT AGREEMENT

Lender(s)

Revolving Loan Commitment

General Electric Capital Corporation

(including a Swing Line Commitment

of $10,000,000) of $55,000,000

J-1

LEGAL_US_E # 82813718.8